Exhibit 10.13
INTRODUCTION
Pan American Energy LLC (Sucursal Argentina), an oil and natural gas production company that operates several areas within the Gulf of San Jorge in the Republic of Argentina (“PAE”) and DLS Argentina Limited – Sucursal Argentina, a company specialized in the drilling and completion of oil wells and in the rendering of other services related therewith (“DLS”), have decided by mutual agreement to form a long term strategic alliance for the drilling of wells for the production of oil and/or natural gas and for the carrying out of eventual workover activities, declaring to pursue the following purpose:
–	To drill as many wells as possible, of a quality that suits the needs of Pan American, under the required safety, health and environment protection conditions and at a cost convenient for both parties against different market conditions.
To that end the parties intend:
•	To plan, jointly and in the long term, the best and most rational use of the equipment available;
•	To promote the integration and development of both companies’ personnel in order to achieve the most efficient performance of such personnel;
•	To permanently optimize the levels of operational excellency; and
•	To harmonize both companies Security, Health, Environment and Management systems by defining common processes in order to rationalize such systems and make them more efficient for the achievement of the proposed goals.
For the purpose of executing this proposal, the parties agree to remain subject to the model agreement transcribed in the following chapter.

EXHIBIT “A”
MODEL AGREEMENT
City of Buenos Aires, July 1, 2003.
Messrs.
Pan American Energy LLC Sucursal Argentina
Av. Leandro N. Alem 1180
(1001) Buenos Aires
By hand

Re:	Strategic Agreement for the rendering of Drilling, Completion and Workover Services of oil and gas wells
Dear Sirs,
We hereby submit to your consideration our sole Strategic Agreement proposal for the rendering of Drilling, Completion and Workover Services of wells located in the area of the Gulf of San Jorge, Provinces of Chubut and Santa Cruz, and other services related therewith, as such services may be requested by Pan American Energy LLC (Sucursal Argentina) according to its operation needs; the text of the Strategic Agreement is transcribed herein below:
“WHEREAS, for the performance of its activities in the Gulf of San Jorge, PAE (as this term is defined below) requires the performance of Drilling, Completion and Workover services of wells and other services related therewith;
“WHEREAS DLS (as this term is defined below) is familiar with the rendering of drilling, completion and workover services of oil wells and with the rendering of other services related therewith, it has the necessary know-how and experience, capacity and availability to perform such services and it also has experienced personnel and sufficient equipment to do so;
“WHEREAS DLS has economic and financial capacity to perform the services and to that effect wishes to render the services to PAE (as this term is defined below);
“WHEREAS it is the PARTIES intention to formalize a collaboration relationship based on institutional trust;
“WHEREAS it is the PARTIES intention to work together in order to achieve mutual benefits by developing ongoing improvements and optimizing the use of the resources;
“WHEREAS by implementing a long term Strategic Agreement the PARTIES shall be able to optimize the use of the resources; and
“WHEREAS by means of such long term Strategic Agreement, both DLS and PAE shall be able to obtain mutual benefits in different areas both economic as well as operational and managerial;
THEREFORE the PARTIES agree to execute a Strategic Agreement (hereinafter referred to as “the Agreement”) subject to the following terms:
1. PARTIES
DLS Argentina Limited – Sucursal Argentina, with legal domicile at Av. Pueyrredón 1770, 4th Floor of the City of Buenos Aires, hereinafter referred to as “DLS” and PAN AMERICAN ENERGY LLC – Sucursal Argentina, with legal domicile at Av. Leandro N. Alem 1180 of the City of Buenos Aires, hereinafter referred to as “PAE” (both parties jointly referred to as the “PARTIES” and individually as “PARTY”).

2. PURPOSE
The purpose of this Agreement is for DLS to perform the necessary works for the rendering of drilling, completion and workover services of wells located in the area of the Gulf of San Jorge, in the provinces of Chubut and Santa Cruz and other related services, as such services are more thoroughly described in Appendix II of this Agreement (hereinafter, the “SERVICES”); this description of the purpose shall not be construed to exclude other works contributing to or related with the purposes of this Agreement.
3. RENDERING OF THE SERVICES
The Services that constitute the subject matter of this Agreement shall be rendered exclusively to the extent to which they are required by PAE and in the amount determined by the latter, in accordance with the guidelines set forth by section 4 below.
The services shall be performed by DLS taking into consideration the conditions established in this Agreement and its Appendixes (all of them hereinafter referred to as the “Documents of the Agreement”), composed by the following:
Appendix I: Prices
Appendix II: Technical Appendix
Appendix III: PAE’s General Bidding Terms and Conditions Applicable to Works and Services Agreements. Subcontractors management SSA system. (both documents hereinafter referred to as the “Bidding Terms”).
4. AMOUNT OF EQUIPMENT
DLS shall guarantee the availability of at least three (3) pieces of drilling equipment, eight (8) pieces of workover equipment and five (5) pieces of light pulling equipment in order to satisfy PAE requirements; in turn and provided there are no significant changes in the oil price or adverse results different from the production estimations, PAE shall make available to DLS a sufficient number or sites so as to permanently maintain all of the said equipment in operation during the term of the Agreement.
There are no limitations on the maximum amount of equipment to be provided by DLS, provided however that the equipment is required by PAE.
The PARTIES agree to notify the other party at least thirty (30) days in advance prior to requesting that the party adds or removes a piece of equipment.
5. TERM
This Agreement shall be in force for a period of five (5) years as from its Effective Date and shall remain in force until the completion of the referred term, date on which it shall be automatically terminated without any prior notice.
The above referred term, however, shall be subject to the early termination provisions set forth by the Documents of the Agreement.
6. PRICE
See Appendix I.
7. CERTIFICATION
DLS shall use the electronic work certification system contained in PAE’s operative accounting system called “LABS”, which consists on the generation of work certificates called “work tickets” based on daily reports, and which DLS shall cause the team leader to enter through a computer terminal; the work tickets shall be electronically delivered to the Agreement leader for approval and subsequent preparation of an invoice. On the basis of the work tickets approved by the Agreement leader, DLS shall prepare and present the invoices, which shall be payable in accordance with section 8 “Way of Payment”. In the cases of Work Over and Pulling, DLS shall present up to a maximum of one invoice per week.

8. WAY OF PAYMENT
8.1	Thirty (30) days following the electronic entry into the e-commerce system LABS of an invoice duly documented as provided by Section 7 above; within 24 hours DLS shall, at its own option, deliver a hard copy of the invoice to Buenos Aires or to the Gulf of San Jorge Management Unit.

8.2	At PAE’s request, DLS shall provide PAE with all the documentation required by the Bidding Terms prior to the payment of invoices. In case PAE objected an invoice, PAE shall pay the non-objected portion of the same and shall notify DLS about the objected items. The objection shall only be acceptable if made on the basis of calculation errors or errors in the preparation of the invoice.

8.3	A payment made by PAE shall in no way imply acceptance of the amendment to the invoice and shall not mean a waiver to any right or recourse PAE may be entitled to under this Agreement according to the law.
9. DLS TAX IDENTIFICATION NUMBER
30-64074560-2
10. NECESSARY DOCUMENTS
Regardless of the document requirements established by the Bidding Terms, which PAE may request at any time, DLS shall keep in its possession the documents described below regarding all of the personnel appointed to fulfill the Agreement (including its own subcontractors’ personnel) and shall keep such documents permanently updated during the entire term of the Agreement:
(a)	Copy of their ID.

(b)	Work permits issued by the National Immigration Office in the case of foreign employees. DLS hereby represents that it is aware of the provisions of Section 71 of Act 17.319 and committed to complying with them.

(c)	Updated certificates of social security contributions.

(d)	Registration of the personnel with a Labor Risk Insurance Company.

(e)	Medical center specialized in labor medicine assisting all personnel appointed to fulfill the Agreement.

(f)	Receipts for working clothes and personal safety items signed by all personnel appointed to fulfill the Agreement.

(g)	List of vehicles and/or road equipment and insurances, as required by the Bidding Terms, corresponding to the company that will transport DLS personnel and to DLS fleet of vehicles.

(h)	Drivers license of DLS personnel and of the personnel of the company that will transport DLS personnel.
PAE may at any time perform an audit and request the above described documents; in case PAE verified that there is no objective evidence about the existence of such documents, its shall proceed in accordance with the provisions of the Bidding Terms.
The PARTIES undertake to comply at every time with the labor, health and safety, insurance and social security provisions set forth by the national, provincial and local legislation, as well as with their internal corporate regulations, which they declare to know.

11. INSURANCES
DLS shall provide PAE with a copy of the insurance policies signed by the insurance company and executed in accordance with the provisions of the Bidding Terms or the equivalent certificates issued by the insurance company, with the specifications described hereunder:
a)	The General Civil Liability Insurance shall be executed for an amount of US$1,000,000.00 per claim and shall include, in addition to the ordinary provisions contained in this type of policy

Specific reference to the fact that the policy covers damages eventually caused to landowners who are not a party to the Agreement during the fulfillment of the same.

Extension of the coverage to whatever amounts DLS had to pay as a result of damages to elements or goods that were in its possession under any legal title, or under its supervision, even if such elements or goods were used by DLS in carrying out its duties but they were the property of PAE.

Inclusion of PAE as a third party covered by the insurance policy.

Neither DLS nor the insurance company shall be entitled to exercise any compensation or reimbursement rights against PAE for any damages or losses to DLS or PAE’s goods which had been used in order to fulfill this Agreement.
12. ASSIGNMENT OF THE AGREEMENT
Taking into consideration the nature of the Agreement and the relationship between the PARTIES, none of the PARTIES may assign the Agreement, in part or as a whole, nor may DLS subcontract all or part of the works that constitute the subject matter of the same, without prior written authorization by the other PARTY. For the purposes of the Agreement, all of the obligations of DLS shall be deemed to be also its subcontractors obligations and DLS shall be jointly and severally responsible with them for damages caused to PAE, even when PAE had authorized the subcontracting.
The section above shall not apply in case the assignment by PAE was part of a greater transaction (internationally known as a “package deal”), resulting either from a spin off, merger, sale of all or of a substantial part of PAE’s rights or assets and only in the event that the assignment of the Agreement by PAE represented less than 30% (thirty percent) of the value of the said greater transaction.
13. FORCE MAJEURE
None of the PARTIES shall be liable for failing to comply with the terms of the Agreement when compliance with its obligation was impeded, prevented or delayed by an extraordinary event constituting an event of force majeure or Act of God according to sections 513/514 of the Civil Code. Each PARTY shall give the other party notice of the occurrence of such events within forty eight (48) hours following such occurrence and immediately after their disappearance in order to resume the fulfillment of the Agreement. The PARTY affected by the event of force majeure or Act of God shall make its best efforts to mitigate the effects of the same.
14. RESPONSIBILITIES
14.1	Responsibility for complying with the Laws of the Republic of Argentina. DLS shall perform all the works specified in the Agreement complying with all the laws and regulations of the Republic of Argentina, any applicable geopolitical subdivision thereof, including but not limited to the observance of the provisions related to the way the operations should be conducted and to the employer’s obligations regarding safety, salaries, social security contributions and insurances in connection with its own or its subcontractors personnel. DLS further undertakes to maintain and immediately communicate PAE about, and to hold PAE harmless against any claim, penalty, lawsuit or action of any nature based on laws, regulations or bargaining agreements that may be applicable as a result of the operations performed under the Agreement.

14.2	Responsibility for taxes. Each PARTY shall be responsible for paying all national, provincial and municipal charges, taxes and fees applicable as a result of their activities.
15. APPENDIXES THAT FORM PART OF THE AGREEMENT
Appendixes I, II and III (Prices, Technical Appendix and Bidding Terms) shall be regarded as part of the Agreement as if they were incorporated in the body of the same.
In case of conflict between the provisions of the Agreement and the provisions of the Appendixes, however, or between the Appendixes themselves, the Agreement shall prevail over the Appendixes and an Appendix shall prevail over the other ones according to the order in which they are listed in the present section.
16. HEADINGS – INDIVISIBLE AGREEMENT
The headings preceding each section are included for the purpose of facilitating their reading only and shall not be used to interpret the Agreement.
The Agreement constitutes the entire agreement of the PARTIES and supersedes all prior agreement or communication, and may only be amended through a document executed by the authorized representatives of the PARTIES.
17. INDEMNITY
17.1	The terms stated herein below, when used in this Section or in any other part of this Agreement, shall have the following meanings:
(a)	“Affiliate” of a PARTY means an individual or entity who directly or indirectly controls such PARTY, is controlled by such PARTY o is controlled by the same individual or entity controlling such PARTY. For the purpose of the present definition, the term control means direct or indirect ownership by the controlling entity of fifty percent (50%) or more of the capital stock or participating interest and of the voting rights of or in the controlled entity, or the capacity to direct the management of such PARTY. In the events of indirect ownership of capital stock or participating interest and voting rights, the above referred minimum percentage required must be verified among the Bidder, the Subcontractor or the Company and each of the individuals, entities, companies or associations involved in the chain of control.

(b)	The “COMPANY GROUP” is formed by the following individuals and entities, either individually or collectively considered: PAE and its Affiliates, its partners and its Affiliates and the directors, executives, employees, agents and insurance companies of such entities.

(c)	The “CONTRACTOR GROUP” is formed by the following individuals and entities, either individually or collectively considered: DLS and its Affiliates, its subcontractors and its Affiliates and the directors, executives, employees, agents and insurance companies of such entities.

(d)	The “THIRD PARTIES” are all individuals and entities not included neither in the COMPANY GROUP nor in the CONTRACTOR GROUP.
17.2	Notwithstanding any other provision on the indemnities owed by DLS contained in the present Agreement, DLS agrees to defend, protect and indemnify and hold the COMPANY GROUP harmless and therefore waives its right to present PAE with any reimbursement or refund claim for any costs, damages or losses arising from any lawsuit, liability, damage and expense (including but not limited to lawyers fees and defense costs), and notwithstanding the insurance policies in effect at the time and even for amounts exceeding the insurance policies limits (if the latter were lower than the amounts actually claimed), in the following cases:

(i)	against all types of injury, death or disease of the individuals conforming the CONTRACTOR GROUP; and

(ii)	against all types of damage or loss to the goods of the CONTRACTOR GROUP; and

(iii)	with the exception of the provision of Section 17.3(iii), against all types of injuries, death or disease of THIRD PARTIES; and

(iv)	with the exception of the provision of Section 17.3(iii), against all types of damage or loss to the goods of THIRD PARTIES;
when the same are originated or result from negligence, gross negligence or willful misconduct by the CONTRACTOR GROUP, taking into account that in the event of concurring negligence or gross negligence by the CONTRACTOR GROUP and the COMPANY GROUP, the indemnification obligations by the CONTRACTOR GROUP shall be limited to its part of concurring negligence or gross negligence.
It is the PARTIES intention that, to the extent that it is permitted by the applicable legislation, the compensations prescribed by this Section 17.2 are applied either if the lawsuit, liability, damage or expenses in question (a) are based or not on negligence, extra-contractual responsibility, obligations established by law, or contractual compensations or (b) are directly or indirectly claimed by any individual or entity against the CONTRACTOR GROUP or the COMPANY GROUP by way of exercising reimbursement, compensation or contribution actions.
17.3	Notwithstanding any other provision on the indemnities owed by PAE contained in the present Agreement, PAE agrees to defend, protect and indemnify and hold the CONTRACTOR GROUP harmless and therefore waives its right to present the CONTRACTOR GROUP with any reimbursement or refund claim for any costs, damages or losses arising from any lawsuit, liability, damage and expense (including but not limited to lawyers fees and defense costs), and notwithstanding the insurance policies in effect at the time and even for amounts exceeding the insurance policies limits (if the latter were lower than the amounts actually claimed), in the following cases:
(j)	against all types of injury, death or disease of the individuals conforming the COMPANY GROUP; and

(ii)	against all types of damage to the goods of the COMPANY GROUP; and

(iii)	subject to the terms and conditions of the Agreement, against all damage or loss to any drilling site, reservoir or underground minerals and all damage or loss caused to the COMPANY GROUP or to a THIRD PARTY as a result of a well out of control or of an emission, leak or contamination coming from any well as described in section 17.6(b); and

(iv)	all types of injury, death or disease of THIRD PARTIES; and

(v)	all types of damage or loss to the goods of THIRD PARTIES;
when the same are originated or result from negligence, gross negligence or willful misconduct by the COMPANY GROUP, taking into account that, except for the provisions of Section 17.3(iii) and 17.6(b), in the event of concurring or joint negligence or gross negligence by the COMPANY GROUP and the CONTRACTOR GROUP, the indemnification obligations by the COMPANY GROUP shall be limited to its part of concurring or joint negligence or gross negligence.
It is the PARTIES intention that, to the extent that it is permitted by the applicable legislation, the compensations prescribed by this Section 17.3 are applied either if the lawsuit, liability, damage or expenses in question (a) are based or not on negligence, extra-contractual responsibility, obligations established by law, or contractual compensations or (b) are directly or indirectly claimed by any individual or entity against the CONTRACTOR GROUP or the

COMPANY GROUP by way of exercising reimbursement, compensation or contribution actions.
17.4	The CONTRACTOR or the COMPANY, as the case may be, shall immediately give the other PARTY notice of any lawsuit brought, or administrative or judicial action or claim filed against it by virtue of which the CONTRACTOR or the COMPANY claim to be indemnified under the terms of the present Agreement (hereinafter, a “Claim”). Such notice shall state as comprehensively as possible the facts and circumstances originating the Claim and shall be delivered to the other PARTY as soon as possible after the PARTY that received the Claim (for the purposes of this Section 17.4, the “Indemnified Party”) becomes aware of the existence of the Claim. The PARTY that receives the notice from the Indemnified Party (for the purposes of this Section 17.4, the “Indemnifying Party”) shall meet with the Indemnified Party in order to discuss the defense of such Claim, but the Indemnifying Party or its insurance company, as the case may be, shall maintain control over such defense, including but not limited to the selection and direction of its legal advisers. Notwithstanding the foregoing, none of the PARTIES shall agree to any conciliation, settlement or agreement, whether judicial or extrajudicial, regarding such Claim without prior written consent by the other PARTY; taking into account that in the event that the Indemnified Party did not consent to a conciliation, settlement or agreement that the Indemnifying Party is willing to accept, the responsibility of the Indemnifying Party shall be limited to the amount for which the Claim could have been settled. The Indemnified Party may, in turn, by giving the Indemnifying Party notice and at the sole cost and expense of the Indemnified Party, choose its own defense to challenge the Claim, provided however that during the course of the discussions of the Claim such defense does not carry out any action that harms the defense of such Claim.

17.5	None of the PARTIES shall be responsible before the other PARTY for any kind of indirect , punitive, special or consequential damages arising from or in any way related to the present Agreement and each PARTY agrees to defend, indemnify and exempt the other PARTY from such responsibility.

17.6	(a) The CONTRACTOR GROUP shall be responsible for controlling and suppressing the damages and shall defend, hold harmless and prevent the COMPANY GROUP from suffering any damages arising from losses or damages claimed or lawsuits brought on the basis of contamination originated in fuels, lubricants, motor oils, pipe grease, paint, dirt, waste or any other substance produced by any equipment, instrument or tool used in the performance of the SERVICES, or by the CONTRACTOR GROUP’s equipment or material.

(b) The COMPANY GROUP shall be responsible for controlling and suppressing the damages and shall defend, hold harmless and prevent the CONTRACTOR GROUP from suffering any damages arising from losses or damages claimed or lawsuits brought on the basis of contamination caused by events not contained in Section 17.6(a), including fire, blow out, crack, leak or any other uncontrolled flow of oil, gas or well water occurred during the operations which is not attributable to negligence or gross negligence by the CONTRACTOR GROUP.

Notwithstanding the PARTIES obligations under the provisions of section 13.2 of Appendix II A, it is hereby agreed that in the event of a blow out, PAE shall be exclusively in charge of the operations and shall be responsible for controlling and capping the well either by itself or through subcontractors specialized in this type of operations. Except in case the blow out resulted from gross negligence or willful misconduct by the CONTRACTOR GROUP, the COMPANY GROUP shall be responsible for the damages or injuries caused to THIRD PARTIES and to the CONTRACTOR GROUP or to their goods as a consequence of the blow out, loss of control, damage and/or destruction of the well.
18. BREACH OF CONTRACT
Notwithstanding other rights held by PAE under the governing law or the Documents of the Agreement, breach by DLS of any of its obligations, or late or inadequate fulfillment of such obligations shall grant PAE the following rights, which shall be exercised prior notification to DLS at least thirty (30) days in advance in order for DLS to remedy the breach within such term:

(a)	to retain any sums owed to DLS for any cause up to the amount necessary to remedy the breach, either by itself or through subcontractors hired to that effect.

(b)	to terminate the Agreement by operation of law after the expiration of the referred term if the notified breach is not remedied.
DLS obligations deriving from its performance in SSA, established in the Documents of the Agreement, shall be deemed included in the DLS prime obligations described in this Section.
19. JURISDICTION
The PARTIES undertake to resolve their differences regarding the interpretation and execution of this Agreement in good faith and under the principle of mutual cooperation, understanding and consultation. To this effect, they shall hold the necessary meetings in order to resolve their differences within thirty (30) days as from the moment such differences arise.
For all the purposes of the present Agreement, the Bidding Terms and the Bidding Specifications, and in the event the PARTIES were unable to resolve their differences in the way and within the term specified above, the PARTIES agree to be subject to the Jurisdiction of the competent Courts of the City of Buenos Aires and expressly waive any other competent jurisdiction that may correspond.
20. NOTICES
Notices and other communications required under the present Agreement shall be given in writing and shall be deemed sufficient for any purposes when received by hand, certified mail, courier or fax, at the recipient’s address established hereunder, (taking into consideration that any of the PARTIES may change the address by giving notice) or when delivered by hand to the authorized representative of the receiving PARTY. Each notice delivered by any of the ways described above shall be effective on the effective date of reception by the receiving PARTY.

Notices to PAE:	Pan American Energy LLC (Sucursal Argentina)
Av. Leandro N. Alem 1180, 8th Floor
(1001) Buenos Aires City
Atn.: Mr. Ricardo Paladino
Fax: 011-4310-4101
E-mail for operation matters:
rpaladino@pan-energy.com

Notices to DLS:	DLS Argentina Limited Sucursal Argentina Pueyrredón 1770, 4th Floor Buenos Aires City Atn.: Mr. Jorge Mauri Fax: 4829-2460 E-mail for operation matters: jmauri@dls-argentina.com.ar
In order to facilitate the prompt and fluent communication between the PARTIES, it is hereby agreed that the use of the e-mail system for operation and routine matters shall also be accepted as a means of communication among the PARTIES; all other matters shall require written notice.
The present offer shall be deemed accepted by You to the extent that Pan American Energy LLC (Sucursal Argentina) pays Invoice # A0002-00001846, presented by DLS Limited Argentina (Sucursal Argentina) on June 13, 2003.
For the purposes of this Agreement, the payment date shall be regarded as the “Effective Date” of the Agreement.
Sincerely,
/s/ Martin Zoldi
Martin Zoldi
Vice-president

APPENDIX I – PRICES
The present Appendix I forms part of the “Strategic Agreement for the rendering of Drilling, Completion and Workover Services of oil and gas wells” dated July 1, 2003 (hereinafter, the “Agreement” or the “Alliance”). All capitalized terms that are not expressly defined by the present instrument shall have the meaning assigned to them by the Agreement.
1. INTRODUCTION
The PARTIES acknowledge that the compensation scheme described below has been designed by mutual agreement for the purpose of facilitating the achievement of the goals set for the Alliance and, to this effect, such scheme may be revised and amended at the request of any of the PARTIES, on the basis that the operation practices and/or a change in the external conditions during the term of the Agreement reveal a discrepancy between the intended results and the results actually achieved.
Likewise, at any time during the term of the Agreement any PARTY may propose any amendment to the present compensation scheme that might reinforce the effective achievement of the intended goals.
In any case, the proposed amendments shall require both PARTIES approval in order to be incorporated to the Agreement.
2. QUOTATION CURRENCY AND ADJUSTMENT FOR INFLATION
2.1. Mixed Unit
The prices contained in the present Appendix I are expressed in Mixed Units, hereinafter MU; a MU is a currency unit defined for the sole purpose of facilitating the management of the prices of the Agreement.
MU result from directly adding the amounts in US Dollars (USD) and in legal tender Argentine Pesos ($) in which any price may be broken down according to the PARTIES agreement. Therefore MU shall become completely defined by identifying the USD proportion in each MU, since the remaining complementary part corresponds to $.
The corresponding complete notation shall be: MU(X%USD), which means that every MU shall be composed of X% USD and (100-X)% $.
For the purpose of clarifying the meaning and application of the MU, the following two examples may be used:
Case 1: 100 MU(30%USD) are equivalent to USD30 + $70
Case 2: 200 MU (60%USD) are equivalent to USD120 + $80
In this Agreement, when a price is expressed in MU(X%USD), the amount corresponding to USD shall be referred to as USD Portion and the amount corresponding to $ shall be referred to as $ Portion.
In the examples above, in the first case the USD Portion is 30 and the $ Portion is 70; in the second case, the USD Portion is 120 and the $ Portion is 80.
2.2. Ii Adjustment Index
For the purposes of attenuating the significant variations on profitability that inflation/deflation processes may impose on contracts executed on the basis of fixed prices, the Parties agree to review and eventually adjust the different prices and tariffs contained in the present Appendix I on a monthly basis, by using the Ii Adjustment Index; the Index general calculation way and application procedure are the following:
2.2.1.	The Ii Adjustment Index corresponding to the “i” period shall be calculated on a monthly basis according to the following formula:

Ii = A x	IFASPi-1	IGOILi-1	IPPi-1

	IFASP0	IGOIL0	IPP0
where

IFASP: Cost in $ of an intervention crew composed or 1 driller, 1 derrickman and 3 roughnecks as stated in the Services Salary Table of the Collective Bargaining Agreement for the FASPyGP, considering the agreement’s basic gross salaries (no extras) plus employer’s contributions to the Retirement Fund, Act 19.032, Medical Care and Labor Risk Insurance. The annual statutory bonus and employer’s contributions percentages shall also be added, including the Cuota Solidaridad (Solidarity Contribution) minus the recovery of tax credits.

IGOIL: Price in $ of diesel oil in bulk in Comodoro Rivadavia

IPP: Producer’s Basic Prices Index

Sub-indexes ‘i-1’ indicate that the value corresponds to the period preceding the ‘i’ period regarding which the Adjustment Index is being calculated.

Sub-indexes ‘0’ indicate that the value corresponds to the initial month, defined as July, 2003.

Coefficients A, B and C shall be defined for each particular tariff.

2.2.2.	The ‘i’ period adjusted tariff shall result from multiplying the $ Portion of the tariff by the Ii Adjustment Index calculated in accordance with section 2.2.1 above.

In the explanatory examples used in section 2.1, if for a particular month the Adjustment Index was Ii = 1.05, the payable amounts would be the following:

Case 1: 100 MU(30%USD) are equivalent to USD30 + $70 USD30 + $73.5 are payable

Case 2: 200 MU(60%USD) are equivalent to USD120 + $80 USD120 + $84 are payable

2.2.3.	The Adjustment Index for a particular month calculated according to above described methodology shall require prior approval by PAE in order to be effectively applicable to the tariffs. Following approval the adjustment shall remain in effect until replaced by a new Adjustment Index approved by PAE.

2.2.4.	Under no circumstances shall the USD Portion of the tariff be affected by adjustments for inflation.

2.2.5.	The variables selected to design the Adjustment Index as well as their respective coefficients A, B and C regarding each particular tariff may be replaced by new variables and coefficient values provided the Parties agree to do so.
3. COMPENSATION SCHEME
3.1. Drilling Service
Compensation to be paid by PAE to DLS for the drilling service rendered in accordance with the scope, terms and conditions of the Agreement and its Appendixes shall be subject to the following scheme:
3.1.1. Wells between 900 and 2,700 mts. depth / Conventional drilling

The drilling of wells whose final depth is between 900 and 2,700 mts. and which have been drilled by using the standard methodology specified in Appendix II, or by using methodologies previously tested and adopted by the PARTIES by mutual agreement and which therefore cannot be termed as “tests” (hereinafter, “Conventional Drilling”), shall be compensated according to the following formula:
LS = K x TStd
where:
LS = Lump Sum [MU(30%USD)]
K = Standard Hourly Rate = 847.00 MU (30%USD)/hour
TStd = Standard drilling Time measured in hours, which shall be determined on the basis of the final depth of the completed well TD expressed in meters using the notation:
TStd = hi x119xEXP(0.00044xTD)
where hi is the efficiency applicable to the period ‘i’ for which the Standard Time is being calculated. The hi efficiency shall be recalculated every 6 months as from the effective date of the Agreement using the notation:

hi = hi-1 x {1- [(1-	å TReal	)x 0.5]}
å TStd(i-1)

where:
å TReal is the summation of the time actually used in the drilling of all the wells carried out during the past 12 months of operation.
å T Std(i-1) is the summation of the time anticipated by the function TStd in effect during the period immediately prior to the period for which the efficiency is being calculated, applied to the same wells as referred above.
hi-1 is the efficiency corresponding to the immediately previous period. It is hereby established that the efficiency corresponding to the initial 6 months period equals 1 (one).
For the purposes of the present section, the referred drilling times comprise as from the beginning of the dismantling of the equipment at one site up to the beginning of the dismantling of the equipment at the next site, including transport time from one site to the other one.
3.1.2. Wells over 2,700 mts. depth and TESTS
Wells of a projected final depth exceeding 2,700m or wells in which the PARTIES decide to use technologies or procedures as TESTS shall be compensated through the Hourly Rate plus reimbursable costs system.
TNP is the Net Drilling Time measured in hours as from the well spuding up to the completion of the works and dismantling of the equipment; the amount PAE shall pay DLS in order to compensate the use of the drilling equipment shall be calculated as the result of TNP x OHR, where:
OHR = Operation Hourly Rate = 541.50 MU(37%USD)/hour
The materials and services actually employed during the drilling and not included in the equipment’s hourly compensation shall be reimbursed by PAE to DLS at the presentation of the corresponding expenses vouchers or through the use of unit price lists approved by the PARTIES in due time.

Such materials and services comprise, among others: DTA, Drill Bits, Mud Materials, Water Transport, Rents, etc.
3.1.3. Deepenings exceeding 2,700 mts. depth
In case of deepenings exceeding 2,700m for all types of wells having an original final depth of less than 2,700m, the total compensation shall be calculated as the summation of the LS (Lump Sum) corresponding to 2,700m, calculated as described in 2.1.1, plus the amount resulting of applying the Hourly Rate plus Reimbursable Costs system defined in 2.1.2, applied as from 2,700m depth up to the completion of the well.
3.1.4. Stand By Rate
The Stand By Rate applicable as provided for by the Technical Appendix shall be:
SHO = Stand By Hourly Rate = 498.18 MU(37%USD)/hour
3.1.5. Coefficients for calculating the Adjustment Index
The values of the A, B and C coefficients as defined in 2.2.1 applicable to all rates detailed in 3.1 are:

A =	0.35
B =	0.20
C =	0.45
3.2. Completion and Workover service
Compensation to be paid to DLS for the Completion and Workover service rendered in accordance with the scope, terms and conditions of the Agreement and its Appendixes shall be:
3.2.1. Operation Hourly Rate
The hourly rate that shall be used to compensate the use of Completion equipment shall be:
OHR = Operation Hourly Rate = 276.50 MU(19%USD)/hour
3.2.2. Stand By and Climate Factor Hourly Rate
The Stand By and Climate Factor Hourly Rate applicable as provided for by the Technical Appendix shall be:
SHR = Stand By Hourly Rate = 253.55 MU(19%USD)/hour
CFHR = Climate Factor Hourly Rate = 138.25 MU(19%USD)/hour
3.2.3. DTA Rate
Compensation that PAE shall pay DLS for the Dismantling, Transport and Assemblage (DTA) of Completion equipment shall be:
DTA(=f) = DTA between wells located on the same flange = 4,012.20 MU(19%USD) + [Distance in excess of 20Km] x 59.44 MU(19%USD)/Km

DTA(≠f) = DTA between wells located on different flanges = 10,818.08 MU(19%USD)
3.2.4. Coefficients for calculating the Adjustment Index
The values of the A, B and C coefficients as defined in 2.2.1 applicable to all rates detailed in 3.2 are:

A =	0.45
B =	0.10
C =	0.45
3.3. Pulling Service
Compensation to be paid to DLS for the Pulling service rendered in accordance with the scope, terms and conditions of the Agreement and its Appendixes shall be:
3.3.1. Operation Hourly Rate
The hourly rate that shall be used to compensate the use of Pulling equipment shall be:
Light Pulling
OHR = Operation Hourly Rate = 224.00 MU(16%USD)/hour
Heavy Pulling
OHR = Operation Hourly Rate = 253.12 MU(16%USD)/hour
3.3.2. Stand By and Climate Factor Hourly Rate
The Stand By and Climate Factor Hourly Rate applicable as provided for by the Technical Appendix shall be:
Light Pulling
SHR = Stand By Hourly Rate = 201.60 MU(16%USD)/hour
CFHR = Climate Factor Hourly Rate = 112.00 MU(16%USD)/hour
Heavy Pulling
SHR = Stand By Hourly Rate = 227.81 MU(16%USD)/hour
CFHR = Climate Factor Hourly Rate = 126.56 MU(16%USD)/hour
3.3.3. DTA Rate
Compensation that PAE shall pay DLS for the Dismantling, Transport and Assemblage (DTA) of Pulling equipment shall be:
Light Pulling
DTA(=area A/B) = DTA between wells located on the same area = 631.96 MU(16%USD)

DTA(≠area C/D) = DTA between wells located on different areas = 1,053.26 MU(16%USD)
Heavy Pulling
DTA(=area A/B) = DTA between wells located on the same area = 1.199,10 MU(16%USD)
DTA(≠area C/D) = DTA between wells located on different areas = 1.996,34 MU(16%USD)
3.3.4. Coefficients for calculating the Adjustment Index
The values of the A, B and C coefficients as defined in 2.2.1 applicable to all rates detailed in 3.3 are:

A =	0.50
B =	0.10
C =	0.40

APPENDIX II: TECHNICAL APPENDIX
II.A – DRILLING IN THE GULF OF SAN JORGE
MANAGEMENT UNIT
The present Appendix II.A forms part of the “Strategic Agreement for the rendering of Drilling, Completion and Workover Services of oil and gas wells” executed between DLS and PAE (in this Appendix, hereinafter referred to as the “Agreement” or the “Alliance”). All capitalized terms that are not expressly defined by the present Appendix shall have the meaning assigned to them by the Agreement.

SECTION 1:	LOCATION OF THE WELLS.	Page 3

SECTION 2:	PERFORMANCE OF THE WORKS.	Page 3

SECTION 3:	DEPTHS AND DIAMETER.	Page 3

SECTION 4:	TARIFFS.	Page 4

SECTION 5:	MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY DLS.	Page 5

SECTION 6:	MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY PAE.	Page 10

SECTION 7:	DRILLING METHODS AND PRACTICES.	Page 11

SECTION 8:	CASING.	Page 14

SECTION 9:	SAMPLES AND LOGGING.	Page 14

SECTION 10:	DRILLING RECORDS.	Page 15

SECTION 11:	CONDITION OF THE EQUIPMENT – REPAIRS.	Page 15

SECTION 12:	SITE – TRANSIT PERMIT.	Page 15

SECTION 13:	MISCELLANEOUS LIABILITIES.	Page 16

SECTION 14:	RELATIONSHIPS WITH DLS.	Page 17

SECTION 15:	AMENDMENTS TO THE SCHEDULE.	Page 17

SECTION 16:	RECORDING SYSTEM OF THE ALLIANCE.	Page 18

SECTION 17:	CONFIDENTIAL INFORMATION.	Page 18

APPENDIX 1:	Description of the Technical Equipment

APPENDIX 2:	Joint installation of the B.O.P.

APPENDIX II: TECHNICAL APPENDIX
II.A – DRILLING OF WELLS IN THE GULF OF SAN JORGE
MANAGEMENT UNIT
SECTION 1
LOCATION OF THE WELLS.
The sites designed and provided by PAE shall be located within the area of the Gulf of San Jorge Management Unit, which comprise the areas of Cerro Dragón, Anticlinal Grande and Anticlinal Funes corresponding to the North flange and Piedra Clavada and Koluel Kaike corresponding to the South flange.
SECTION 2
PERFORMANCE OF THE WORKS.
DLS shall begin and carry on the operations with due diligence and without improper delays or interruptions and shall perform such operations on the basis of a seven (7)-days-week and twenty four (24)-hours-working days.
If an unplanned interruption of the operations extends for a period exceeding 30 days, DLS shall provide a replacement; planned interruptions shall be communicated by DLS two months in advance.
In order to ensure the fulfillment of the technical requirements established in the present Appendix and maintain control over the processes affecting the standards of Quality and Safety set with respect to the contractual obligations, for the purposes of the Alliance, the Quality Plan (PG-AE-GC-02) is hereby implemented. This Quality Plan describes the way in which the requirements of the Agreement are fulfilled and contains the description of how operations are carried out, also referring to the applicable procedures and instructions to that effect.
SECTION 3
DEPTHS AND DIAMETER.
3.1	General provisions.

Wells shall drilled up to final depths between 900 and 2,700 meters.

PAE reserves the right to complete the drilling at a greater or lower depth in accordance with the provisions of the present bidding terms.

3.2	Minimum depth of the wells.

In the event that a well is abandoned at PAE’s request and not as a result of improper performance by DLS or malfunction of its equipment, at a depth lower than 900 meters, PAE shall compensate DLS with the Hourly Rate for the amount of time employed in assembling the drilling equipment, drilling the well, abandoning the well, dismantling the equipment and transporting the same to the next well or to the base.

3.3	In case it was necessary to drill a well to a depth exceeding 2,700 meters, DLS consent shall be required. The drilling equipment provided by DLS shall have a nominal drilling capacity of 3,000 meters.

3.4	Diameter of the Wells.

The project well shall be drilled with drill bits of 12 1/4” up to a depth between 100 and 500 meters and cased with casing of 9 5/8” O.D. The rest of well shall be drilled with drill bits of 8 1/2” – 8 3/4” and shall be cased with casing of 5 1/2” O.D.

In some cases the following shall be necessary: a) to start the well with drill bits of 17 1/2” and case with casing of 13 3/8”. b) to case the insulation span with casing of 7” O.D.

SECTION 4
TARIFFS.
4.1	General provisions

PAE shall pay DLS for the services rendered on the basis of the tariffs established in Appendix I of the Agreement and the ones defined herein below:

4.2	Waiting Hourly Rate (WHR)

This rate shall be applied when the continuance of the drilling works is delayed at PAE’s instruction due to the fact that PAE is waiting for instructions, materials, locations, roads and other circumstances to be defined and which do not constitute an event of force majeure or Act of God. PAE may decide to put one or more pieces of equipment “on hold” and during such period DLS shall be paid the Waiting Hourly Rate. There are no time limitations with respect to “on hold” situations and the equipment may remain assembled on the well, on the Oilfield or at DLS’s yard while such situations remain.

4.3	Conventional Drilling Rate

The conventional drilling rate shall be applicable to all drilling operations of regular wells between 900 and 2,700 meters (See
Appendix I – Prices –Section 2.1.1).

The depths shall be determined by the measurement of the drill pipes through the use of steel tape.

All these measurements shall be taken from the kelly drive bushing and the distance in meters between the bushing and the ground level shall be deducted from the calculation. The provision of drill bits, water and mud materials shall be DLS’ responsibility.

4.4	Operation Hourly Rate (OHR)

This hourly rate shall be applicable during the performance of wells of a programmed final depth exceeding 2,700 meters. The same rate shall be applicable to the drilling of test wells as provided by the PG-AE-PF-01 Alliance Procedure. In both cases the DTA shall be charged in accordance with Appendix I – Prices, Section 2.1 Price List.

The provision of drill bits, water and injection materials shall be PAE’s responsibility. With respect to the OHR, PAE shall recognize up to 15 minutes per each eight hour shift, up to a maximum of forty five minutes per day for maintenance and equipment repair works.

Greater costs associated with additional works required to be carried out due to equipment malfunctions shall be shared by the parties on the basis of the determining causes of such malfunction and the parties corresponding responsibilities.
SECTION 5
MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. TO BE PROVIDED BY DLS.
DLS shall provide the main and auxiliary equipment necessary to comply with the work schedule. In particular, the drilling equipment shall have a nominal drilling capacity of 3,000 meters and shall meet the API standards. Likewise, PAE’s “Wells Operation and Drilling Policies” shall be observed where applicable.
PAE reserves the right to expressly accept an amount of equipment not strictly suitable to fulfill this condition according to its drilling program.
In addition, PAE requires at least the following:
–	Application of the “Technical and Basic Safety Rules for Drilling Operations” (PG-AE-SE-03 Procedure) for the PAE-DLS Strategic Alliance.

–	Check list to verify the fulfillment of the PG-AE-SE-03 Procedure.

–	Dismantling, Transport and Assemblage of Tower Equipment Safety (PG-AE-SE-01 Procedure).

–	Trucks and hoisting elements Certification and Audit Procedure (IT-AE-TR-05).

5.1	Equipment
5.1.1	Drilling equipment:
–	hydromatic brake for the drawworks

–	Crown block proximity indicator in the hoisting gear

–	Stand pipe, gooseneck, flexible pipe and rotary swivel guaranteed 3,000 psi working pressure.
5.1.2	Mud system:
–	Triplex mud pumps 2,200 psi working pressure and 525 GPM flow rate.

–	Tanks and/or pits (minimum capacities)
–	120m3 water storage tank

–	100m3 water treating pit

–	40m3 shaker pit for mud preparation

–	40m3 decanting tank

–	40m3 double suction pit

–	10m3 shaker pit for pill preparation

–	3m3 travel tank with graduated scale visible to the driller

–	Two (2) linear shakers with a minimum treatment capacity of 500 GPM (Brandt LCM-2D-I; Swaco ALS-II or similar). DLS shall provide the screens necessary to operate between 80 and 210 mesh.

–	The transfer pumps must pump the mud filtered by the shakers into the settling tank at all times and particularly when gasified mud is received.

–	Desander with a minimum treatment capacity of 850 GMP.

–	Desilter with 16 cones of 4”.

–	Atmospheric degasser

–	Degasser.

–	Testing laboratory
DLS shall have adequate laboratory items so as to comply with the drilling fluids testing procedures indicated by the API RP 13B rule, which comprise the following:

Determination	Minimum Equipment
A) Density	a) Conventional mud scale

B) Viscosity and Gel Strength	a) Marsh funnel viscosimeter b) 6 velocity FANN VG meter with Calibration kit

C) Filtration	a) filter press with a working pressure rating of 100 psi

D) Sand	a) Sand screen to determine the sand content

E) Liquids and solids contents	a) Mud retort

F) Ph	a) Ph test paper of 0.2 units scale. Various ranges.

G) Resistivity	a) Resistivity meter

H) Chemical analysis	a) Complete equipment to determine the following:
1. Chlorides 2. Alkalinity and calcium content 3. Total Ca and Mg hardness 4. Cation exchange capacity (methylene blue)
5.1.3	B.O.P.
–	B.O.P. installation assembled and connected as indicated in Appendix B 3,000 psi of 11” comprising:

a.	two shut-in valves or one double valve with two sets of rams, one of blind rams and one for the drill string in use.

b.	one bag type valve (Hydrill or similar)

c.	Drilling spool with one 2” side outlet and another 3” outlet and adapter flanges for installation.
–	Hydraulic operation of the three valves with pressure accumulator and at least two remote controls, one of which over 25 meters away from the equipment.

–	Choke manifold for 3,000 psi, in accordance with API RP53. Choke lines manifold 3” diameter.

–	Kelly cock valve.

–	B.O.P. test plugs.

–	To make available at the C. Rivadavia base a 13 5/8” 500 psi DIVERTER equipment with 6” line and remote control activated valve.

–	50 m (min) line to the burner.

–	DLS shall make available (at PAE’s request and free of charge) equipment capable of operating at pressures up to 5,000 psi in accordance with the A.P.I. RP 53 rule.
5.1.4 Auxiliary equipment:
–	Hydraulic or pneumatic tongs for casing of 9 5/8”, 7” and 5 1/2”.

–	Pipe elevators, slips and collars of 13 3/8”, 9 5/8”, 7” and 5 1/2”.

–	Snap on casing thread protector of 13 3/8”, 9 5/8”, 7” and 5 1/2”.

–	Hydraulic or pneumatic tongs for the drill string (the use of the spinning chain shall not be allowed).
DLS shall provide the casing tong service at PAE’s entire satisfaction. In case this service does not meet the required safety or technical standards, PAE may require DLS to hire a Company approved by PAE to perform the service and the resulting costs shall be borne by DLS. In case this situation was verified again, PAE may require that a Company approved by PAE provides this service on a permanent basis and the resulting costs shall be borne by DLS.
5.1.5 Tools:
–	Weight, penetration, pump pressure and torque , RPM, strokes per minute and stroke counter indicators.

–	Deviation meter. At PAE’s request and free of charge DLS shall make available at the C. Rivadavia base a Mathey type wire winch.
All the tools required to control the drilling processes and the tools to control the quality of the mud shall be comprehended within the calibration and tools control ISO procedure agreed in the Alliance.
5.1.6 Fishing tools
–	Fishing and surface bumper sub and jar.

–	Overshots for equipment in use.

–	Taper taps.

–	One set of washing pipes and washover shoes.

–	Mills.

–	Baskets.

–	Safety joint.

–	Fishing magnet.

–	Necessary crossovers.
5.1.7 Drill string:
–	Inside B.O.P.

–	Drill string safety valve (Hydril type full-flow valve)

–	Necessary amount of 4 1/2” or 5” drill pipes apt for drilling up to 3,000 meters

–	A minimum of 25 6 1/2” spiral drill collars

–	A minimum of 3 8” spiral drill collars

–	A minimum of 9 4 1/2” or 5” HW drill pipes according to the drill string in use

–	Upper or lower kelly cock

–	A set of floating valves available at the C. Rivadavia base with its corresponding replacement.
5.1.8	Various materials and equipment at the sites:
–	Wood boarding (It shall be used for all pieces of equipment operating at problematic areas, in accordance with the procedure: (“Sites Construction Procedure” PG-AE-FA-01).

–	Casing racks.

–	Covered semitrailer for mud material storage.

–	Electric welding equipment.

–	Oxyacetylene equipment.
5.2	Consumables.
–	Rubber stabilizer on the kelly sub to protect the casing conductor.

–	Fuels and lubricants.

–	All other necessary supplies to maintain DLS equipment in good operating conditions.

–	Drill bits: 17 1/2”, 12 1/4”, 8 3/4” and 8 1/2”.

–	Drilling mud: The drilling mud materials and service shall be provided by DLS. The mud to be used is bentonitic mud, low polymeric solids content (not dispersed).

–	Water: the water to be used in the operations, either salt or fresh water, shall be carried by DLS. PAE shall indicate the loading points where water may be obtained.
5.3	Transport.
–	The following transport procedures and instruction manuals agreed by the Alliance shall apply:
–	“Tower equipment Dismantling, Transport and Assemblage” (PG-AE-SE-01)

–	“Control of hours actually worked by the transport personnel” (IT-AE-TR-01)

–	“..Support” (IT-AE-TR-02)

–	“Transport units control list” (IT-AE-TR-03)

–	“Drivers Authorization” (IT-AE-TE-04)

–	All transport of DLS equipment into the area of the Agreement, transport between sites and removal of equipment at the termination of the Agreement.

–	In case roads are in bad conditions, PAE shall assist DLS in carrying out the transport.

–	All transport of DLS materials and personnel necessary for the operations.
5.4	Personnel and Camp.

Personnel shall comply with sections 7.1 and 13.3 of these Bidding Terms and furthermore:
–	Working days shall be divided into 8 (eight) or 12 (twelve) hour shifts. 12 x 12 regimes are not allowed (12 hours rest x 12 hours work).

–	Camps to host personnel within the area of the Agreement are not allowed.

–	1 office-bedroom Trailer with two (2) beds, fully-equipped kitchen and bathroom for the Team Leader with heating and cooling system.

–	1 office-bedroom Trailer with two (2) beds, fully-equipped kitchen and bathroom for personnel training and well logging activities with heating and cooling system.
5.5	Communications.
–	DLS shall maintain permanent radio contact between the drilling teams and PAE’s camp at Cerro Dragón. PAE shall provide voice and data communication among the Drilling teams.

–	DLS shall comply with:
–	“DIMS operation procedure” (PG-AE-AD-01)

–	“Data quality control and handling of information” (IT-AE-AD-01)

–	“Mandatory reports to be entered on DIMS” (IT-AE-AD-02)

–	Intercom for risk areas between driller and derrickman at the racking platform and two (2) Walkie Talkie units for risk areas available for the team.
5.6	Safety gear and working clothes.
–	Safety glasses for all personnel.

–	Ear protectors to use at all places where noise level exceeds 85 decibels.

–	In vehicles or fixed premises, personnel shall wear the gear prescribed by the corresponding Safety Regulations.

–	Electronic speed recorder in vehicles (digital speed meter)

–	In addition, all other gear required by legal regulations in force
5.7	Fire equipment.
a.	Three dry chemical powder ABC type, potassium base, fire trucks of 100 Kg. capacity or three dry chemical powder fire trucks of 70 Kg. capacity.

b.	Six dry chemical powder ABC type, potassium base, manual extinguishers of 10 Kg. capacity or six dry chemical powder manual extinguishers of 7 Kg. capacity.

c.	All the equipment described in a. and b. above shall be nitrogen pressurized and have a pressure control gauge.

d.	Two carbon dioxide extinguishers of 5 Kg. capacity each.

e.	The equipment shall be placed at strategic places. The trucks shall not be over 20 meters away from the drilling equipment.

f.	In addition, all other equipment required by legal regulations in force.

g.	The team shall hold safety meetings once a week (each shift) during free working time.
5.8	Fire Prevention Training.

During the drilling of a well, different shifts of personnel shall be trained on fire prevention, as provided for by the simulation plan. Written records of the dates and training issues shall be kept.

5.9	Electric safety equipment.
–	Stakes.

–	Explosion proof electric installation.

–	In addition, all other equipment required by legal regulations in force.
5.10	First Aid Equipment.
–	Medicine cabinet with the items necessary to provide immediate aid.

–	Stretcher to carry injured persons.

–	In addition, all other equipment required by legal regulations in force.
5.11	Training in and correct use of the STOP Safety system.
5.12	Updated certificates of Wells’ Control Courses, Supervisor level, for Team Leaders, Shift Heads and Mud Engineers. Wells’ Control Courses, Basic level, for Drillers and Derrickmen.
SECTION 6
MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. TO BE PROVIDED BY
PAE.
PAE shall provide the following services and materials:
6.1	Services:
–	Wire line service, including indication of the free point and breakout. In case of fishing attributable to DLS, DLS shall provide such services at its own cost, if required.

–	Cementing service.

–	Formation testing and production measurement services.
6.2	Materials:
–	Pipe cementing centralizers, collars and shoes.

–	Pipes.

–	Operating nipple.

–	Well heads with their corresponding valves.

–	Baker Lock.

6.3	Water supply
–	PAE shall make available loading points conveniently located within the working area in order to guarantee the supply of water during drilling operations.

–	The water used in the operations, either salt or fresh water, shall be carried by DLS. The cost of such transport shall be included in the conventional Drilling tariff according to Section 4.3.

PAE shall indicate the loading racks where water can be obtained.

DLS shall take the necessary measures to rationalize the use of water and, if possible, use mud in tank cleaning.

DLS shall raise its personnel awareness in order to minimize the volumes of wasted water for different reasons, such as centrifugal pump packing condition, state of hoses and joints, avoiding overflows, etc.
6.3	Surface works.
PAE shall provide the following surface works, duly completed, for the wells to be drilled:

–	Completed compacted and properly leveled site in the assemblage area, equipment anchorage (“Site Construction Procedures” PG-AE-FA-01).

–	Derrick cellar and conductor pipe.

–	Mud pit for injection.

–	Access road to location.

–	Road and access to water loading racks.
SECTION 7
DRILLING METHODS AND PRACTICES.
7.1	Due diligence.

DLS shall commence the works on the date indicated by PAE and shall continue to perform them with due diligence and care, in accordance with good oilfields practices, keeping the equipment in optimum working conditions and using competent personnel.

DLS shall employ all necessary care and diligence (in particular but not limited to, the closure of valves), in order to avoid contamination of the phreatic layers, the deterioration of the land, field, livestock, premises and, in general, in order to avoid damages to PAE and to third parties. The protection of the environment shall be governed by the ISO 14001 Environmental Management System, certified by PAE.
7.2	Required quality
7.2.1	Caliper within the zone of interest:

DLS shall monitor the process so that the caliper diameter within the zone of interest is not higher than 9” or lower than 8 1/2” (with +1/4” / -0 tolerance), avoiding caves and surface rugosity affecting the data recording quality of the logging tools. All records exceeding the specified limits (process control range) shall be analyzed and the causes of such circumstances shall be identified and deemed as a lesson for the application of counter-measures in new wells.

7.2.2	Hole deviation

DLS shall take the necessary measures, according to good drilling practices used in oilfields, so that the well is not deflected beyond the following limits:

a.	A maximum of two (2) degrees beyond the vertical for each fifty (50) meters.

b.	A maximum of one and a half (1.5) degrees from the wellhead to the total depth of the guide pipe.

c.	A maximum of four (4) degrees from guide pipe shoe to the final depth of the well.

DLS shall measure the deviation from the vertical at each drill bit change or when the drilling schedule so requires, by using adequate tools in accordance with the ISO Tools Calibration and Control procedure.

The resulting values shall be verified every time dip meter surveys are performed.

7.2.3	Water loss at the zone of interest

A water loss value of 8cc/30min. (API) is hereby established as an empirical reference for the Gulf of San Jorge. This value may be revised and controlled tests under the (PG-AE-PF-01) procedure the optimum water loss value may be defined, so that penetration speed may be maximized without affecting the caliper and minimizing the damages to the formation.

7.2.4	Drilling mud salinity

Mud containing 3,000 ppm chloride ion by adding KCI shall be used at the zone of interest.

7.2.5	Drilling mud density

The density value shall be the minimum possible value compatible with the well’s safety conditions.

For the purpose of minimizing the damage to the formation, a maximum % of solids of 7%-8% without increasing the density is hereby defined. The use of mud-weighting materials shall be allowed only as an exception for problem wells or wells with neighboring problem wells.
7.3	Controlled tests

For the purpose of facilitating ongoing improvements to the drilling processes defined in the Agreement, changes in the methodology, introduction of technologies, change of practices, new mud formulas, etc. shall be carried out through Controlled Tests (according to the PG-AE-PF-01 procedure) and the results shall determine the adoption or rejection of the proposed changes.

The performance of these controlled tests shall be compensated under the OHR tariff modality as provided for by Appendix I – Prices 2.1.2.
7.4	Fire and blow outs prevention
a.	DLS shall use all possible means to control and avoid fires and blow outs and to protect the well. No fire shall be allowed within a 50 meter perimeter around the well. In case it was necessary to perform welding works on the equipment or in the surrounding area, an “authorization to perform hot working” from the representative in the Area (Team Leader).

b.	The B.O.P. shall be placed in the 9 5/8” guide pipe during all drilling operations and shall be kept in optimum working conditions. In this respect, DLS shall examine and test the working conditions of the B.O.P. valves and other equipment following each assemblage and record the results of such tests on the drilling records.

DLS shall perform at its own expense well control simulations through well known procedures; simulations shall involve all working shifts and shall be carried out once for every well; the results shall be entered in the drilling records.

c.	B.O.P Tests
–	Immediately following installation, test the rams, annulus, Lines and flow manifold, according to DLS procedure.

–	Prior to commencing the drilling of the 8 1/2” diameter well and completed the cement setting time, the guide pipe tightness and the pipe-B.O.P. connection shall be tested as indicated by the drilling schedule.

–	In case it is necessary to replace parts of the B.O.P. or of the surface equipment during the operations, the disassembled section shall be tested again.

In addition, PAE may request the B.O.P. test at any time deemed convenient.
7.5	Drilling Schedule

The Alliance Engineering Department shall prepare the drilling schedule for each well and 2 weeks in advance shall provide the Team Leader with the information regarding neighboring wells with respect to layer pressures, loggings and lessons learned.

Changes to the drilling schedule shall be authorized by the Alliance Leader.

DLS shall test the drilling mud at least every eight hours in order to verify its properties and shall record the results of such tests in the DIMS with the same frequency as well as every time changes of parameters are introduced. The API drilling mud report shall be delivered to the Cerro Dragón of Koluel Kaike offices, as the case may be, on a daily basis.

Use of DIMS to record mud and losses volumes.

Upon completion o the well, DLS shall deliver to the offices a summary of the materials used, water consumption to prepare the mud and the equipment total water consumption together with the rest of the documents related to the well. Water volumes shall be recorded by zones in cases of loss by circulation.

DLS shall keep the well, pipe and annular spaces full of drilling mud at all times. The change of drill bit jobs shall be controlled by using the trip tank and the trip spreadsheet shall be kept in the files to evidence its use.

Prior to carrying out the round-trip operation, weight up mud pills (barite) shall be used in the drill string in order to avoid mud losses and have better control over the filling of the well.

7.6	Depth records and drill string.

DLS shall maintain at all time accurate records of the following:
a.	Drilling depths by controlling the quantity and length of the drill string lowered into the well.

b.	Dimensions and physical characteristics of all items lowered into the well.

c.	Changes to the drilling and drilling mud parameters.
SECTION 8
CASING.
PAE shall prepare the casing program. The maximum cement setting time for the guide pipe shall be eight (8) hours. The guide pipe shall not be moved during the first eight (8) setting hours unless PAE requests to reduce such time. In case PAE changes the diameter of the well or of the casing and this change resulted in additional costs to DLS, the parties shall agree the compensation amount.
SECTION 9
SAMPLES AND LOGGING.
9.1	Samples.

PAE may request cuttings samples at regular intervals during the drilling, which shall be placed in bags provided by PAE. In addition, PAE may request the drilling to be interrupted in order to circulate drilling mud and obtain such samples, which DLS shall take, wash, identify, keep and preserve for PAE. The time spend during the performance of this service shall be paid at the OHR tariff.

9.2	Logging.

PAE shall choose, at its own decision, one development well out of ten wells drilled, in order to log the respective guiding well. In each exploration well, the guiding well shall be logged.

In every case and regardless of the final well depth, DLS shall deliver the well in such conditions so as that it can be logged.
SECTION 10
DRILLING RECORDS.
DLS shall enter in the DIMS all the drilling process and drilling mud variables defined as critical by the Information systems Group at least every two hours (metric cost spreadsheet) or when changes to parameters are introduced. In addition DLS shall provide a report on the mud properties and use of materials, using spreadsheets approved by DLS, indicating the depth drilled, formations encountered and penetrated, data on the drill bit, string of drillpipe, depth at which control samples were taken and recovered, accidents, equipment tests and all other pertinent information. Special spreadsheets to be filled in are attached to the appendix. The spreadsheets, forms and reports created at the completion of the well shall be delivered together with the isolation cementing reports and forms (PG-AE-AD-01).
SECTION 11
CONDITION OF THE EQUIPMENT –
REPAIRS.
11.1	Condition of the Equipment.

Drilling equipment availability, reliability and servicing indexes shall be kept; interruptions to the service due technical failures or programmed maintenance works shall also be recorded. (PG-AE-MA-01 “Equipment failure analysis”).

11.2	Repairs.

During operation DLS shall perform its equipment maintenance in order for them to carry out their functions without wasting time. DLS shall perform all repairs immediately and at its own expense and risk.

11.3	Suspension of the Works.

In case deficiencies in the equipment that cause unnecessary delays or involve risks to the personnel are identified, PAE may suspend the works until such deficiencies are eliminated.
SECTION 12
SITE – TRANSIT PERMIT.
PAE shall produce the access, exit and permanence permits to, from and in the area of location of the well for the performance of all the works included in these bidding terms. In case of impossibility to obtain such permits or in case such permits are subject to restrictions or limitations, PAE shall give DLS immediate written notice. Time lost by DLS as a result shall be compensated at the Waiting Day tariff.
SECTION 13
MISCELLANEOUS LIABILITIES.
13.1	Responsibility for Damages or Losses to the Equipment.
13.1.1	DLS surface equipment.

DLS shall be responsible at all time for damages or losses to its surface equipment, tools, machinery and utensils, whatever the time or way in which the damage is caused and PAE shall in no way be responsible for reimbursing DLS.

13.1.2	DLS equipment in the Well.

DLS shall be responsible for damages to or destruction of its equipment in the well, except in case they are attributable to a borehole obstruction for differential pressure or force majeure.
13.2	Damage to the Well.

In case of fire or blow out or if the well is lost or damaged for causes attributable to DLS, its subcontractors or employees, the consequences of such loss or damage shall be borne by DLS; in case that, as a result thereof, the well cannot be drilled up to the programmed depth, at PAE’s, DLS shall immediately at its own expense commence the drilling of a new well up to the same depth reached by the damaged or lost well. If the well is lost or damaged without negligence by DLS, however, but as a result of PAE’s pipe or equipment failure, whether during or after the installation of the pipes, or as a consequence of failures occurred during the cementing operation that result in pipe breakage, such loss shall be borne by PAE and DLS shall be compensated for:
a.	All the works performed by DLS prior to such loss at the OHR tariff;

b.	All the works performed in an attempt to restore the well to normal conditions, at the OHR.
13.3	Materials Provided by PAE.

DLS agrees to carefully inspect at the site all the materials and equipment for the well provided by PAE and to notify PAE in writing about any apparent defects found, in the way and within the timeframe necessary for PAE to be able to replace such defective materials or equipment. Failure by DLS to give notice the materials and equipment shall be deemed free of apparent defects.

DLS shall be responsible for the preservation of the materials, equipment, tools and all other items provided by PAE, and shall keep them in good condition in order to return them or respond for them as the case may be. While in DLS’s possession, such elements shall be deemed under DLS’s custody.
SECTION 14
RELATIONSHIPS AMONG THE PARTIES.
14.1	The creation of an alliance between PAE and DLS may lead to the development of new relationships based on mutual trust, the sharing of operation information and, above all, it may raise both companies awareness on the need to insure their personnel and goods, to preserve the environment and to constantly improve themselves for the benefit of the companies and personnel involved.

14.2	Both companies shall share all the operation information related to the activities of the Alliance. This information may be transmitted or accessed through common databases to which access shall be granted via authorizations or passwords.

14.3	Each company organizing a technical training activity involving the interests of the Alliance shall invite representatives of the other company to attend.

14.4	For the purposes of training of personnel and prior agreement and scheduling, any company may assign its own personnel specific tasks to be performed at the other company.

14.5	Both companies undertake to systematically analyze the performance of the Alliance in order to benefit from its achievements and prevent possible errors.

14.6	In order to ensure the consolidation of the management model proposed for the Alliance and the goals described above, the parties agree, whenever deemed necessary and by mutual agreement, to adjust the organization of the activities to be performed so that it better suits the Alliance needs.

An Alliance Leader, reporting simultaneously to PAE’s GSJ Development Management and to the DLS Base Management, shall be appointed by mutual agreement.

The following staff shall also be appointed: a Leader and Co-Leader for each Drilling Team, employed by DLS; a Drilling Engineering team composed of 1 Engineering Leader and 2 Engineers, all of whom shall be proposed by PAE; 2 Engineers proposed by DLS and a supervisor from SSA. All these officers shall report to the Alliance Leader.
SECTION 15
AMENDMENTS TO THE SCHEDULE.
DLS shall perform the works and operations in accordance with the schedule provided by PAE and with the programs prepared by the Alliance Engineering Department. Such programs may be amended in reasonable ways and timeframes and, in such case, such amendments shall be approved by the Alliance Leader.
SECTION 16
RECORDING SYSTEM OF THE
ALLIANCE.
The Alliance records system shall be composed of the DLS Quality Management System, the PAE Environmental Management System, the PAE Safety Management System and the procedures and guidelines prepared under the scope of the Alliance.
This system takes into consideration the preparation of special documentation for this Agreement in particular. The operation procedures that require to be reviewed and that fall within the scope of the PAE/DLS Alliance shall be jointly considered by both Companies. The preparation of the same shall be subject to the “Preparation of the Procedures Created under the Scope of the PAE-DLS Alliance” procedure (PG-AE-GC-01).
In case of conflict between the latter and PAE’s and DLS’s own procedures, the Alliance procedures shall prevail.
The procedures and guidelines describe the records created and provide objective guarantee and evidence that the required quality and safety standards were met and that the quality system has been properly put in practice.
SECTION 17
CONFIDENTIAL INFORMATION.
Any data or information deriving from or related to the drilling operations and other oil activity in the area, of whatever kind or nature, shall be treated by the parties as strictly confidential. The contents of such information shall under no circumstances be revealed to third parties, either in whole or in part. The same obligation applies to the parties employees, subcontractors and their employees and any other individual or entity related to the parties.

Exhibit 1:
Technical Description of the Equipment.

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY – CHECK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-101
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                     Date: 06-30-03
A. Casing or drill pipe manoeuvring capacity 280 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
1.	Pipes maximum capacity on the setback 270 M lb

2.	Rotary table maximum bearing capacity regardless of the load on setback 350 M lb

3.	Side load capacity (only for towers) ___ lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling ___ M lb ___ ft/min.                     ft/min.
Auxiliary brake performance Max. hook Load ___ M lb ___ ft/min.
Mud pumps (observed) performance capacity

D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

	High Flow Service			High Pressure Service
	Gal/min.	psi	HHp	gal/min	psi	HHp
Main Pump
Auxiliary Pump
Auxiliary Pump

E. Rotary table performance
Continuous Spinning rate
1. Rotary table : Brand : Ideco Model : RT 20.5 API opening 20 1/2”
2. Independently commanded table, max.                    RPM
3. Independent command unit, Brand                     Model:
4. Command unit, engine, Brand, Model:                     HP Continuous capacity.
5. Table commanded through the switchboard
Change I 0 RPM to 120 RPM Change III ___ RPM to ___ RPM
Change II 0 RPM to 220 RPM Change IV ___ RPM to                     RPM
F. Specifications of string of drillpipe

Drill Pipe String:	1
Nominal diameter:	4 1/2 Inches
Weight per foot:	19.5 lb/ft
API degree:	E-75;G-105
Overall Length	9900 feet
Joints size and type:	NC46
Outside diameter:	6.25 inches
Last inspection date
Inspection method
Class

N° of tubes per inspection	Premium
1
2
3

Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 RAG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		37 m3
2		43 m3
3		20 m3
Mud mixing equipment
     a. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM
     b. Drive impeller

Number	Brand	Type	HP
1	Siemens	Triphasic 3x380V	30 HP
2	Siemens	Triphasic 3x380V	30 HP
Mud Agitator equipment – Description
5 Electric agitator Boston 7,5 HP each
Vibrating Screen: Brand Fluid System Linear model

Desander:	Brand	Model	Capacity gal/min
	Type Swaco	2X 10	1000

Desander Pump:	Brand	Type	Capacity gal/min
	Mission	6 X 5	1000
Desander pump drive impeller

Brand	Model	HP
Weg	Triphasic 3x380V	60 HP
Well control equipment
BOP

N° Brand	Model	Size of flange	Interior Diam	Working pressure
HYDRILL	GK	Annular	11	3,000

N° Brand	Model	Size of flange	Interior Diam	Working pressure
SHAFFER	LWS	DOUBLE	11	3,000
Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	Brand Omsco	Model Lower

Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output
BOP closing unit
Brand KOOMEY Model                      N° outputs 6 N° of stations 3
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with
liquid) 3,000 psi.
Reducing and regulator valve?            YES☑         No☐
Generators

Number	Brand	Model	Type	Capacity, KW
1 2	Cramaco Caterpillar	G2R SR4	3x380/220V-50Hz 3x380/220V-50Hz	320 KVA 205 KVA
Generator impellers

Number	Brand	Model	HP
1 2	Scania Caterpillar	DS11 3406	360 300
Antiexplosive lighting system:            YES ☑      No ☐
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity Two 60 m3 tanks
Diesel oil storage capacity One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC46 or NC50
Hydrill or Omsco type boring safety valve.
Varco SlX type elevator 100/150 Tn for casing 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges CMS-XL for casing 13 1/8”, 9 5/8”, 7”
Varco Series S auxiliary elevator for casing
Varco MG 18° type elevators for casing 150/250 for 4 1/2” bars
Varco SDXL or SDML type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Varco bars or hawk type or chain weatherford type bars.
6600 Varco Type Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-101
The equipment hook load capacity, for the string of drill pipe is 280M pounds, limited by Hook capacity                      below (weakest link)
The equipment hook load capacity when moving casing is 280M pounds, limited by hook capacity                      below
1. Mast or Tower                                                                                                                                                                                        Capacity

wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 9900 feet in drill pipe stow	80 mph
Stowage capacity of drill pipe of 4 1/2 inches 10800 feet
Hook’s static load capacity (whit 8 lines holding 280M pounds travelling block)

2. Crown block	Lee C. More	6	190 tons
	(1) Brand	(2) weight	(3) N° of pulleys
3. Traveling Block	Ideco	5	160 tons
	(1) Brand	(2) weight	(3) N° of pulleys

1.	Hook: Unitized	160 tons
2.	Plushing head: National 69	300 tons
3.	Lifting arms: 2 1/4” x 108”	250 tons
4.	Drillpipe elevator: Varco	250 tons
5.	Casing elevators: BK	150 tons
6.	Drilling line (hook load capacity)	292 M pounds

6 x 19	1 1/8	EIPS	IWRC	130 M LB	3	8
Classification	Diam.	Degree	Care	Api breakage Resistivity	Safety factor	N° of Lines

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity
Substructure: Brand Lee C. Moore
Brand Model or type

Ground height	10 feet
Width	22 feet
Length	8 feet
Rotary table ground level height up to bellow the beans	8 feet 2 inches
To use with towers (masts) with gook load capacity	280 M pounds

Maximum mean lower low water pipe capacity	270 M pounds
Maximum bearing capacity	350 M pounds
Side load capacity (Only for towers)	___ M pounds
Loads imposes by tensioning items	___ M pounds
Additional loads	___ M pounds

FORM. API N° D-C
PROGRAM C
Lifting and braking capacity
Equipment identification: DLS- 101 _____________________________________________________________
Maximum observed power at hook                                                              at a hook load of
Date                                                              at the site                                                              and observed by
Equipment assembled as follows

Equipment	Description (type, brand, model, size, etc)

Drawworks	Mid continental U-36 , 600 HP
Auxiliary broke	Parmac V80

Transmission system engine elevation	Chains

Elevation engines	Two Caterpillar D-353; 460HP @ 1200 RPM

Observed test information – elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-101

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary
Brand (manufacturer)	G. DENVER	G. DENVER
Model	PZ-8	PZ-9
Input Power	750 HP	1000 HP
RPM	140 x 8 Inches	130 x 9 Inches

Service conditions	High Vol.	High Press.	High Vol.	High Press.	High Vol.	High Press.
Jacket diameter Max.- Min.	6 1/2	5	7	5 1/2
Corresp. Working Pressure (measure)	2315	3912	2639	4274
	483@140	286@140	585@130	361@130
Observed Performance
Tests Dates
Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated......%ef. Vol.
Outpump HHP

**	Engines providing power to mud pump.

Continuous performance tested
by manufacturer at the speed
stated by the owner’s instruction
N°	Brand	Model	manual
1 2	Catepillar Catepillar	D-398 D-399	800_HP 1060_HP	a 1200 RPM a 1200 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY – CHEEK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-102
Area of use of the equipment: PAE-Cerro Dragón
Data provided by: DLS                              Date: 06-30-03
A. Manoeuvring capacity casing or drill pipe 280 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
4.	Pipes maximum capacity on the setback 270 M lb

5.	Rotary table maximum bearing capacity regardless of the load on setback 350 M lb

6.	Side load capacity (only for towers) lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling ___M min/min. ___ ft/min.
Auxiliary brake performance Max. hook Load ___M lb___ft/min.
Mud pumps (observed) performance capacity

D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

	High Flow Service			High Pressure Service
	Gal/min.	psi	HHp	gal/min.	psi	HHp
7. Main Pump
8. Auxiliary Pump
9. Auxiliary Pump

E. Rotary table performance
Continuous Spinning rate
1. Rotary table : Brand : G. Denver Model :RT 22.5 API opening: 22 1/2”
2. Independently commanded table, max.                    RPM
3. Independently command unit, Brand                     Model:
4. Command unit, engine, Brand, Model:                     HP Continuous capacity.
5. Table commanded through the switchboard
Change I 0 RPM to 120 RPM Change III ____RPM to ____ RPM
Change II 0 RPM to 220 RPM Change IV _____RPM to ____ RPM
F. Specifications of string of drillpipe

Drill Pipe
String:	1
Nominal diameter:	4 1/2	Inches
Weight per foot:	19.5	lb/ft
API degree:	E-75;G-105
Overall Length	9900	Feet
Joints size and type:	NC46
Outside diameter:	6.25	Inches
Last inspection date
Inspection method
Class
N° of tubes per inspection		Premium
	300	1
______		2
______		3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 REG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		35 m3
2		35 m3
3		32 m3
Mud mixing equipment
c. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM
d. Drive impeller

Number	Brand	Type	HP
1	Siemens	Triphasic 3x380V	30 HP
2	Siemens	Triphasic 3x380V	30 HP
Mud Agitator equipment – Description
5 Electric agitator Boston 7,5 HP each
Vibrating Screen: Brand Fluid System Linear model

Desander:	Brand	Model	Capacity gal/min
	Type Swaco	2X 10	1000

Desander Pump:	Brand	Type	Capacity gal/min
	Mission	6 X 5	1000

Desander pump drive impeller	Brand	Model	HP
	Weg	Triphasic 3x380V	60 HP

Well control equipment
BOP

N° Brand	Model	Size of flange	Interior Diam	Working pressure
HYDRILL	GK	Annular	11	3,000

N° Brand	Model	Size of flange	Interior Diam	Working pressure
SHAFFER	LWS	DOUBLE	11	3,000

Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	brand Omsco	Model Lower
Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output 3
BOP closing unit
Brand KOOMEY Model __ N° outputs 6 N° of stations 3
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.

Reducing and regulator valve?	Si ☑	No ☐
Generators

NumberBrand	Model	Type	Capacity, KW
1	Cramaco G2R	3x380/220V-50Hz	320 KVA
2	Caterpillar SR4	3x380/220V-50Hz	205 KVA
Generator impellers

Number	Brand	Model	HP
1	Volvo	TAD 1631	660
2	Scania	DS 11	360

Antiexplosive lighting system:	YES ☑	No ☐
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity Two 60 m3 tanks
Diesel oil storage capacity One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC 46
Varco type elevator csg 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges for casing csg 13 1/8”, 9 5/8”, 7”
Auxiliary elevator for casing Varco Series S
Varco type elevators for casing 18 ° 150/250 for 4 1/4” bars
SDXL or SDML Varco type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Klampon to chain
6600 Varco Type Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-102
The equipment hook load capacity, for the string of drill pipe is _280M_pounds, limited by Hook capacity ___ below
(weakest link)
The equipment hook load capacity when moving casing is 280M pounds, limited by hook capacity ___ below

1. Mast or Tower	Capacity
wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 9900 feet in drill pipe stow	80 mph
Stowage capacity of drill pipe of 4 1/2 inches 10800 feet
Hooks’s static load capacity (whit 8 lines holding 280M pounds travelling block)

2. Core bit	Lee C. More	6	190 tons
	(1) Brand	(2) weight	(3) N° of pulleys

3. Traveling Block	Ideco	5	160 tons
	(1) Brand	(2) weight	(3) N° of pulleys

10. Hook: Unitized	160 tons
11. Plushing head: National 69	300 tons
12. Lifting arms: 2 1/4” x 108”	250 tons
13. Drillpipe elevator: Varco	250 tons
14. Casing elevators: BK	150 tons
15. Drilling line (hook load capacity)	292 M pounds

6 x 19	1 1/8	EIPS	IWRC	130 M LB	3	8
Classification	Diam.	Degree	Care	Api breakage Resistivity	Safety factor	N° of Lines

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand Lee C. Moore

Substructure: Brand Model or type

Ground height:	10 feet
Width:	22 feet
Length:	8 feet

Rotary table ground level height up to bellow the beans	8 feet 2 inches
To use with towers (masts) with gook load capacity	280 M lb

Maximum mean lower low water pipe capacity	270 M lb
Maximum bearing capacity	350 M lb
Side load capacity (for only towers)	____M lb
Loads imposes by tensioning items	____M lb
Additional loads	____M lb

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS- 102
Maximum observed power at hook                     at a hook load of
Date                     at the site                     and observed by

Equipment assembled as follows
Equipment	Description(type, brand, model, size, etc.)

Drawworks	Mid continental U-36 , 600 HP
Auxiliary broke	Parmac V80

Transmission system engine elevation	Chain

Elevation engines	Two Caterpillar D-353; 460HP @ 1200 RPM
Observed test information – elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-102

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary
Brand (manufacturer)	G. DENVER	G. DENVER
Model	PZ-8	PZ-9
Input Power	750 HP	750 HP
RPM	140 x 8 Inches	140 x 8 Inches

						High
Service conditions	High Vol.	High Press.	High Vol.	High Press.	High Vol.	Press.
Jacket diameter Max.- Min.	6 1/2	5	6 1/2	5
Corresp. Working Pressure (measure)	2315	3912	2315	3912
	483@140	286@140	483@140	286@140

Observed Performance
Tests Dates

Pumps RPM during test

Engine during test

Pressure on stand pipe PSI

Measured GPM

GPM calculated......%ef. Vol.

Outpump HHP

**	Engines providing power to mud pump.

SHAFFER LWS DOUBLE 11 3,000
Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	brand Omsco	Model Lower

Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output
BOP closing unit
Brand KOOMEY Model ___ N° outputs 6 N° of stations 3
Accumulator Volume (liquid and gas) 100 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.

Reducing and regulator valve?	Si ☑	No ☐
Generators

Number	Brand	Model	Type	Capacity, KW
1	Cramaco	G2R	3x380/220V-50Hz	400 KVA
2	Caterpillar	SR4	3x380/220V-50Hz	250 KVA
Generator impellers

Number	Brand	Model	HP
1	Scania	DS-11	360
2	Caterpillar	SR 4	250

Antiexplosive lighting system:	YES ☑	No ☐
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity Two 60 m3 tanks
Diesel oil storage capacity One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC 46
Varco type elevator csg 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges for casing csg 13 1/8”, 9 5/8”, 7”
Auxiliary elevator for casing Varco Series S
Varco type elevators for casing 18 ° 150/250 for 4 1/2” bars
SDXL or SDML Varco type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Varco
International Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment identification: DLS-104
The equipment hook load capacity, for the string of drill pipe is 280M pounds, limited by Hook capacity ___below
(weakest link)
The equipment hook load capacity when moving casing is 280M pounds, limited by hook capacity ___below

1. Mast or Tower	Capacity
wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 9000 feet in drill pipe stow	80 mph
Stowage capacity of drill pipe of 4 1/2 inches	10800 feet
Hooks’s static load capacity (whit 8 lines holding 280M pounds travelling block)

2. Core bit	Lee C. More		6 190 tons
	(1) Brand	(2) weight	(3) N° of pulleys

3. Traveling Block	UTB160	5	160 tons
	(1) Brand	(2) weight	(3) N° of pulleys

4. Hook: Unitized	160 tons
5. Plushing head: Ideco TL 200	200 tons
6. Lifting arms: BUJ 2 1/4” x 108”	250 tons
7. Drillpipe elevator: Varco	250 tons
8. Casing elevators: BUJ	150 tons
9. Drilling line (hook load capacity)	292 M pounds

6 x 19	1 1/8	EIPS	IWRC	130 M LB		3	8
Classification	Diam.	Degree	Care	Resistivity	Api breakage	Safety factor	N° of Lines

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand Lee C. Moore
Brand Model or type
Ground height:	10 feet
With:	22 feet
Length:	8 feet

Rotary table ground level height up to bellow the beans	8 feet 2 inches

To use with towers (masts) with gook load capacity	280 M lb

Maximum mean lower low water pipe capacity	250M lb

Maximum bearing capacity	300M lb

Side load capacity (for only towers)	______ M lb

Loads imposes by tensioning items	______ M lb

Additional loads	______ M lb

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS 101
Maximum observed power at hook                      at a hook load of
Date                                  at the site                      and observed by

Equipment assembled as follows
Equipment	Description (type, brand, model, size, etc.)
Drawworks	Ideco 525; 750 HP
Auxiliary broke	Parmac V80 Hydromantic
Transmission system engine elevation                                                                                    Chains
Elevation engines            Two Caterpillar D-353; 460HP @ 1200 RPM___
Observed test information – elevation

Drawworks	Hook load	Sec. to Hook speed	Hook	N° of
Relation M pounds	Lift 1(one)	foot/min calculated	lines
	Bar		Power

Auxiliary brake observed performance

N° lines
	Sec. to Hook speed	to the
Hook load	1(one)	travelling
M lb	bar	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-104

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary

Brand (manufacturer)	G. DENVER	G. DENVER
CODEL	PZ-8	PZ-9
Input Power	750 HP	1000 HP
RPM	140 x 8 Inches	130 x 9 Inches

Service conditions	High Vol.	High Press.	High Vol.	High Press.	High Vol.	High Press.
Jacket diameter Max.- Min.	6 1/2	5	7	5 1/2
Corresp. Working Pressure (measure)	2315	3912	2639	4274
	483@140	286@140	585@130	361@130

Observed Performance
Tests Dates

Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated......%ef. Vol.
Outpump HHP

**	Engines providing power to mud pump.

Continuous performance tested
by manufacturer at the speed stated by
N°	Brand	Model		the owner’s instruction manual
1	Catepillar	D-398	800 HP	a 1200 RPM
2	Catepillar	D-399	800 HP	a 1200 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY – CHEEK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-104
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                      Date: 06-30-03
A. Manoeuvring capacity casing or drill pipe 280 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
7.	Pipes maximum capacity on the setback 250 M lb
8.	Rotary table maximum bearing capacity regardless of the load on setback 300 M lb
9.	Side load capacity (only for towers) lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling ______ M lb ____ ft/min. ____ ft/min.
Auxiliary brake performance        Max. hook Load ________ M lb ___ ft/min.
D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

High Flow Service                      High Pressure Service
Gal/min.      psi       HHp       gal/min psi       HHp
16.	Main Pump
17.	Auxiliary Pump
18.	Auxiliary Pump
E. Rotary table performance
Continuous Spinning rate
5.	Rotary table : Brand : G. Denver Model :RT 22.5 API opening: 22 1/2”
6.	Independently commanded table, max. RPM
7.	Independently command unit, Brand Model:
8.	Command unit, engine, Brand, Model: HP Continuous capacity.
5.	Table commanded through the switchboard
Change I 0 RPM to 130 RPM Change III___RPM to___RPM
Change II 0 RPM to 250 RPM Change IV___RPM to___RPM
F. Specifications of string of drillpipe

Drill Pipe
String:	1
Nominal diameter:	4 1/2 Inches
Weight per foot:	19.5 lb/ft
API degree:	E-75;G-105
Overall Length	9900 Feet
Joints size and type:	NC46
Outside diameter:	6.25 Inches
Last inspection date
Inspection method
Class

N° of tubes per inspection		Premium
	330	1
___	___	2
___	___	3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 REG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		28 m3
2		28 m3
3		28 m3
Mud mixing equipment
     e. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM
     f. Drive impeller

Number	Brand	Type	HP
1	Siemens	3x380V	30 HP
2	Siemens	3x380V	30 HP
     Mud Agitator equipment – Description
     5 Electric agitator Boston 7,5 HP each
Vibrating Screen: Brand Fluid System                      Linear model

Desander:	Brand	Model	Capacity gal/min
	MK 10	2X 10	1000

Desander Pump:	Brand	Type	Capacity gal/min
	Mission	6 X 5	1000
Desander pump drive impeller

Brand	Model	HP
Weg	Triphasic 3x380V	60 HP

Well control equipment
BOP
N° Brand	Model	Size of flange	Interior Diam Working pressure

Continuous performance tested
by manufacturer at the speed stated by
N°	Brand	Model		the owner's instruction manual
1	Catepillar	D-398	800 HP	a 1200 RPM
2	Catepillar	D-399	1060 HP	a 1200 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY – CHEEK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-111
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                      Date: 06-30-03
A. Manoeuvring capacity casing or drill pipe 280 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
10.	Pipes maximum capacity on the setback 300 M lb
11.	Rotary table maximum bearing capacity regardless of the load on setback 500 M lb
12.	Side load capacity (only for towers) lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling ______ M min/min. ____ ft/min.
Auxiliary brake performance         Max. hook Lo                      M lb ___ ft/min.
D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

(From ND10-E, D program)
High Flow Service                      High Pressure Service
        Gal/min.       psi       HHp                       gal/min psi               HHp
19.	Main Pump
20.	Auxiliary Pump
21.	Auxiliary Pump
E. Rotary table performance
Continuous Spinning rate
9.	Rotary table : Brand : G. Denver Model :RT 22.5 API opening: 22 1/2"
10.	Independently commanded table, max. RPM

11.	Independent command unit, Brand Model:

12.	Command unit, engine, Brand, Model: HP Continuous capacity.

13.	Table commanded through the switchboard
Change I 0 RPM to 82 RPM Change III 0 RPM to 161 RPM
Change II 0 RPM to 114 RPM Change IV 0 RPM to 224 RPM
F. Specifications of string of drillpipe

Drill Pipe
String:	1
Nominal diameter:	4 1/2 Inches
Weight per foot:	19.5 lb/ft
API degree:	E-75;G-105
Overall Length	9900 Feet
Joints size and type:	NC46
Outside diameter:	6.25 Inches
Last inspection date
Inspection method
Class

N° of tubes per inspection		Premium
	330	1
		2
		3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5 M LB
Joints, size and type	6 5/8 REG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		28 m3
2		28 m3
3		28 m3
Mud mixing equipment
     g. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM
     h. Drive impeller

Number	Brand	Type	HP
1	Weg	3x380V	60 HP
2	Electromac	3x380V	30 HP
     Mud Agitator equipment – Description
     5 Electric agitator Boston 7,5 HP each
     Vibrating Screen: Brand Fluid System            Linear model

Desander:	Brand	Model	Capacity gal/min
	MK 10	2X 10	1000

Desander Pump: Brand	Type	Capacity gal/min
Mission	6 X 5	1000
Desander pump drive impeller

Brand	Model	HP
Weg	3x380V	60 HP

Well control equipment
BOP
N° Brand            Model       Size of flange      Interior Diam Working pressure

HYDRILL GK ANNULAR	11	3,000
SHAFFER LWS DOUBLE	11	3,000
Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	brand Omsco	Model Lower

Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output
BOP closing unit
Brand KOOMEY Model Type 80 N° outputs 8 N° of stations 4
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.
Reducing and regulator valve? YES ☑ No ☐
Generators

Number	Brand	Model	Type	Capacity, KW
1	Cramaco	G2R	3x380/220V-50Hz	500 KVA
2	Kato	SR4	3x380/220V-50Hz	205 KVA
Generator impellers

Number	Brand	Model	HP
1	Volvo	TDA 1631	660
2	Caterpillar	3406	360
Antiexplosive lighting system: YES ☑ No ☐
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity            Two 60 m3 tanks
Diesel oil storage capacity       One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC46
Hydrill or Omsco type boring safety valve.
Varco SlX type elevator 100/150 Tn for casing 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges CMS-XL for casing 13 1/8”, 9 5/8”, 7”
Varco Series S auxiliary elevator for casing
Varco MG 18° type elevators for casing 150/250 for 4 1/2” bars
Varco SDXL or SDML type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Varco
6600 Varco Type Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-111
The equipment hook load capacity, for the string of drill pipe is 280M pounds, limited by Hook capacity below
(weakest link)
The equipment hook load capacity when moving casing is 280M pounds, limited by hook capacity ___ below

1. Mast or Tower	Capacity
wind load capacity, without drill pipe stow	100 mph
Stowage capacity of drill pipe of 4 1/2 inches 11000 feet
Hook’s static load capacity (whit 10 lines holding 550M pounds travelling block)

2. Core bit	Lee C. More	6	350 tons
	(1) Brand	(2) weight	(3) N° of pulleys

3.Traveling Block	Ideco	5	250 tons
	(1) Brand	(2) weight	(3) N° of pulleys

22. Hook: Unitized	250 tons
23. Plushing head: National 69	300 tons
24. Lifting arms: 2 1/4” x 108”	250 tons
25. Drillpipe elevator: Varco	250 tons
26. Casing elevators: BK	350 tons
27. Drilling line (hook load capacity)	432 M pounds

6 x 19	1 1/4	EIPS	IWRC	158,8 M LB	3	10
Classification	Diam.	Degree	Care	Api breakage	Safety factor	N° of Lines
				Resistivity

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand Lee C. Moore
Brand Model or type
Ground height	10 feet
Width	22 feet
Length	8 feet
Rotary table ground level height up to bellow the bean 7 feet 6 inches

To use with towers (masts) with gook load capacity	550 M lb
Maximum mean lower low water pipe capacity	300 M lb
Maximum bearing capacity	500 M lb
Side load capacity (for only towers)	M lb
Loads imposes by tensioning items	M lb
Additional loads	M lb

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS- 111
Maximum power observed                     at a hook load of
Date                     at the site                     and observed by

Equipment assembled as follows
Equipment	Description (type, brand, model, size, etc.)
Drawworks	G. Denver 700; 800 HP
Auxiliary broke	Parmac

Transmission system engine elevation	Chains

Elevation engines	Two Caterpillar 3406 E; 420 HP@ 1800 RPM
Observed test information — elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-111

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary
Brand (manufacturer)	National	G. Denver
CODEL	9-P-100	PZ-8
Input Power	1000 HP	750 HP
RPM	140 X 9 1/4 inches	140 X 8 inches

				High		High
Service conditions	High Vol.	High Press.	High Vol.	Press.	High Vol.	Press.
Jacket diameter Max.- Min.	6 1/4	5	6 1/2	5
Corresp. Working Pressure (measure)	2790	4360	2639	4274
	516@140	330@140	483@140	286@130

Observed Performance
Tests Dates

Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated.....%ef. Vol.
Outpump HHP

**	Engines providing power to mud pump.

Continuous performance tested
by manufacturer at the speed stated by the
owner’s
N°	brand	Model	instruction manual
1	Catepillar	D-3512	1000 HP	a 1200 RPM
2	Catepillar	D-398	800 HP	a 1200 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY — CHECK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-136
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                                         Date: 06-30-03
A. Manoeuvring capacity casing or drill pipe 216 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
13. Pipes maximum capacity on the setback 203 M lb
14. Rotary table maximum bearing capacity regardless of the load on setback 305 M lb
15. Side load capacity (only for towers)                      lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)
HP HOOK                                         HOOK LOAD                                        HOOK VELOCITY
Performance observed pulling                      M min/min.                      ft/min.
Auxiliary brake performance      Max. hook Load                      M lb                     ft/min.
D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

	High Flow Service			High Pressure Service
	Gal/min.	psi	HHp	gal/min	psi	HHp
Main Pump
Auxiliary Pump
Auxiliary Pump
E. Rotary table performance
Continuous Spinning rate
1. Rotary table : Brand : Ideco Model :RT 20.5 API opening: 17 1/2”
2. Independently commanded table, max.                      RPM
3. Independent command unit, Brand                      Model:
4. Command unit, engine, Brand, Model:                      HP Continuous capacity.
5. Table commanded through the switchboard
Change I 0 RPM to 130 RPM Change III                     RPM to                      RPM
Change II 0 RPM to 250 RPM Change IV                     RPM to                      RPM

F. Specifications of string of drillpipe
Drill Pipe
String:	1
Nominal diameter:	4 1/2	Inches
Weight per foot:	19.5	lb/ft
API degree:	E-75;G-105
Overall Length	9900	Feet
Joints size and type:	NC46
Outside diameter:	6.25	Inches
Last inspection date
Inspection method
Class

N° of tubes per inspection		Premium
	300	1
		2
		3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 REG	NC46

G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		25 m3
2		40 m3
3		40 m3
Mud mixing equipment
i. Pumps

Number	Brand	Type	Capacity
1	Kayac	6X5	1000 GPM
2	Kayac	6X5	1000 GPM
j. Drive impeller

Number	Brand	Type	HP
1	Weg	3x380V	60 HP
2	Weg	3x380V	60 HP
Mud Agitator equipment — Description
5 Electric agitator Boston 7,5 HP each
Vibrating Screen:Brand Fluid System Linear model

Desander:	Brand	Model	Capacity gal/min
	MK 10	2 x 10	1000

Desander Pump: Brand	Type	Capacity gal/min
Kayac	6 X 5	1000
Desander pump drive impeller

Brand	Model	HP
Siemens	3x380V	60 HP

Well control equipment
BOP

N° Brand	Model	Size of flange	Interior Diam	Working pressure
HYDRILL	GK	Annular	11	3,000

N° Brand	Model Size of flange	Interior Diam	Working pressure
SHAFFER	LWS DOUBLE	11	3,000
Choke manifold — Description: 3” — 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	brand Omsco	Model Lower

Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output
BOP closing unit
Brand KOOMEY Model Type 80 N° outputs 8 N° of stations 4x
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.
Reducing and regulator valve? Si ☑ No ☐
Generators

Number	Brand	Model	Type	Capacity, KW
1	Cartepillar	SR4	3x380/220V-50Hz	400 KVA
2	Caterpillar	SR4	3x380/220V-50Hz	320 KVA
Generator impellers

Number	Brand	Model	HP
1 2	Cartepillar Caterpillar	3408 3406	420 300
Antiexplosive lighting system: YES ☑                      No ☐
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity Two 60 m3 tanks
Diesel oil storage capacity One 40 m3 tanks
Additional equipment — Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC46 or NC50
Hydrill or Omsco type boring safety valve.
Varco SlX type elevator 100/150 Tn for casing 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges CMS-XL for casing 13 1/8”, 9 5/8”, 7”
Varco Series S auxiliary elevator for casing
Varco MG 18° type elevators for casing 150/250 for 4 1/2” bars
Varco SDXL or SDML type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Varco bars
6600 Varco Type Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel — parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-136
The equipment hook load capacity, for the string of drill pipe is 21160M pounds, limited by Hook capacity below
(weakest link)
The equipment hook load capacity when moving casing is 216M pounds, limited by hook capacity                      below

1. Mast or Tower	Capacity
Wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 7500 feet in drill pipe stow	75 mph
Stowage capacity of drill pipe of 4 1/2 inches	7500 feet
Hook’s static load capacity (whit 6 lines holding 250 M pounds travelling block)

2. Core bit	Lee C. More		5 120 tons
	(1) Brand	(2) weight	(3) N° of pulleys

3. Traveling Block	Ideco UTB 160		4 160 tons
	(1) Brand	(2) weight	(3) N° of pulleys

28.	Hook: Unitized	160 tons
29.	Plushing head: National 69	200 tons
30.	Lifting arms: 2 1/4” x 108”	250 tons
31.	Drillpipe elevator: Varco	250 tons
32.	Casing elevators: BK	150 tons
33.	Drilling line (hook load capacity)	227 M pounds
6 x 19                 1 1/8       EIPS           IWRC    130 M LB            3                      6
Classification       Diam.       Degree                Care           Api breakage       Safety factor       N° of Lines
Resistivity

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand Ideco

Brand Model or type

Ground height	11 feet
Width	6.5 feet
Length	18 feet

Rotary table ground level height up to bellow the beans	6 feet 6 inches

To use with towers (masts) with gook load capacity	250 M lb

Maximum mean lower low water pipe capacity	203M lb

Maximum bearing capacity	305 M lb

Side load capacity (for only towers)	M lb

Loads imposes by tensioning items	M lb

Additional loads	M lb

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS- 136
Maximum observed power at hook ___ at a hook load of
Date                                         at the site                                        and observed by

Equipment assembled as follows
Equipment	Description (type, brand, model, size, etc.)

Drawworks	Ideco H-40; 500 HP
Auxiliary broke	Parmac 22” Hydromantic

Transmission system engine elevation	Chains

Elevation engines	Two x Scania DS-11, 360 HP, 1800 RPM

Observed test information – elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-136

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary
Brand (manufacturer)	G. DENVER	G. DENVER
CODEL	PZ-8	PZ-8
Input Power	750 HP	1000 HP
RPM	140 x 8 Inches	130 x 9 Inches

					High	High
Service conditions	High Vol.	High Press.	High Vol.	High Press.	Vol.	Press.
Jacket diameter Max.- Min.	6 1/2	5	7	5
Corresp. Working Pressure (measure)	2315	3912	2315	3912
	483@140	286@140	483@140	286@140

Observed Performance
Tests Dates

Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated...... %ef. Vol.
Outpump HHP

** Engines providing power to mud pump.

N°	Brand	Model	Continuous performance tested
by manufacturer at the speed stated by the
owner’s instruction manual

1 2	Catepillar Catepillar	D-398 D-398	800 HP 800 HP	a 1200 RPM a 1200 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY – CHEEK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-150
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                                                             Date: 06-30-03
A. Manoeuvring capacity casing or drill pipe 405 Mb/351 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)

1. Pipes maximum capacity on the setback	350 M lb
2. Rotary table maximum bearing capacity regardless of the load on setback	450 M lb
3. Side load capacity (only for towers)	lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling M min/min. ft/min.
Auxiliary brake performance       Max. hook Load                       M lb                       ft/min.

D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

	High Flow Service			High Pressure Service
	Gal/min.	psi	HHp	gal/min	psi	HHp
34. Main Pump
35. Auxiliary Pump
36. Auxiliary Pump
E. Rotary table performance
Continuous Spinning rate
14. Rotary table : Brand : National Model : C-205 API opening: 20 1/2”
15. Independently commanded table, max.                      RPM
16. Independent command unit, Brand                      Model:
17. Command unit, engine, Brand, Model:                      HP Continuous capacity.
18. Table commanded through the switchboard
Change I 0 RPM to 120 RPM Change III                      RPM to                      RPM
Change II 0 RPM to 220 RPM Change IV                      RPM to                      RPM

F. Specifications of string of drillpipe
Drill Pipe
String:	1
Nominal diameter:	4 1/2	Inches
Weight per foot: API degree:	19.5 E-75;G-105	lb/ft
Overall Length	9900	Feet
Joints size and type:	NC46
Outside diameter:	6.25	Inches
Last inspection date
Inspection method
Class

N° of tubes per inspection		Premium
	330	1
		2
		3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer

Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 REG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		37 m3
2		43 m3
3		20 m3
Mud mixing equipment
     a. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM

b. Drive impeller

Number	Brand	Type	HP
1	U.S. Electrical	3x380V	75 HP
2	U.S. Electrical	3x380V	75 HP
Mud Agitator equipment – Description
5 Electric agitator Boston 7,5 HP each
Vibrating Screen: Brand Fluid System Linear model

Desander:	Brand	Model	Capacity gal/min
	MK 10	2X 10	1000

Desander Pump:	Brand	Type	Capacity gal/min
	Mission	6 X 5	1000
Desander pump drive impeller

Brand	Model	HP
U.S. electrical	3x340V	75 HP

Well control equipment
BOP

N° Brand	Model	Size of flange	Interior Diam	Working pressure
HYDRILL	GK	ANNULAR	11	3,000
SHAFFER	LWS	DOUBLE	11	3,000
Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand	Omsco	Model Upper
Drill pipe safety valve:	brand	Omsco	Model Lower
Degasser:	Brand	SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 28”; Height: 5,50.5m; Gas output 6
BOP closing unit
Brand KOOMEY Model Type 80 N° outputs 8 N° of stations 4
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.
Reducing and regulator valve?             Si ☑ No ☐
Generators

Number	Brand	Model	Type	Capacity, KW
1	Kato	Brushless	3x600 V/60 Hz	1050 KVA
2	Kato	Brushless	3x600 V/60 Hz	1050 KVA
3	Kato	Brushless	3x600 V/60 Hz	1050 KVA

Generator impellers

Number	Brand	Model	HP
1	Caterpillar	D-398	875@1200RPM
2	Caterpillar	D-398	875@1200RPM
3	Caterpillar	D-398	875@1200RPM
Antiexplosive lighting system:       YES X    No_____
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container
Cement storage capacity
Fresh water storage capacity       Two 60 m3 tanks
Diesel oil storage capacity       One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Desilter with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 5”, NC50
Omsco type BOP inside valve, 10 m psi, NC 50
Varco type elevator csg 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges for casing csg 13 1/8”, 9 5/8”, 7”
Auxiliary elevator for casing Varco Series S
Varco type elevators for casing MG 18 ° 150/250 Tn for 5” bars
SDXL or SDML Varco type wedges for 5” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type or hawk type or chain
6600 Varco Type Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-154
The equipment hook load capacity, for the string of drill pipe is 280M pounds, limited by Hook capacity below
(weakest link)
The equipment hook load capacity when moving casing is 280M pounds, limited by hook capacity below

1. Mast or Tower	Capacity
wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 9000 feet in drill pipe stow	80 mph
Stowage capacity of drill pipe of 4 1/2 inches 10800 feet
Hooks’s static load capacity (whit 8 lines holding 280M pounds travelling block)

2. Core bit	Lee C. More	6	190 tons
	(1) Brand	(2) weight	(3) N° of pulleys
3. Traveling Block	Ideco UTB 265	5	265 tons
	(1) Brand	(2) weight	(3) N° of pulleys

4. Hook: Unitized	265 tons
5. Plushing head: National 69	300 tons
6. Lifting arms: 2 1/4” x 108”	250 tons
7. Drillpipe elevator: Varco	250 tons
8. Casing elevators: Varco	150 tons
9. Drilling line (hook load capacity)	292 M pounds

6 x 19	1 1/8	EIPS	IWRC	130 M LB	3	8
Classification	Diam.	Degree	Care	Api breakage	Safety factor	N° of Lines
				Resistivity

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand Lee C. Moore _______________
Substructure: Brand Model or type _______________
Ground height:		12 feet
Width:		22 feet
Length:		8 feet

Rotary table ground level height up to bellow the beans		9 feet 10 inches

To use with towers (masts) with gook load capacity		280 M lb

Maximum mean lower low water pipe capacity		250 M lb

Maximum bearing capacity		300 M lb

Side load capacity (for only towers)	______	M lb

Loads imposes by tensioning items	______	M lb

Additional loads	______	M lb

N° D10-C API FORM.
A Program
Casing or drillpipe manoeuvring capacity
Equipment indetification: DLS-150
The equipment hook load capacity, for the string of drill pipe is 351 Impounds, limited by (Cable) below
(Weakest link)
The equipment hook load capacity when moving casing is 405M pounds, limited by hook capacity                      drawworks capacity

1. Mast or Tower	Capacity
wind load capacity, without drill pipe stow	100 mph
Wind load capacity whit 10000 feet in drill pipe stow	80 mph
Stowage capacity of drill pipe of 4 1/2 inches 10500 feet
Hook’s static load capacity (whit 10 lines holding 500M pounds travelling block)

2. Core bit	D.S.I	5 x 42 “+1 x 60”	320 tons
	(1) Brand	(2) weight	(3) N° of pulleys
3.Traveling Block	Ideco UTB265	5	265 tons
	(1) Brand	(2) weight	(3) N° of pulleys

4. Hook: Unitized	265 tons
5. Plushing head: National P-300	300 tons
6. Lifting arms: Varco BUJ 2 1/4” x 108”	250 tons
7. Drillpipe elevator: Varco-BJ	250 tons
8. Casing elevators: Varco	350 tons
9. Drilling line (hook load capacity)	351 M lb

6 x 19	1 1/8	EIPS	IWRC	130 M LB	3	10
Classification	Diam.	Degree	Care	Api breakage	Safety factor	N° of Lines
				Resistivity

FORM. API N° D-C
PROGRAM B
Substructure bearing capacity

Substructure: Brand D.S.I __________
Brand Model or type _____________
Ground height:	22 feet
With:	28 feet
Length:	20 feet

Rotary table ground level height up to bellow the beans	18 feet ___ inches

To use with towers (masts) with gook load capacity	500 M lb

Maximum mean lower low water pipe capacity	350 M lb

Maximum bearing capacity	450 M lb

Side load capacity (for only towers)	___ M lb

Loads imposes by tensioning items	___ M lb

Additional loads	___ M lb

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS- 150
Maximum observed power at hook                     at a hook load of
Date                      at the site                      and observed by

Equipment assembled as follows
Equipment	Description (type, brand, model, size, etc)
Drawworks	National 610-E; 750 HP
Auxiliary broke	Parmac V80 Hydromantic
Transmission system engine elevation	Chains
Elevation engines	G. Electric GE-752 1000 HP; 1000 RPM
Observed test information – elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-136

Specifications Pumps	(1) Principal	(2) Auxiliary
Brand (manufacturer)	National	National	(3) Auxiliary
Model	8-P-80	8-P-80
Input Power	800 HP	800 HP
RPM	150 X 8 inches	150 X 8 inches

Service conditions	High Vol.	High Press.	High Vol.	High Press.	High Vol.	High Press.

Jacket diameter Max.- Min.	6 1/4	5	6 1/4	5
Corresp. Working Pressure (measure)	2315	3912	2280	3560
	508@150	324@150	508@150	324@150

Observed Performance

Tests Dates

Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated......%ef. Vol.
Outpump HHP

**	Engines providing power to mud pump.

Continuous performance tested
by manufacturer at the speed stated by
N°	Brand	Model	the owner’s instruction manual

1	G. Electric	GE 752	1000 HP a 1000 RPM
2	G. Electric	GE 752	1000 HP a 1000 RPM

CAPACITY OF THE DIFFERENT COMPONENTS OF THE EQUIPMENT
FORM API N° D10-B
EQUIPMENT CAPACITY — CHEEK LIST
Equipment Owner: DLS Argentina Limited
Equipment Identification: DLS-154
Area of use of the equipment: PAE-Cerro dragon
Data provided by: DLS                     Date: 30-06-03
A. Manoeuvring capacity casing or drill pipe 280 Mb
(From N° D10-c form, A program)
B. Bearing capacity
(From N° D10-C, B Program)
1.	Pipes maximum capacity on the setback 250 M lb

2.	Rotary table maximum bearing capacity regardless of the load on setback 300 M lb

3.	Side load capacity (only for towers) lb
C. Lifting and breaking capacity
(From N° D10-D, C Program)

HP HOOK	HOOK LOAD	HOOK VELOCITY
Performance observed pulling ______ M min/min.____ ft/min.
Auxiliary brake performance Max. hook Load                      M lb___ ft/min.
D. Mud pumps observed performance capacity
(From the N° D10-E, D Program)

                     High Flow Service           High Pressure Service
              Gal/min.       psi       HHp       gal/min psi       HHp
37.	Main Pump
38.	Auxiliary Pump
39.	Auxiliary Pump
E. Rotary table performance
Continuous Spinning rate
19.	Rotary table : Brand: G. Denver Model :RT 22.5 API opening: 22 1/2"
20.	Independently commanded table, max. RPM
21.	Independent command unit, Brand Model:
22.	Command unit, engine, Brand, Model: HP Continuous capacity.
23.	Table commanded through the switchboard
Change I 0 RPM to 114 RPM Change III 0 RPM to 224 RPM
Change II 0 RPM to 161 RPM Change IV___ RPM to ___ RPM
F. Specifications of string of drillpipe

Drill Pipe
String:	1
Nominal diameter:	4 1/2 Inches
Weight per foot:	19.5 lb/ft
API degree:	E-75;G-105
Overall Length	9900 Feet
Joints size and type:	NC46
Outside diameter:	6.25 Inches
Last inspection date
Inspection method
Class

N° of tubes per inspection		Premium
	330	1
		2
		3
Other Information on drill pipe conditions such as hard, material, protectors, etc.
Smooth hardbanding
Interior Plasticizer
Drill Collar

Quantity	3	25
Max. Diam. Ext (1/16 inches)	8	6.5
Min. Int. diam (1/6 inches)	3	2 1/4
Average length	30	30
Approx. string of drill pipe weight	13.5 M LB	76.5M LB
Joints, size and type	6 5/8 REG	NC46
G. Auxiliary equipment

Mud Pits
Number	Dimensions	Capacity (per unit)
1		28 m3
2		28 m3
3		28 m3
Mud mixing equipment
     k. Pumps

Number	Brand	Type	Capacity
1	Kayac	6 X 5	1000 GPM
2	Kayac	6 X 5	1000 GPM
     l. Drive impeller

Number	Brand	Type	HP
1	Marathon	3x380V	60 HP
2	Marathon	3x380V	60 HP
Mud Agitator equipment — Description
5 Electric agitator Boston 7,5 HP each
Vibrating Screen: Brand Swaco Linear model

Desander:	Brand	Model	Capacity gal/min
	Swaco	2 x 10	1000

Desander Pump:	Brand	Type	Capacity gal/min
	Kayac	6 x 5	1000
Desander pump drive impeller

Brand	Model	HP
Marathon	3x380V	60 HP

Well control equipment
BOP
N° Brand            Model            Size of flange            Interior Diam       Working pressure

HYDRILL GK ANNULAR	11	3,000
SHAFFER LWS DOUBLE	11	3,000
Choke manifold – Description: 3” – 3,000 PSI
3” nominal diameter and 3,000 PSI working pressure, tow manual adjustable choke according to API recommendation RP-53.

Kelly cock:	Brand Omsco	Model Upper
Drill pipe safety valve:	brand Omsco	Model Lower
Degasser:	Brand SWACO	Model Vacuum D-Gasser
Mud gas separator Description: DIA. 30”; Height: 4.5m; Gas output
BOP closing unit
Brand KOOMEY Model Type 80 N° outputs 8 N° of stations 4
Accumulator Volume (liquid and gas) 130 gal.
Pre-Load pressure (prior to adding liquid) 1100 psi.
Final pressure (when it is completely loaded with liquid) 3,000 psi.

Reducing and regulator valve?	Si ☑	No ☐
Generators

Number	Brand	Model	Type	Capacity, KW
1	Cramaco	G2R	3x380/220V/50Hz	500 KVA
2	Caterpillar	SR4	3x380/220V/50Hz	265 KVA

Generator impellers

Number	Brand	Model		HP
1	Volvo		TDA 1631	660
2	Caterpillar		3406	360
Antiexplosive lighting system:        YES___X___         NO___
Description
According to API RP-500 Recommended practices

Mud Material Storage — Description:
One 40 ft container ______________________________
Cement storage capacity __________________________
Fresh water storage capacity            Two 60 m3 tanks
Diesel oil storage capacity            One 40 m3 tanks
Additional equipment – Description:
Crown-on matic type
Trip tank of approx 3 m3 capacity with graduated scale
Destiler with 16 cones of 4”
Test laboratory according to the Technical appendix
Nine Hw 4 1/2”, NC46
Omsco type BOP inside valve, 10 m psi, NC46 or NC50
Hydrill or Omsco type boring safety valve.
Varco SlX type elevator 100/150 Tn for casing 13 1/8”, 9 5/8”, 7”and 5 1/2”
Varco type wedges CMS-XL for casing 131/8”, 9 5/8”, 7”
Varco Series S auxiliary elevator for casing
Varco MG 18° type elevators for casing 150/250 for 4 1/2” bars
Varco SDXL or SDML type wedges for 4 1/2” bars
Varco MP-R type casing clamp for drill collar
HT-55 Varco type set of manoeuvre wrenches
Pneumatic wrench for making up of rollers type Varco
International Hydraulic Kelly spinner.
Fishing tools according to the technical appendix.
Weight indicator, Torque adjustment tool, pump pressure, strokes pump, M/D Totco table RPM. Torque indicator regarding the M/D Totco Hidromech table.
Geolograph type channel – parameter recorder.
Totco 0-8° deviation recorder
Pump jack for borehole or casing.
400A electric welding equipment.
Oxi-acetylene welding equipment.

FORM. API N° D-C
PROGRAM C
Lifting and breakage capacity
Equipment identification: DLS- 154
Maximum observed power at hook                      at a hook load of
Date                      at the site                      and observed by

Equipment assembled as follows
Equipment	Description (type, brand, model, size, etc.)

Drawworks	Card well DW 500 M; 650 HP
Auxiliary broke	Parmac V80 hydromatic

Transmission system engine elevation	Chains

Elevation engines	Two Scania DS-11; 360 HP; 1800 RPM
Observed test information — elevation

Drawworks
Relation	Hook load	Sec. to	Hook speed	Hook calculated	N° of
	M pounds	Lift 1 (one) Bar	foot/min	power	lines

Auxiliary brake observed performance

N° lines
Hook load	Sec. to		to the
M lb	1(one)		travelling
	bar	Hook speed	block	Observations

FORM. API N° D10-E
PROGRAM D
MUD PUMPS PERFORMANCE CAPACITY
EQUIPMENT IDENTIFICATION: DLS-154____________

Specifications Pumps	(1) Principal	(2) Auxiliary	(3) Auxiliary
Brand (manufacturer)	G. Denver	G. Denver
CODEL	PZ-8	PZ-9
Input Power	750 HP	1000 HP
RPM	140 X 8 inches	130 X 9 inches

Service conditions	High Vol.	High Press.	High Vol.	High Press.	High Vol.	High Press.
Jacket diameter Max.- Min.	6 1/2	5	7	5 1/2
Corresp. Working Pressure (measure)	2315	3912	2639	4274
	483@140	286@140	585@130	361@130

Observed Performance
Tests Dates

Pumps RPM during test
Engine during test

Pressure on stand pipe PSI
Measured GPM
GPM calculated ______ %ef. Vol.
Outpump HHP

**	Engines providing power to mud pump.

N°	Brand	Model	Continuous performance tested
by manufacturer at the speed stated by the
owner’s instruction manual
1	Catepillar	D-398	800 HP	a 1200 RPM
2	Catepillar	D-398	1060 HP	a 1200 RPM

Exhibit 1:
B.O.P. Assemblage

APPENDIX II: TECHNICAL APPENDIX
II.B – WELL COMPLETION AND WORKOVER AT THE GULF OF SAN JORGE
MANAGEMENT UNIT

SECTION 1: LOCATION OF THE WELLS.	Page 3

SECTION 2: PERFORMANCE OF THE WORKS.	Page 3

SECTION 3: TARIFFS.	Page 3

SECTION 4: COMPLETION AND WORKOVER METHODS AND PRACTICES.	Page 4

SECTION 5: INFORMATION RECORDING ON COMPLETION AND WORKOVER OPERATIONS.

SECTION 6: MATERIALS, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY DLS DURING THE COMPLETION AND WORKOVER OPERATIONS.	Page 5

SECTION 7: MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY PAE DURING THE COMPLETION AND WORKOVER OPERATIONS.	Page 10

SECTION 8: CONDITION OF THE EQUIPMENT – REPAIRS.	Page 15

SECTION 9: SITE – TRANSIT PERMIT.	Page 15

SECTION 10: MISCELLANEOUS LIABILITIES.	Page 16

SECTION 11: RELATIONSHIPS WITH DLS.	Page 17

SECTION 12: AMENDMENTS TO THE SCHEDULE.	Page 17

SECTION 13: RECORDING SYSTEM OF THE ALLIANCE.	Page 18

SECTION 14: CONFIDENTIAL INFORMATION.	Page 18

APPENDIX II: TECHNICAL APPENDIX
II.B – WELLS COMPLETION AND WORKOVER AT THE GULF OF SAN JORGE
MANAGEMENT UNIT
SECTION 1
LOCATION OF THE WELLS.
The sites designed and provided by PAE shall be located within the area of the Gulf of San Jorge Management Unit, which comprise the areas of Cerro Dragón, Anticlinal Grande and Anticlinal Funes corresponding to the North flange and Piedra Clavada and Koluel Kaike corresponding to the South flange.
SECTION 2
PERFORMANCE OF THE WORKS.
DLS shall begin and carry on the operations with due diligence and without improper delays or interruptions and shall perform such operations on the basis of a seven (7)-days-week and twenty four (24)-hours-working days.
If an unplanned interruption of the operations extends for a period exceeding 30 days, DLS shall provide a replacement; planned interruptions shall be communicated by DLS two months in advance.
In order to ensure the fulfillment of the technical requirements established in the present Appendix and maintain control over the processes affecting the standards of Quality and Safety set with respect to the contractual obligations, for the purposes of the Alliance, the Quality Plan (PG-AE-GC-02) is hereby implemented. This Quality Plan describes the way in which the requirements of the Agreement are fulfilled and contains the description of how operations are carried out, also referring to the applicable procedures and instructions to that effect.
SECTION 3
TARIFFS.
3.1	General provisions

PAE shall pay DLS for the services rendered on the basis of the tariffs defined herein below:

3.2	Waiting Hourly Rate (Stand By). (According to Appendix I – Prices)

When the continuance of the completion and workover works is delayed at PAE’s instruction due to the fact that PAE is waiting for instructions, materials, locations, roads, day light to carry out transports and other circumstances that do not constitute an event of force majeure or Act of God.

PAE may decide to put one or more pieces of equipment “on hold” and during such period DLS shall be paid the Waiting Hourly Rate. There are no time limitations with respect to “on hold” situations and the equipment may remain assembled on the well, on the Oilfield or at DLS’s yard while such situations remain.

3.3	Operation Hourly Rate. According to Appendix I – Prices.

This hourly rate shall apply per each working hour, or a fraction thereof, of the equipment working during the performance of workover or completion services in the well.

3.4	Climate Factor Rate. According to Appendix I – Prices.

This hourly rate shall apply when the working of the equipment is interrupted due to climatic reasons that prevent the ordinary performance of the operation.

3.5	Transport of Equipment Rate (along the same flange). According to Appendix I – Prices.

This rate comprises charges for transport and assemblage and dismantling of Completion equipment and its accessories between two locations within the same flange at a distance not exceeding 20Km.

3.6	Charge rate for distance in kilometers. According to Appendix I – Prices.

This rate shall apply for any distance in kilometers in excess of 20Km.

3.7	Transport of Equipment Rate (between the North and the South flanges). According to Appendix I – Prices.

This rate comprises charges for transport and assemblage and dismantling of Completion equipment and its accessories between two locations within different flanges.
SECTION 4
COMPLETION AND WORKOVER METHODS AND PRACTICES.
4.1	Due diligence.

DLS shall commence the works on the date indicated by PAE and shall continue to perform them with due diligence and care, in accordance with good oilfields practices, keeping the equipment in optimum working conditions and using competent personnel.

DLS shall employ all necessary care and diligence (in particular but not limited to, the closure of valves), in order to avoid contamination of the phreatic layers, the deterioration of the land, field, livestock, premises and, in general, in order to avoid damages to PAE and to third parties. The protection of the environment shall be governed by the ISO 14001 Environmental Management System, certified by PAE.

4.2	Required quality

With the exceptions necessary for the Gulf of San Jorge, the BP well operations policy shall apply.

PAE’s operation procedures and/or guidelines shall be used.

In the cases where there are no regulations in force, the minimum standards required are the ones established by the API recommendations.

Simulation schedules regarding fire, wildwell, environment and first aids shall be duly fulfilled and the results thereof shall be recorded and analyzed.

It is hereby agreed that the tools provided by DLS (test bridge plug and packer) shall be able to be set and work properly at least in three (3) occasions. In case the tools can be successfully set in less than 3 occasions, DLS shall be responsible of replacing such tools and for the time spent as a result, which shall be recorded in the field report as no charge (N/C).

4.3	Controlled tests

For the purpose of facilitating ongoing improvements to the completion and workover processes defined in the Agreement, changes in the methodology, introduction of technologies, change of practices, new mud formulas, etc. shall be carried out through Controlled Tests (according to the PG-AE-PF-01 procedure) and the results shall determine the adoption or rejection of the proposed changes.

4.5	Fire and blow outs prevention
a.	DLS shall use all possible means to control and avoid fires and blow outs and to protect the well. No fire shall be allowed within a 50 meter perimeter around the well. In case it was necessary to perform welding works on the equipment or in the surrounding area, an “authorization to perform hot working” from the representative in the Area (Team Leader).

b.	The B.O.P. shall be placed at the well head in the 5 1/2 ” or 7” pipe during all completion and workover operations and shall be kept in optimum working conditions. In this respect, DLS shall examine and test the working conditions of the B.O.P. valves and other equipment as provided for by the “BOP and Manifold Test – Environmental Management System IO 22.05” guidelines.

DLS shall perform well control simulations through well known procedures; simulations shall involve all working shifts and shall be carried out once for every well; the results shall be entered in the completion and workover records.
SECTION 5
INFORMATION RECORDING ON COMPLETION AND WORKOVER OPERATIONS.
DLS shall keep a “daily record of completion and workover operations” where all operations performed shall be entered. When perforated formations or layers are tested the following information and tasks shall be particularly carefully recorded on PCs and printers compatible with the DIMS:
a)	In swabbing tests
–	Depths of the tested interval

–	Number of swabbing strokes per hour

–	Fluids levels

–	Hourly production
b)	In surge tests
–	Hourly production

–	Nozzles used

–	Dynamic pressure

–	Static pressure

–	If gas wasburned

–	Gas sample (sample tube rack provided by PAE)
c)	Of the obtained fluid
–	Water, sediments and emulsion percentages.

–	Oil density.

–	Formation-water resistivity and pH

–	Temperatures at which the last two measurements were taken

–	Salinity measurement expressed as Sodium Chloride by titration with Silver Nitrate.

–	Concentration of potassium. The measuring kit shall be provided by PAE.
d)	When samples are collected:

In completions of wells or in those repairs where completion is expressly required, the produced fluid samples shall be preserved in brand new 10 liters polyethylene drums with double cups for better sealing, on which the following information shall be stated: identification of the well, hour and date on which the sample was produced, perforated intervals to which the sample corresponds. This information shall be written on container’s surface with indelible markers or equivalent method to avoid damage or loss of the identification. Samples shall be taken following the methodology (see Instructions IO 22.03) and the instructions expressly given by PAE’s Completion and Workover Department. (Drums and means of identification provided by PAE).
All data that may contribute to a better knowledge of the tested zones shall be recorded.
SECTION 6
MATERIALS, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY DLS DURING THE
COMPLETION AND WORKOVER OPERATIONS.

DLS shall provide the principal and auxiliary equipment necessary to comply with the working schedule. Likewise, PAE’s “Wells Operation and Drilling Policies” shall be observed where applicable.
PAE reserves the right to expressly accept an amount of equipment not strictly suitable to fulfill this condition according to its completion and workover program.
In addition, PAE requires at least the following:
–	Application of the “Technical and Basic Safety Rules for Drilling, Workover and Pulling Operations” (PG-AE-SE-03 Procedure) for the PAE-DLS Strategic Alliance.

–	Check list to verify the fulfillment of the PG-AE-SE-03 Procedure. (To be adapted in case it is necessary)

–	Dismantling, Transport and Assemblage of Tower Equipment Safety (PG-AE-SE-01 Procedure).

–	Trucks and hoisting elements Certification and Audit Procedure (IT-AE-TR-05).

–	Truck drivers shall work a maximum of 12 hours a day.

6.1	Completion and Workover Equipment.

–	To operate with 2 7/8”, 2 3/8” or 3 1/2” tubing up to 3,500 meters

–	Swabbing line necessary to operate to such depth.

–	The capstan shall have a reverse motion (do not use maneuver rope).

–	The equipment shall contain all the gear to work with 5,000 psi.

6.2	Injection system

–	Triplex pump apt for operating under the following operation conditions:

–	a) Normal completion equipment operations: discharge 80 GPM – pressure 3,000 psi.

–	b) Operations in wells with pressures exceeding 3,000 psi at the well head or that are defined as of possible high pressure: 80 GPM – pressure 5,000 psi.

6.3	B.O.P. and Test Shaft
6.3.1	– B.O.P. installation, service pressure API 3,000 psi:
–	two valves or one double valve with two sets of rams, one of blind rams and one for the tubing in use. B.O.P. shall be assembled according to PAE’s specifications.

–	Annular preventor.

–	B.O.P. adapter flange

–	Hydraulic operation system of the B.O.P. with independent pressure accumulator and remote controls from the stations, one of which at least over 15 meters away from the equipment.
6.3.2	Test tree for 3,000 psi working pressure with maneuvering valve, manifold and lines for 3,000 psi working pressure. The swab cup assembly shall have a swabbing rod automatic trap.

When working with wells at pressures exceeding 3,000 psi at the well head or that are defined as possibly high pressure wells, a test tree shall be used for 5,000 psi with maneuvering valve and lines for 5,000 psi working pressure. The swab cup assembly shall have a swabbing rod automatic trap.

6.4	Auxiliary equipment.
–	Hydraulic or pneumatic tongs for tubing of 2 7/8”, 2 3/8” and 3 1/2”.

–	Automatic slips, elevators and manual slipsfor the above referred tubing.

–	Hydraulic or pneumatic tong for pumping rods 3/4””, 7/8” and 1”.

–	Elevator, slipsand manual wrenches for the referred rods.

–	Valve and reductions of 3” for 3,000 psi working pressure to close the borehole in use, 2 3/8”, 2 7/8” and 3 1/2” or 5,000 psi as the case may be.
6.5	Swabbing Equipment.
–	Hydraulic economizer for swabbing line and its packings.

–	Swabbing rods of 1 1/2”

–	Swab cup holder

–	Rubber-cupped seals and line and rods economizers

6.6	Laboratory Tools and Equipment
–	M. Decker type weight recorder.

–	Pressure gage in mud circuit.

–	Set of nozzles and nozzles holders for gas surge test.

–	Centrifugal sample separator.

–	Sample tubes heater.

–	Resistivity meter.

–	Injection Mud balance, pH testing paper, thermometers, test tubes.

–	API Density meters.

–	Titration kit for Potassium and Nitrates.
6.7	In Fishing Tools

(which shall be available at the Operations Base at all times)
–	Hydraulic and mechanic bumper jars.

–	Series 150 and 70 overshots for tubings and O’Bannon for rods in use (as many as necessary).

–	Center spears for tubings in use

–	Adapters and reductions that may be necessary.

–	5 1/2” – 7” printers.

–	Taper taps.

–	Core bits — Mills

–	3 1/2” – 4 3/4”, drill collars 4 jts. of each of them with their respective substitutes and clamps.
6.8	Well Tools
–	5 1/2” and 7” junk baskets for casing.

–	Casing scrapers for 5 1/2” and 7”.

–	Conventional recoverable plugs and packers for 5 1/2” and 7” to perform test, cementing and stimulation works.

–	5 1/2” and 7” open hole packers. (Eventual use to be invoiced according to the Price List).

–	5 1/2” and 7” tension packers.

–	2 3/8”, 2 7/8”, 3 1/2” tubing calipers according to PAE requirements.
6.9	Assorted Material and Equipment at the Site
Anti-explosive fluorescent lighting.

Internal and external calipers for 2 3/8”, 2 7/8” and 3 1/2” tubings.

Assorted tools.

Fresh water tank of 30 m3 minimum capacity.

Catwalk with pipe racks for tubing.

Cloths to cover mud and cementing material.

Office-bedroom Trailer with two (2) beds, fully-equipped kitchen and bathroom with heating and cooling system for inspection independent from the rest of the trailers.

Crew trailer with changing room and lab space.

Both trailers shall have electric heating.

2 3/8”, 2 7/8” and 3 1/2” SNAP ON type rubber protectors for tubing thread similar to the ones used to jacket casing.
During the term of the present contract PAE shall recognize 30 minutes per day up to a maximum of twelve hours per month for maintenance works. According to strategies to be defined by DLS Maintenance department.

6.10	Consumption material

All supplies necessary for the maintenance of DLS equipment in good operating conditions.

6.11	Transport
–	The following transport procedures and guidelines agreed under the scope of the Alliance shall be applied:
–	“Tower equipment Dismantling, Transport and Assemblage Safety procedure” (PG-AE-SE-01).

–	“Transport personnel effectively worked hours control” (IT-AE-TR-01).

–	“Road machinery support” (IT-AE-TR-03).

–	“Transport units control list” (IT-AE-TR-03)

–	“Drivers authorization” (IT-AE-TR-04)
–	All transport of DLS equipment to the area of the Agreement, transport between sites and removal of equipment at the termination of the Agreement.

–	In case roads are in bad conditions, PAE shall assist DLS in carrying out the transport.

–	All transport of DLS materials and personnel necessary for the operations.
6.12	Personnel and Camp

Personnel shall comply with sections 4.1, 10.2 and 14 of this Appendix and furthermore:
–	Working days shall be divided into 8 (eight) or 12 (twelve) hour shifts. 12 x 12 regimes are not allowed (12 hours rest x 12 hours work).

–	Camps to host personnel within the area of the Agreement are not allowed.
6.13	Communications
–	DLS shall maintain permanent radio contact between the completion and workover teams and PAE’s camp at Cerro Dragón. PAE shall provide voice and data communication among the Completion and Workover teams.

–	DLS shall comply with the following procedures for data use and entry on DIMS once such system is implemented:

–	“DIMS operation procedure” (for completion) “Data quality control and handling of information” (for completion)

–	“Mandatory reports to be entered on DIMS” (for completion)

–	Intercom for risk areas between the engine driver and the derrickman at the racking platform and two (2) Walkie Talkie units for risk areas available for the Team. The equipment are owned by PAE and shall be maintained by DLS.
6.14	Safety gear and working clothes.
–	Safety glasses for all personnel.

–	Ear protectors to use at all places where noise level exceeds 85 decibels.

–	In vehicles or fixed premises, personnel shall wear the gear prescribed by the corresponding Safety Regulations.

–	Electronic speed recorder in vehicles (digital speed meter)

–	In addition, all other gear required by legal regulations in force

–	SH2 continuous monitoring detector and self-contained breathing apparatus (quantity depending on commitment undertaken or request made to DLS).
6.15	Fire equipment.
a.	Three dry chemical powder ABC type, potassium base, fire trucks of 100 Kg. capacity or three dry chemical powder fire trucks of 70 Kg. capacity.

b.	Six dry chemical powder ABC type, potassium base, manual extinguishers of 10 Kg. capacity or six dry chemical powder manual extinguishers of 7 Kg. capacity.

c.	All the equipment described in a. and b. above shall be nitrogen pressurized and have a pressure control gauge.

d.	Two carbon dioxide extinguishers of 5 Kg. capacity each.

e.	The equipment shall be placed at strategic places. The trucks shall not be over 20 meters away from the drilling equipment.

f.	In addition, all other equipment required by legal regulations in force.

g.	The team shall hold safety meetings once a week (each shift) during shifts change.
6.16	Fire prevention and surge control training.

During the drilling of a well, different shifts of personnel shall be trained on fire prevention, as provided for by the simulation plan. Written records of the dates and training issues shall be kept.
6.17	Electric safety equipment.
–	Stakes.

–	Explosion proof electric installation.

–	In addition, all other equipment required by legal regulations in force.

6.18	First Aid Equipment.
–	Medicine cabinet with the items necessary to provide immediate aid.

–	Stretcher to carry injured persons (foldable in halves).

–	In addition, all other equipment required by legal regulations in force.
6.19	Training in and correct use of the STOP Safety system.

6.20	Compliance with API-Spec.8A Rule (Maintenance and inspection of the hoisting equipment).

6.21	Updated certificates of Wells’ Control Courses, Supervisor level, for Team Leaders, Shift Heads and Mud Engineers. Wells’ Control Courses, Basic level, for Drillers and Derrickmen.
SECTION 7
MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY PAE
DURING THE COMPLETION AND WORKOVER OPERATIONS.
7.1	Services
–	Wire line service, including indication of the free point and breakout. In case of fishing attributable to DLS, DLS shall provide such services at its own cost.

–	Fracturation and acidification with the necessary tools.

–	Fishing tools. In case of fishing attributable to DLS, DLS shall provide such services at its own cost.
7.2	Consumption materials

PAE shall provide the following materials at the well:
–	Drill bits, core bits and mills.

–	Cement

–	Fracturing sand

–	Completion fluids materials and additives

–	Water

–	Tubing grease
7.3	Well materials.

PAE shall provide the following materials at the well:
–	Tubing

–	Pumping rods and pumps.

–	Re-drillable retainers and plugs.

–	Any other material that normal activities at the well may require.
7.4	Surface works.

PAE shall provide the following surface works at the well.
–	Site with anchorage for the equipment. (“Site Construction Procedure” PG-AE-FA-01)

–	Access roads

–	Containers for wastes and fluids.
SECTION 8
CONDITION OF THE EQUIPMENT – REPAIRS.
8.1	Condition of the Equipment.

Drilling equipment availability, reliability and servicing indexes shall be kept; interruptions to the service due technical failures or programmed maintenance works shall also be recorded. (PG-AE-MA-01 “Equipment failure analysis”).

8.2	Repairs.

During operation DLS shall perform its equipment maintenance in order for them to carry out their functions without wasting time. DLS shall perform all repairs immediately and at its own expense and risk.

8.3	Suspension of the Works.

In case deficiencies in the equipment that cause unnecessary delays in the works are identified, the company may suspend the works and such suspension shall create no obligations. Deficiencies involving risks to the personnel shall also cause suspension at no cost.
SECTION 9
SITE – TRANSIT PERMIT.
PAE shall produce the access, exit and permanence permits to, from and in the area of location of the well for the performance of all the works included in these bidding terms. In case of impossibility to obtain such permits or in case such permits are subject to restrictions or limitations, PAE shall give DLS immediate written notice. Time lost by DLS as a result shall be compensated at the Waiting Hour tariff.
SECTION 10
MISCELLANEOUS LIABILITIES.
10.1	Responsibility for Damages or Losses to the Equipment.
10.1.1	DLS surface equipment.

DLS shall be responsible at all time for damages or losses to its surface equipment, tools, machinery and utensils, whatever the time or way in which the damage is caused and PAE shall in no way be responsible for reimbursing DLS.

10.1.2	DLS equipment in the Well.

PAE shall be responsible for damages to or destruction of DLS equipment in the well, except in case they are not attributable to negligence or equipment failure by DLS.
10.2	Materials Provided by PAE.

DLS agrees to carefully inspect all the materials and equipment provided by PAE and to notify PAE in writing about any apparent defects found, in the way and within the timeframe necessary for PAE to be able to replace such defective materials or equipment. Failure by DLS to give notice the materials and equipment shall be deemed free of apparent defects.

DLS shall be responsible for the materials, equipment and all other items provided by PAE, and shall keep them in good condition in order to return them or respond for them as the case may be. While in DLS’s possession, such elements shall be deemed under DLS’s custody.
SECTION 11
RELATIONSHIPS WITH DLS.
11.1	The creation of an alliance between PAE and DLS may lead to the development of new relationships based on mutual trust, the sharing of operation information and, above all, it may raise both companies awareness on the need to insure their personnel and goods, to preserve the environment and to constantly improve themselves for the benefit of the companies and personnel involved.

11.2	Both companies shall share all the operation information related to the activities of the Alliance. This information may be transmitted or accessed through common databases to which access shall be granted via authorizations or passwords.

11.3	Each company organizing a technical training activity involving the interests of the Alliance shall invite representatives of the other company to attend.

11.4	For the purposes of training of personnel and prior agreement and scheduling, any company may assign its own personnel specific tasks to be performed at the other company.

11.5	Both companies undertake to systematically analyze the performance of the Alliance in order to benefit from its achievements and prevent possible errors.
SECTION 12
AMENDMENTS TO THE SCHEDULE.
DLS shall perform the works and operations in accordance with the schedule provided by PAE and with the programs prepared by the Completion and Workover Engineering Department. Such programs may be amended in reasonable ways and timeframes and, in such case, such amendments shall be approved by PAE’s completion and workover supervisor.
SECTION 13
RECORDING SYSTEM OF THE ALLIANCE.
The Alliance records system shall be composed of the DLS Quality Management System, the PAE Environmental Management System, the PAE Safety Management System and the procedures and guidelines prepared under the scope of the Alliance.
This system takes into consideration the preparation of special documentation for this Agreement in particular. The operation procedures that require to be reviewed and that fall within the scope of the PAE/DLS Alliance shall be jointly considered by both Companies. The preparation of the same shall be subject to the “Preparation of the Procedures Created under the Scope of the PAE-DLS Alliance” procedure (PG-AE-GC-01).
In case of conflict between the latter and PAE’s and DLS’s own procedures, the Alliance procedures shall prevail.
The procedures and guidelines describe the records created and provide objective guarantee and evidence that the required quality and safety standards were met and that the quality system has been properly put in practice.
SECTION 14: CONFIDENTIAL INFORMATION.
Any data or information deriving from or related to the drilling operations and other oil activity in the area, of whatever kind or nature, shall be treated by the parties as strictly confidential. The contents of such information shall under no circumstances be revealed to third parties, either in whole or in part. The same obligation applies to the parties employees, subcontractors and their employees and any other individual or entity related to the parties.

APPENDIX II: TECHNICAL APPENDIX
II.C – WELL PULLING RIG SERVICE AT THE GULF OF SAN JORGE
MANAGEMENT UNIT

SECTION 1: LOCATION OF THE WELLS.	Page 2

SECTION 2: PERFORMANCE OF THE WORKS.	Page 2

SECTION 3: TARIFFS.	Page 2

SECTION 4: COMPLETION AND WORKOVER METHODS AND PRACTICES.	Page 3

SECTION 5: INFORMATION RECORDING ON COMPLETION AND WORKOVER OPERATIONS.

SECTION 6: MATERIALS, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY DLS DURING THE COMPLETION AND WORKOVER OPERATIONS.	Page 6

SECTION 7: MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY PAE DURING THE COMPLETION AND WORKOVER OPERATIONS.	Page 14

SECTION 8: CONDITION OF THE EQUIPMENT – REPAIRS.	Page 15

SECTION 9: SITE – TRANSIT PERMIT.	Page 15

SECTION 10: MISCELLANEOUS LIABILITIES.	Page 16

SECTION 11: RELATIONSHIPS WITH DLS.	Page 16

SECTION 12: RECORDING SYSTEM OF THE ALLIANCE.	Page 17

SECTION 13: CONFIDENTIAL INFORMATION.	Page 17

APPENDIX II: TECHNICAL APPENDIX
II.C – WELL PULLING RIG SERVICE AT THE GULF OF SAN JORGE
MANAGEMENT UNIT
SECTION 1
LOCATION OF THE WELLS.
The sites designed and provided by PAE shall be located within the area of the Gulf of San Jorge Management Unit, which comprise the areas of Cerro Dragón, Anticlinal Grande and Anticlinal Funes corresponding to the North flange and Piedra Clavada and Koluel Kaike corresponding to the South flange.
SECTION 2
PERFORMANCE OF THE WORKS.
DLS shall begin and carry on the operations with due diligence and without improper delays or interruptions and shall perform such operations on the basis of a seven (7)-days-week and twenty four (24)-hours-working days.
If an unplanned interruption of the operations extends for a period exceeding 30 days, DLS shall provide a replacement; planned interruptions shall be communicated by DLS two months in advance.
In order to ensure the fulfillment of the technical requirements established in the present Appendix and maintain control over the processes affecting the standards of Quality and Safety set with respect to the contractual obligations, for the purposes of the Alliance, the Quality Plan (PG-AE-GC-02) is hereby implemented. This Quality Plan describes the way in which the requirements of the Agreement are fulfilled and contains the description of how operations are carried out, also _deferring to the applicable procedures and instructions to that effect.
SECTION 3
TARIFFS.
3.1	General provisions

PAE shall pay DLS for the services rendered by using light or heavy pulling equipment on the basis of the tariffs defined herein below:

3.2	Waiting Hourly Rate.

This rate shall be applied to all operations performed at the well when the pulling unit is idle , which may occur in situations such as: waiting for day light to perform transport activities, waiting for the site with all personnel ready at the site, waiting for a work order, change of site during DTM, waiting or operating service companies,

According to Appendix I — Prices

3.3	Operation Hourly Rate.

This hourly rate shall be applied to all operations performed with the equipment and all of the personnel.

According to Appendix I – Prices.

3.4	Climate Factor Rate.

This hourly rate shall be applied in case of strong winds, snow or heavy rain.

According to Appendix I – Prices.

3.5	Transport of Equipment Rate (along the same flange). According to Appendix I – Prices.

This rate comprises charges for transport and assemblage and dismantling of the pulling unit and its accessories between two locations within the same flange at a distance not exceeding 20Km.

3.6	Charge rate for distance in kilometers. According to Appendix I – Prices.

This rate shall apply for any distance in kilometers in excess of 20Km.

3.7	Transport of Equipment Rate (between the North and the South flanges). According to Appendix I – Prices.

This rate comprises charges for transport and assemblage and dismantling of the pulling unit and its accessories between two locations within different flanges.
SECTION 4
PULLING RIG SERVICE METHODS AND PRACTICES.
4.1	Due diligence.

DLS shall commence the works on the date indicated by PAE and shall continue to perform them with due diligence and care, in accordance with good oilfields practices, keeping the equipment in optimum working conditions and using competent personnel.

DLS shall employ all necessary care and diligence (in particular but not limited to, the closure of valves), in order to avoid contamination of the phreatic layers, the deterioration of the land, field, livestock, premises and, in general, in order to avoid damages to PAE and to third parties. The protection of the environment shall be governed by the ISO 14001 Environmental Management System, certified by PAE.

4.2	Required quality

During the performance of the works DLS shall comply with the provisions of PAE’s “Pulling intervention Program” as set forth by the PG-AE-TP-01 procedure.
For all operations involving the handling of rods the “Handling of rods” guidelines (IT-AE-TP-04) shall apply.

Operations

Prior to transporting to a well Pan American supervisor shall deliver to DLS the intervention program.

DLS shall inspect the roads, site and anchor of the well to be intervened in order to verify the normal development of the transport.

The contractor shall issue the operation reports in three copies and shall provide detail on each maneuver taking longer than 15 minutes; this information shall be updated and available for the team at all times. At midnight the information shall be delivered to the Pulling Coordination office at Cerro Dragón.

Pan American shall have 2 (two) working days to amend such reports and return them to DLS duly approved stating the charges corresponding to the contractor.

DLS shall be responsible for checking all the materials located at the site against the work order and for immediately giving Pan American Energy supervisor notice of any irregularity or missing materials, if any.

4.3	Fire and blow outs prevention
a.	DLS shall use all possible means to control and avoid fires and blow outs and to protect the well. No fire shall be allowed within a 50 meter perimeter around the well. In case it was necessary to perform welding works on the equipment or in the surrounding area, an “authorization to perform hot working” from the representative in the Area (Team Leader).

b.	Prior to commencing operations involving tubing movements, the B.O.P. shall be properly installed with bolts at the well head and it shall be kept in optimum working conditions. In this respect, DLS shall examine and test the working conditions of the

B.O.P. valves and other equipment following each assemblage and it shall record the results of such tests in the register book. DLS shall perform well control simulations through well known procedures and the results shall be entered in the Pulling reports.

c.	B.O.P. Tests

– The equipment B.O.P. shall be tested at least once a month with 2,000 psi. There shall be a record where the date, well, testing pressure, name of the attending supervisor as well as any detected anomaly shall be recorded. There shall be 2 3/8”, 2 7/8” and 3 1/2” RAMS.
4.4	Operation Standard Times

PULL OUT RODS (SINGLE)	45 Rods / Hour

PULL OUT RODS (DOUBLE)	90 Rods / Hour

RUN IN RODS (SINGLE) with cleaning and torque	40 Rods / Hour

RUN IN RODS (SINGLE) with cleaning and double torque included	30 Rods / Hour

RUN IN RODS (SINGLE) with cleaning and without torque	45 Rods / Hour

RUN IN RODS (DOUBLE) with cleaning and torque included	80 Rods / Hour

RUN IN RODS (DOUBLE) to fish with cleaning and without torque	100 Rods / Hour

PULL OUT TUBING (SINGLE)	35 Tubing / Hour

PULL OUT TUBING (DOUBLE) Measuring.	70 Tubing / Hour

PULL OUT TUBING (DOUBLE)	80 Tubing / Hour

RUN IN TUBING (SINGLE) Washing, measuring and calibrating	30 Tubing / Hour

RUN IN TUBING (SINGLE)	35 Tubing / Hour

RUN IN TUBING (DOUBLE) Washing, measuring and calibrating	55 Tubing / Hour

RUN IN TUBING (DOUBLE)	75 Tubing / Hour

BOP ASSEMBLING OR DISMANTLING	1 hour

RUN IN TUBING (DOUBLE) CLAMPING CABLE	28 Tubing per hour
4.5 Liabilities
The ISO 14001 Environmental Management System certified by PAE shall be applicable. DLS shall clean oil and other fluids spills and repair the damages caused at the site during operations in a well, provided however such damages are attributable to DLS. The contractor shall employ special care with respect to countryside gates and shall also avoid water contamination and damage to the land, fences, livestock or any other property, owned either by third parties or by Pan American and shall, at its own cost and expense, repair all damages caused by reasons attributable to its personnel or subcontractors.
The inspection, supervision or presence of one or more supervisors of Pan American shall not exempt the contractor from its responsibilities and obligations.
The contractor shall cause Pan American operation and safety rules to be fulfilled by any person accessing the site where the pulling equipment is in operation. In addition, the team’s personnel shall have all the safety items in optimum conditions.
SECTION 5
INFORMATION RECORDING ON COMPLETION AND WORKOVER OPERATIONS.
DLS shall keep a “daily record of pulling operations” according to the (PG-09-DO-02) procedure, where all operations performed shall be entered, (PE-09-DO-02/03A2) register. This register shall be deliver to PAE Pulling Coordinator on a daily basis.
All the information shall be entered in a PC in order for it to be available in digital version (Diskette) or CD.
SECTION 6
MATERIALS, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY DLS DURING THE PULLING RIG OPERATIONS.
DLS shall provide the principal and auxiliary equipment necessary to comply with the working schedule.
Likewise, PAE’s “Wells Operation and Drilling Policies” shall be observed where applicable.
PAE reserves the right to expressly accept an amount of equipment not strictly suitable to fulfill this condition according to its pulling program.
In addition, PAE requires at least the following:
–	Application of the “Technical and Basic Safety Rules for Drilling, Workover and Pulling Operations” (PG-AE-SE-03 Procedure) for the PAE-DLS Strategic Alliance.

–	Check list to verify the fulfillment of the PG-AE-SE-03 Procedure. (To be adapted in case it is necessary)

–	Dismantling, Transport and Assemblage of Tower Equipment Safety (PG-AE-SE-01 Procedure). (To be adapted in case it is necessary)

–	Trucks and hoisting elements Certification and Audit Procedure (IT-AE-TR-05). (To be adapted in case it is necessary).
6.1 Equipment description

Drawworks
Double Drum: 200 / 300 HP
     Capacities
Hoisting capacity: 75 TN
Maximum Working weight: 90,000 Lbs.
Wind resistance against chute at the tower: 100 Km/hour
Swabbing Drum: 3,500 Mts.
     Mast
Type: Structural
Height: 96’ – 98
Capacity: 140,000 – 180,000 Lbs.
Safety Device: Safety mechanism for Hoisting Gear course
     Hoisting Gear
Capacity: 75 TN
Pulleys: 3 x 20”.
     Rod Elevator
To be used for rods of: “– 3/4” – 7/8” – 1”
Work capacity 25 TN.
Maximum capacity 40 TN.
     Rod Wrench
Type B.J. – Mark V
For rods of: – 3/4 “ – 7/8” – 1”
     Tubing
Type: Foster
For tubing of: 2 3/8” – 2 7/8” – 3 1/2 ”
Surge Prevention
B.O.P.
Type: Double
Closures: In whole and in part 2 3/8” – 2 7/8” – 3 1/2 ”
Interior passage: 7 1/16”
Maximum work pressure: 3,000 psi.
Maximum proof pressure: 5,000 psi.
B.O.P. for rods
Hook for hanging pulleys to operate electric-submersible pumps (E.S.P.)
Power station 20 KW
Lighting

Type Explosion proof
Minimum luminosity 84 lux
     Capstan
Type: Hydraulic
Maximum capacity 1,500 Kg
Cable 1/2 “
Untwister Bearing
- Capstan (do not use catline)
- All gear must be equipped to work with 3,000 psi.
6.2	Tools available in each equipment
1 Rod stripper with line and 2” x 2,000 psi valve
1 High pressure 2” hose (2,000 psi) FOR DRAINING
1 Torquimeter to adjust rod clamp
1 Clamp puller to elevate oil well pump
2 24” Stillson wrench
2 36” Stillson wrench
1 48” Stillson wrench
1 12” Screw wrench
1 18” Screw wrench
1 48” Chain wrench
1 Friction wrench for coupling 1” rod
1 Friction wrench for coupling 7/8” rod
1 Friction wrench for coupling 3/4” rod
20 m measuring tape
1 3 1/2” x 2” Reduction
1 2 7/8” x 2” Reduction
1 2 3/8” x 2” Reduction
1 2” 3,000 psi balanced plug valve
1 large-sized bronze hammer
1 medium-sized bronze hammer
4 manual 1.5m long valve wheel wrench to close the B.O.P. (with their corresponding supports)
1 rod cleaning torch with an R5 type 30m long 1/4” hose
1 Wax chiller (corkscrew type) and/or hinge valve for 2 3/8” and 2 7/8” Tbg.
6 Rod frames
3 Small-sized frames for production rod
1 1” rod with cut pin to use for maneuvers
1 1” lump with cut pin to use for maneuvers
1 2 7/8” x 10’ N-80 nipple to use for maneuvers
1 2 7/8” perforated nipple to use in swabbing
1 Iron brush
2 Shovels
2 Pickaxes
1 Barrow
1 External and internal compass set
1 Caliper
1 Iron rule
1 Leveling instrument
1 Board for small-sized tools
1 Norris type well head adaptor
1 Cameron type well head adaptor
1 Danco type 2,000 psi well head adaptor
1 Danco type 3,000 psi well head adaptor
1 Electric-submersible well head adaptor

1 3,000 psi threaded adaptor, 7” Cgs. with dowel pins and 1” x 7” nuts for perforating
1 Flanged adaptor for 3,000 to 2,000 psi Cameron well head
1 Stafing-box adaptor
1 ex-YPF well head adaptor
2 3/4” – 7/8” – 1” rod elevators
1 2 3/8” tubing elevator
1 2 7/8” tubing elevator
1 3 1/2” tubing elevator
1 2 3/8” – 2 7/8” – 3 1/2” manual slips set for tubing
1 2 3/8” – 2 7/8” – 3 1/2” pneumatic slips set for tubing
1 Weight indicator (Type: Martin Decker)
1 5/8” to 1” Overshot for pin coupilng and rod body
1 1 1/4” and 1 1/2” rod overshot
1 rod and oil well pump head
1 2” overshot to fish 3/4” bodies
1 large-oversized overshot to fish 3/4” – 7/8” – 1” outworn sockets
1 Overshot to fish coupling and 2 3/8” 2 7/8” tubing body
3 1/2” fishing bell socket to run in 5 1/2” and 7” casing
1 Jeronimo
1 Safeguarding
2 Safety belts for the derrickman
2 Beacons to put on the wind guy line at the access to the site
1 6 Road safety cone set to signal guy lines
1 puller set to lower and pull well head wedges
1 Tbg. tester with equalizing valve Torpedo type
1 Cup tester integral
1 B.O.P. valve of 3,000 psi side rods with 2” x 3,000 psi valve
1 Safety tape roll or 50m red and white or fluorescent orange plastic chain
6 10Kg fire extinguishes ABC type
1 Swabbing rod with weak cutting point for 12,000 Lbs.
1 2 7/8” Lubricant for the swabbing rod with its corresponding wet tree for 3,000 psi
Heavy pulling equipment shall have rotary head, pit and injection pump
Mud system
–	Triplex pump apt for operating under the following operation conditions:
a)	Normal completion equipment operations: discharge 80 GPM – pressure 3,000 psi.

b)	17 m3 metal pit

c)	Rotary head
6.3	Other Work Conditions and Requirements
6.3.1 B.O.P. installation, service pressure API 3,000 psi: — Two valves or one double valve with two sets of rams, one of blind rams and one for the tubing in use. — B.O.P. adapter flange
6.3.2 Test tree for 3,000 psi working pressure with maneuvering valve, manifold and lines for 3,000 psi working pressure.
All equipment shall be inspected by Pan American Energy supervision before being entered into the area and authorization for such equipment to start operating shall be previously granted. Only equipment authorized by Pan American Energy may operate; in case of equipment replacement a new inspection shall be required.
A file containing all equipment technical data, including tools, overshots and their corresponding entry dates, date of last repair, inspection date, maintenance and replacement date shall be kept; this data shall be magnetically certified.
The rig shall keep another file for the purpose of controlling the amount of tons-miles for which the hoisting gear cable is used keeping record of the measurements and cuts performed thereon.
Regarding the swab cable, records shall be kept on the number of meters left in the drum, the reasons for the cuts thereon, the number of meters cut and the number of meters left.

The trailer for the rig shall be of the office type and shall be mounted on a 2 shaft chasis, shall have an office space for the supervisor and a dinning space for the personnel, with a table and an electric stove, plus an electric heating system suited to the winter climate in the operation area.
Drinking water supply.
Vehicles entering the site shall be parked outside the boundaries set the safety chain, which shall go beyond the line between the anchors.
The contractor’s equipment shall have 4 or 5 supports on the sides to carry four 1” rods for the replacements during fishing and hooking operations.
6.4	Auxiliary equipment.
–	Hydraulic or pneumatic tongs for tubing of 2 7/8”, 2 3/8” and 3 1/2” calibrated according to DLS calibration procedure.

–	Automatic slips, elevators and manual slips for the above referred tubing.

–	Hydraulic or pneumatic tongs for pumping rods 3/4””, 7/8” and 1” calibrated according to DLS calibration procedure.

–	Elevator, slips and manual wrenches for the referred rods.

–	Valve and reductions of 2” for 3,000 psi working pressure to close the borehole in use, 2 3/8”, 2 7/8” and 3 1/2”.
The headwell adaptors to the B.O.P., pipe testers with pressure Equalizing systems (as requested by Pan American), swab cups and rod stripper rubber seals are included among the elements to be provided by the contractor. The sealing grease for tubing and lubricant for rods shall be provided by Pan American.
The contractor shall have regular tools for the purpose of fishing the right hand thread tubing (API version) type, the 4 9/16” diameter, Series 150 Overshot type (Exterior Overshots) with 5 1/2” and 7” guides, in order to fish pin, body, upset and 2 3/8”, 2 7/8” and 3 1/2” coupling; in addition the contractor shall have an interior tubing overshot of the 4 9/16” diameter Center Spear type for 2 3/8”, 2 7/8” and 3 1/2” interior tubing fishing, with 5 1/2” and 7” guides. The contractor shall also provide printers, substitutes and reductions for all types of overshots.
The equipment shall include all the necessary elements in order to operate with electric-submersible pumps.
6.5	Swabbing Equipment.
–	Hydraulic stripper for swabbing line and its packings.

–	Swabbing rods of 1 1/2”

–	Swab cup holder

–	Rubber-cupped seals and line and rods strippers
6.6	Laboratory Tools and Equipment
–	M. Decker type weight recorder.

–	Pressure gage in mud circuit.
6.6	In Fishing Tools (which shall be available at the Operations Base at all times)
–	Series 150 and 70 overshots for tubings and O’Bannon for rods in use (as many as necessary).

–	Center spears for tubings in use

–	Adapters and reductions that may be necessary.

–	5 1/2” – 7” printers.

–	Taper taps.
6.7	Well Tools
–	Casing scrapers for 5 1/2” and 7”.

–	2 3/8”, 2 7/8”, 3 1/2” tubing calipers according to PAE requirements.
6.8	Assorted Material and Equipment at the Site
Anti-explosive fluorescent lighting.

Assorted tools.
6.9	Consumption material

All supplies necessary for the maintenance of DLS equipment in good operating conditions.

6.10	Transport

–	The following transport procedures and guidelines agreed under the scope of the Alliance shall be applied:
–	“Tower equipment Dismantling, Transport and Assemblage Safety procedure” (PG-AE-SE-01). (To be adapted in case it is necessary)

–	“Road machinery support” (IT-AE-TR-03). (To be adapted in case it is necessary)

–	All transport of DLS equipment to the area of the Agreement, transport between sites and removal of equipment at the termination of the Agreement.

–	In case roads are in bad conditions, PAE shall assist DLS in carrying out the transport.

–	All transport of DLS materials and personnel necessary for the operations.
6.11	Personnel and Camp

Personnel shall comply with sections 4.1, 10.2 and 13 of this Appendix and furthermore:
–	Working days shall be divided into 8 (eight) or 12 (twelve) hour shifts. 12 x 12 regimes are not allowed (12 hours rest x 12 hours work).

–	Camps to host personnel within the area of the Agreement are not allowed.
Personnel:
The team shall have a tourpusher or pulling supervisor, one driller, one derrickman and two floormenat the wellhead.
In addition the team shall have a Field Supervisor, who shall be in charge of a minimum of 1 (one) and a maximum of 5 (five) teams operating at the Pan American area; his duties shall be to supervise the pulling units and keep the Pan American supervision department informed about all news and maneuvers performed by the pulling teams. The Field Supervisor shall work at the field from Monday to Friday from 8am to 5pm and be responsible for the pulling unit special works such as: tubing fishing, non-routine maneuvers at the well, injection wells, perforations, bottom cleaning with special tools, etc. and shall remain in the rig during the performance of such operations.
The transport of personnel, equipment, tools, accessories, fuel and lubricants shall be carried out the contractor’s own risk and expense.
6.12 Communications
Each rig shall have a radio-communication equipment, able to establish contact with all of the Pan American area and maintain such communication permanently and efficiently 24 hours a day. This system shall be connected to Pan American’s system in order for news and maneuvers performed to be reported. In addition the Field Supervisor shall have a similar equipment on his vehicle. The contractor shall place a similar equipment at its base in order to ensure the means of communication.
6.13 Safety, Health and Environment
No alcoholic beverages or fire arms shall be allowed and no timber picking shall be allowed at the area operated by Pan American.
Vehicles, equipment and machinery. Vehicles for transporting personnel and light cargo shall not be over 5 years old models: automobiles, pick up and small trucks similar to an F-350. Heavy cargo vehicles, buses and trucks shall not be over 10 years old models and shall be in perfect use and safety conditions. All vehicles shall bear the contracting company logo and the vehicle’s internal number at a visible place (at least on the four sides) and any other plate or identification item issued by Pan American.
Specific personal protection equipment: Pirosalva, safeguarding, harness for derrickman with double life line and one retractable line.
Pulling equipment transport: pulling equipment may not be transported along national or provincial roads during night time. Pan American has sufficient secondary roads in order to transport equipment throughout all the oilfield. The crossing of such roads shall be allowed provided beacons are placed while crossing the equipment. In case a piece of equipment is being transported and the night falls, the vehicle shall leave the road, place beacons to identify the equipment and wait until day light in order to carry on.
6.14 Fire equipment and SH2 inhalation prevention.

SH2 and explosive mixtures continuous monitoring to work at areas where the presence of SH2 or gas has been detected.
Self-contained breathing apparatus (30 minutes) to work at areas where SH2 has been detected (equipment for 5 persons to be used by any of the 6 pulling teams).
Extinguishers: a total of 110 Kg dry powder, apt for Class B and C fires (2 fire trucks 25 kg capacity and 6 extinguishers 10 kg capacity).
6.15	Fire prevention and surge control training.

During the pulling operations in a well, different shifts of personnel shall be trained on fire prevention, as provided for by the simulation plan. Written records of the dates and training issues shall be kept.

6.16	Electric safety equipment.

Electric equipment shall be explosion proof, shall have a safety-break switch on the switchboard and in the team’s trailer. Equipment engines shall have flame arresters and/or a device that prevents engine acceleration when working in a gaseous atmosphere. The minimum luminosity at the main places (such as wellhead) shall be 84 lux.
–	Stakes.
6.17	First Aid Equipment.
–	Medicine cabinet with the items necessary to provide immediate aid.

–	Stretcher to carry injured persons (foldable).

–	In addition, all other equipment required by legal regulations in force.

–	Independent eye-washing station equipped with sterile liquids.

–	Safety glasses washing station.
6.18	Training in and correct use of the STOP Safety system.

6.19	Compliance with API-Spec.8A Rule (Maintenance and inspection of the hoisting equipment).

6.20	Updated certificates of Wells’ Control Courses, Supervisor level, for Team Leaders, Shift Heads and Mud Engineers. Wells’ Control Courses, Basic level, for Drillers and Derrickmen.
SECTION 7
MATERIALS, SUPPLIES, EQUIPMENT, SERVICES, PERSONNEL, ETC. PROVIDED BY PAE
DURING THE COMPLETION AND WORKOVER OPERATIONS.
7.1	Services
–	Well depressurization prior to commencing pulling operations (IT-SE-TP-01) at well where gas problems have occurred.

–	Well dewaxing prior to commencing pulling operations (IT-AE-TP-02)

–	Controlling AIB engine and compressor prior to commencing pulling operations (IT-AE-TP-06)

–	Placing the AIB on descending position prior to assembling the pulling equipment (IT-AE-TP-05)
7.2	Well materials

PAE shall provide the following materials at the well:
–	Tubing and couplings

–	Pumping rods and couplings

–	Pony rods

–	Polished rods

–	Anchors

–	Sucker rod pumps

–	Pkrs

–	Packings

–	Bushings

–	Any other material that normal activities at the well may require.

7.2	Surface works

PAE shall provide the following surface works at the well.
–	Site with anchorage for the equipment. (“Site Construction Procedure” PG-AE-FA-01)

–	Access roads
SECTION 8
CONDITION OF THE EQUIPMENT – REPAIRS.
8.1	Condition of the Equipment.

Pulling equipment availability, reliability and servicing indexes shall be kept; interruptions to the service due technical failures or programmed maintenance works shall also be recorded. (PG-AE-MA-01 “Equipment failure analysis”).

Suspension of the Works.

It should also involve deficiencies involving risks to the personnel shall also cause suspension at no cost.

8.2	Repairs.

During operation DLS shall perform its equipment maintenance in order for them to carry out their functions without wasting time. DLS shall perform all repairs immediately and at its own expense and risk.

8.3	Suspension of the Works.

In case deficiencies in the equipment that cause unnecessary delays in the works are identified, the company may suspend the works and such suspension shall create no obligations.
8.4 Non-destructive Inspection
Non-destructive tests shall be performed on the equipment (the penetrating ink or magnaflux type) assigned to permanent and variable solicitations (masts, hoisting equipment, substructure, lifting jacks, crown block, structure knots, dead center, etc.).
An updated report on such tests shall be available with respect to all equipment entering the Pan American area. Required inspection schedule is as follows:
Every 6 months: M. Decker tension indicator calibration
Every 2 years: Mast and crown block
Every year: Braking system, wind guy line, hoisting equipment, hooks, tongs, elevators, lifting jacks and slips.
Pan American supervision department shall be presented with the supporting documents evidencing the performance of such inspection. All documents shall be delivered when replacing a piece of equipment or in January every year, together with the documents corresponding to the equipment operating at Pan American area.
SECTION 9
SITE – TRANSIT PERMIT.
PAE shall produce the access, exit and permanence permits to, from and in the area of location of the well for the performance of all the works included in these bidding terms. In case of impossibility to obtain such permits or in case such permits are subject to restrictions or limitations, PAE shall give DLS immediate written notice. Time lost by DLS as a result shall be compensated at the Waiting Hour tariff.
SECTION 10
MISCELLANEOUS LIABILITIES.

10.2	Responsibility for Damages or Losses to the Equipment.
10.2.1	DLS surface equipment.

DLS shall be responsible at all time for damages or losses to its surface equipment, tools, machinery and utensils, whatever the time or way in which the damage is caused and PAE shall in no way be responsible for reimbursing DLS.

10.1.2 DLS equipment in the Well.

PAE shall be responsible for damages to or destruction of DLS equipment in the well, except in case they are not attributable to negligence or equipment failure by DLS.
10.2	Materials Provided by PAE.

DLS agrees to carefully inspect all the materials and equipment provided by PAE and to notify PAE in writing about any apparent defects found, in the way and within the timeframe necessary for PAE to be able to replace such defective materials or equipment. Failure by DLS to give notice the materials and equipment shall be deemed free of apparent defects.

DLS shall be responsible for the materials, equipment and all other items provided by PAE, and shall keep them in good condition in order to return them or respond for them as the case may be. While in DLS’s possession, such elements shall be deemed under DLS’s custody.
SECTION 11
RELATIONSHIPS WITH DLS.
11.1	The creation of an alliance between PAE and DLS may lead to the development of new relationships based on mutual trust, the sharing of operation information and, above all, it may raise both companies awareness on the need to insure their personnel and goods, to preserve the environment and to constantly improve themselves for the benefit of the companies and personnel involved.

11.2	Both companies shall share all the operation information related to the activities of the Alliance. This information may be transmitted or accessed through common databases to which access shall be granted via authorizations or passwords.

11.3	Each company organizing a technical training activity involving the interests of the Alliance shall invite representatives of the other company to attend.

11.4	For the purposes of training of personnel and prior agreement and scheduling, any company may assign its own personnel specific tasks to be performed at the other company.

11.5	Both companies undertake to systematically analyze the performance of the Alliance in order to benefit from its achievements and prevent possible errors.
SECTION 12
RECORDING SYSTEM OF THE ALLIANCE.
The Alliance records system shall be composed of the DLS Quality Management System, the PAE Environmental Management System, the PAE Safety Management System and the procedures and guidelines prepared under the scope of the Alliance.
This system takes into consideration the preparation of special documentation for this Agreement in particular. The operation procedures that require to be reviewed and that fall within the scope of the PAE/DLS Alliance shall be jointly considered by both Companies. The preparation of the same shall be subject to the “Preparation of the Procedures Created under the Scope of the PAE-DLS Alliance” procedure (PG-AE-GC-01).
In case of conflict between the latter and PAE’s and DLS’s own procedures, the Alliance procedures shall prevail.
The procedures and guidelines describe the records created and provide objective guarantee and evidence that the required quality and safety standards were met and that the quality system has been properly put in practice.
SECTION 14: CONFIDENTIAL INFORMATION.
Any data or information deriving from or related to the pulling operations and other oil activity in the area, of whatever kind or nature, shall be treated by the parties as strictly confidential. The contents of such information shall under no circumstances be revealed to third parties, either in whole or in part. The same obligation applies to the parties employees, subcontractors and their employees and any other individual or entity related to the parties.

PAN AMERICAN ENERGY
GENERAL BIDDING TERMS
APPLICABLE TO CONSTRUCTION AND SERVICE CONTRACTS

CHAPTER I – PRELIMINARY ISSUES
Definitions
1. Application
2. Requirements
3. Prohibition

CHAPTER II – GENERAL CONTRACTING PROVISIONS

4. Insurance
5. Labor and other obligations
6. General Rules on Safety, Industrial Hygiene and Environmental Protection
7. Personnel
8. Materials
9. Execution of the works or rendering of the service
10. Notices, reports and special announcements
11, Liability of Contractor
12. Access to the working area
13. Tickets
14. Completion of the works
15. Cleaning
16. Payment of the price
17. Withdrawal by the Company
18. Termination due to default of Contractor
19. Other events of termination
20. Patents and trademarks
21. Assignment of Accounts Receivable
22. Confidentiality – Conflict of Interests:
23. Taxes
24. Domicile. Applicable Law and Jurisdiction
25. Acts of God or Force Majeure:
26. Performance Bond and Labor Obligations
27. Penalties.

EXHIBIT 1: CONTRACTOR MANAGEMENT SYSTEM

Health, Safety and Environmental Requirements
Contractor Liability
Occupational Health Requirements
Occupational Hygiene and Safety Requirements
Environmental Requirements
Drilling Application List
Work Over and Pulling Application List

GENERAL BIDDING TERMS
APPLICABLE TO CONSTRUCTION AND SERVICE CONTRACTS
CHAPTER I – PRELIMINARY ISSUES
Definitions. When used with a capital initial, the following terms shall have the meanings assigned thereto:
Affiliate: means an individual or legal person which, directly or indirectly, controls Offeror, Contractor or the Company; is controlled by Offeror, Contractor or the Company or is under common control with Offeror, Contractor or the Company. For the purposes of this definition, the term control consists of the direct or indirect ownership, by controlling party, of fifty percent (50%) or more of the corporate capital or shares and votes of or in controlled party, or the ability to form the corporate will of the latter. In the cases of indirect ownership of capital or shares and votes, the minimum required percentage previously indicated must be complied with among Offeror, Contractor or the Company and each of the individuals, entities, corporations or associations involved in the chain of control.
Operations Area: means the geographic area within which the works shall be built or the hired services shall be rendered. The contract or instrument entered into between the Company and third parties through which the Company operates the Operations Area, whether an operating contract, a union transitoria de empresas (similar to a joint venture) or another participation instrument, is comprised within this concept.
Acts of God or Force Majeure: shall have the meaning assigned thereto in Section 25 of these General Bidding Terms.
General Bidding Terms: shall mean these General Bidding Terms applicable to construction and service contracts, to be entered into by the Company or any of its Affiliates, and their appendices.
Specific Bidding Terms: shall mean the specific requirements of each tender, bid or contracting, whether they be of a technical, operational or administrative and accounting nature.
Base Documentation: shall mean these General Bidding Terms, the Specific Bidding Terms applicable to the tender, bid or contracting and any other additional documentation the Company makes available or makes reference to in such documents, including the internal policies and standards of the Company.
Performance Bond: shall have the meaning assigned thereto in Section 26 hereof.
Business Obligations: shall have the meaning assigned thereto in Section 5, first paragraph, subsection (b) of these General Bidding Terms.
Labor Obligations: shall have the meaning assigned thereto in Section 5, first paragraph, subsection (a) hereof.
Subcontractor: shall have the meaning assigned thereto in item 3.1 of these General Bidding Terms.
1. Application: These General Bidding Terms shall apply, as the case may be, additionally to what has been established in each contracting, to all works and services commissioned by Pan American Energy LLC (Sucursal Argentina) or by any of its Affiliates (hereinafter the “Company”), except otherwise expressly agreed upon between the Company and the entity appointed by the Company to execute the works or render the service subject-matter of the call for bids, price bid or tender or awardee (hereinafter the “Contractor”).
1.1 Any individual or legal person that intends to submit an offer, a quotation or participate in the call for bids, price bid or tender (hereinafter the “Offeror”), must submit, together with its offer, a copy of these General Bidding Terms, duly signed in all the pages; however, the requirement to execute this document does not oblige the Company to commission any work whatsoever.
The mandatory submission of the General Bidding Terms previously indicated shall not be required, in the sole opinion of the Company, when Offeror has already submitted an executed copy of same for prior calls for bids or tenders. If a new contracting is entered into, it shall be stated that the General Bidding Terms previously submitted (or the updating thereof, if applicable) shall be applicable for all purposes and shall be deemed ratified by Contractor.
1.2 In these General Bidding Terms and except otherwise provided for, all obligations of Offeror shall be considered as obligations of Contractor and the obligations of Contractor, when applicable, shall also be considered obligations of Offeror.
1.3 The obligations of Offeror and Contractor hereinafter stated shall be considered as minimum requirements for the execution of the works or the rendering of the service. These requirements are included by way of illustration and shall not prevent the application of other internal rules of the Company, specific for each type of works or service and contained or mentioned in the Base Documentation.
1.4 Offeror shall be responsible for thoroughly checking and knowing the Base Documentation prior to the contracting to be made and shall confirm the reception thereof. Consequently, Contractor shall not be able to claim (and it waives its right to do so) lack of knowledge of the terms and conditions applicable to the works to be built or the service to be rendered.
1.5 The Base Documentation may not be altered, crossed out or modified in any other way whatsoever with respect to the original copy provided by the Company.
1.6 The Company shall not acknowledge any payment to Offeror for the development and preparation of the offer. The Company shall not be liable for any cost or expense incurred by Offeror regarding any eventual negotiation following the opening of offers or any development or study Offeror might perform, whether by itself or through third parties, with respect to any future contracting, whether it be consummated or not.
1.7 Offeror must keep any offer it submits in the call for bids or tender in force and unchanged for the term indicated in the Specific Bidding Terms, which term shall in no event be lower than thirty (30) days as from the date of submission of offers.
1.8 Offeror shall not be able to amend the terms of the offer once such offer has been submitted to the Company, unless the latter expressly agrees thereto.
2. Requirements: Any Offeror must comply with the following requirements:
a) It must submit business references and professional experience on request and to the full satisfaction of the Company;
b) It must evidence to have been pre-qualified in accordance with the requirements and procedures established by the internal standards of the Company;
d) It must establish a domicile in the city mentioned in the Specific Bidding Terms, for administrative and operational purposes of the contract, and in the city of Buenos Aires, where all court or out-of-court notices served shall be deemed valid.
2.1 It is expressly understood that the Company reserves the right not to accept the offers that deviate from the terms required; to award, totally or partially, the works or service subject matter of the offer or offers it deems more convenient (even if such offer is not for a lower price); of rejecting any or all offers and even to declare the tender or call for bids vacant, in which case Offerors shall not be entitled to any claim whatsoever. The offers submitted shall include a paragraph that transcribes this section 2.1.
2.2 The mandatory nature of the submissions and evidences indicated in this Section 2 shall not be requested, in the sole opinion of the Company, if Offeror has already evidenced the requirements indicated due to prior calls for bids or tenders.
3. Prohibition: It is an essential condition of any and all contracting that no Contractor shall neither be able to transfer or assign to third parties, nor execute together with third parties, the works or services commissioned, except with the written and prior authorization of the Company.

3.1 Those third parties authorized by the Company, and in the sole opinion of the latter, to partially perform the works or render the service commissioned to Contractor shall be called “Subcontractors”. In no event shall it be deemed that the authorization of the Company to subcontract a part of the works or the service implies the exemption of liability of Contractor regarding such part of the works, given that Contractor shall be, at all times, the only one responsible before the Company for the commissioned works or service and for the outcome thereof.
NOTE: With respect to the analysis of the background of Offerors, it shall be considered favorable, among other background to be taken into account and deemed relevant in the opinion of the Company, if Offeror has been assessed by Instituto Argentino del Petróleo y el Gas Natural (“IAPG”) or, failing this, the submission by Offeror of sufficient evidence of its formal request of assessment of contractors to the IAPG.
During the term of the contract, the Company shall evaluate Contractors as regards their safety performance, whether annually or at the end of the contract to be executed. Such evaluations shall be specially taken into account by the Company for the participation of Offerors in future tenders or for the renewal of the contracts to be entered into.
CHAPTER II – GENERAL CONTRACTING PROVISIONS
4. Insurance: Contractor shall retain, on its own account and cost, the specific insurance to be established in each contracting and those listed hereinafter; and shall maintain them in force during the whole term of the contract under which the commissioned works and/or services are being performed or rendered and any extension thereof, and up to the date on which all material, equipment, camps or worksite are removed from the place where the works has been constructed or the service has been rendered, including any warranty term, whichever the latest. Notwithstanding what has been provided for in Section 18.8 and the other rights of the Company pursuant to law and to the Base Documentation, the Company shall be able to suspend the payment of invoices of Contractor up to the time the integral compliance of this section 4 is duly evidenced and to its entire satisfaction, including the payment of the corresponding premiums. In such event, the suspension of payments shall not originate any obligation whatsoever for the Company to pay interest, updating, penalties or any other sum due to any other item additional to the amount corresponding to the payment suspended by the Company. It shall be deemed that the amounts established by the Company for the coverage of the various risks shall not be lower, as the case may be, to the mandatory amounts pursuant to law and to the other rules in force.
4.1 Occupational Hazards Insurance
(a) Contractor must comply with provisions of Act 24557 on Occupational Hazards, and therefore, is obliged to insure itself, with the extent and effects established therein, with an Aseguradora de Riesgos del Trabajo (ART) (Occupational Hazards Insurance Company) that it may freely choose (the “ART”).
This insurance shall cover all the employees of Contractor and shall comprise all the benefits that the legislation in force grants to such employees. In any and all events, Contractor must provide a list of its personnel assigned to the contract to be instrumented and shall keep the Company informed on any change to such list.
Contractor shall submit to the Company a certificate of association to the ART that must include the following text:
“Non-recourse Clause: {name of Insurance Company} ART {or as the case may be, the self-insured employer} expressly waives to bring any reimbursement action (acción de repetición or de regreso) against Pan American Energy LLC (Sucursal Argentina), its officers, employees and/or workers, and/or against the ART of Pan American Energy LLC (Sucursal Argentina), whether grounded on Section 39.5 of act 24557, or on any other legal rule, due to the renderings in cash or in kind it may be obliged to grant or pay to the personnel employed by or formerly employed by {name of Contractor}, comprised within the coverage of this policy, for occupational accidents or occupational diseases, suffered or contracted due to or in occasion of the job or on the way to or from the employee domicile and the workplace.

{name of Insurance Company} ART commits to duly inform Pan American Energy LLC (Sucursal Argentina) about the non-compliance of the policy incurred by insured, and particularly, lack of payment of same when due, within ten (10) days of having verified such non compliance.”
(b) In the cases in which Contractor is an individual that renders services as an independent or autonomous contractor, or when Contractor subcontracts, according to what has been provided for in these General Bidding Terms, specific services with individuals with such features, such individuals shall contract, in their own account and risk, an insurance for personal accidents for a minimum amount equivalent to the amount in force pursuant to rules applicable to occupational hazards.
4.2 Mandatory Life Insurance
The policy must comply with requirements of Decree 1567/74 and the amendments thereof.
4.3 Comprehensive Liability Insurance
It shall cover injuries and/or death of third parties and/or damage to things of third parties, caused by Contractor and/or its personnel or by things owned by or under the custody of Contractor. The coverage of this policy shall be of, at least, United States Dollars One Million (US$ 1,000,000) per occurrence.
4.4 Insurance for automobiles, road construction equipment, machinery and special equipment
a) Automobiles and patented road construction equipment
Insurance to be contracted shall be type C coverage (liability insurance) that includes total and partial theft, total and partial fire, total destruction and liability (maximum permitted by occurrence) covering physical damage and/or death of third parties and/or damages to things of third parties caused with or by the use of vehicles by Contractor and/or its personnel in the Operations Area, or outside such area, to the extent such occurrence is related to the works performed for the Company.
b) Non patented road construction equipment, machinery and special equipment
The insurance to be taken out shall be an All-Risk Technical Insurance on the equipment of contractor including Liability, pursuant to the same terms indicated for the previous item.
4.5 All the insurance policies mentioned in items 4.3 and 4.4 must include the following clauses:
1. “Insurers hereby waive their subrogation rights with respect to any individual or legal person, their officers, employees or workers, or assignees, related with or for whom the insured might be working, or that may work for or with such insured”.
In the event this clause may not be included, the insured that shall appear in the policy shall be “{name of Contractor} and/or Pan American Energy LLC (Sucursal Argentina) {or the corresponding Affiliate} and/or the other participating companies together with Pan American Energy LLC (Sucursal Argentina) or its Affiliates in {name of Operations Area}”.
2. “Insurer commits not to terminate, cancel, annul or suspend the contracted insurance for any reason whatsoever without prior notice duly served on Pan American Energy LLC (Sucursal Argentina) or its Affiliates with a minimum advance of 30 days”.
In the case of the Occupational Hazards insurance indicated in item 4.1, this insurance shall adjust to the formalities, content and term established by the Superintendence of Occupational Hazards.
4.6 Before initiating the works, Contractor shall provide the Company with a copy, signed by insurer, of the contracted policies (or provisional coverage certificates validly issued by insurer, to the satisfaction of the Company) and of the association agreements to the chosen Occupational Hazards Insurance Company (ART), pursuant to what has been stated in this section; and reliable record, issued by the insurer, of the payment of the premium or of the corresponding rate, as applicable.
The provisional coverage certificate previously mentioned shall be valid for a term of 60 (sixty) days. Within this term, Contractor shall deliver to the Company, a copy of the final policy. If Contractor does not comply with this obligation, the Company shall be entitled to resort to the remedies granted to it by these General Bidding Terms.
4.7 Contractor shall demand all its Subcontractors the submission of all the coverage previously listed, for the amounts to be determined and with the clauses indicated above. Contractor shall be exclusively liable for any deficiency in the coverage or in the limits of the policies of Subcontractors.
Moreover, in case any legal action or claim brought against Contractor or directly against the Company (as principal, third party or impleader) exceeds any of the maximum amounts established for each insurance, Contractor shall be liable for such amounts, and it hereby waives the right to bring a reimbursement action for such amounts against the Company.
4.8 The contracting of insurance or coverage for Occupational Hazards shall in no way release Contractor and/or its Subcontractors of its liabilities with respect to the Company. It is a substantial obligation of Contractor to have all policies paid and/or have no delays in the payment of the corresponding installments, rates or premiums.
4.9 For each of the cases indicated in items 4.3 and 4.4, Insurer must be selected from the companies established in Appendix III to these General Bidding Terms, and in all cases, to the entire satisfaction of the Company. The Company reserves the right to request, on its sole judgment, the change of insurer at any time.
4.10 Non performance in due time and way of the obligations to contract and/or renew the corresponding insurance and, without prejudice to the other remedies established in these General Bidding Terms, shall authorize the Company – in its sole judgment – to consider the contract terminated or proceed to the direct contracting of insurance with the company it deems convenient and pursuant to the terms required in these General Bidding Terms, payable by Contractor or Subcontractor, and, it shall be irrevocably authorized to discount the necessary amount for such purpose from the amounts due to Contractor for any reason whatsoever.
4.11 Loss
Contractor and/or Subcontractor shall inform any loss by immediately sending to the Company a copy of the respective claim, within 24 hours of the occurrence thereof, and is also obliged to report such loss to the Insurer within 72 hours of the occurrence of the event or in the lesser term imposed by the policy, particularly for the cases of accidents “in itinere” suffered by employees of Contractor.
If Contractor has not complied with this requirement, the Company reserves the right to reliably notify Insurer of the occurrence. Lack of notice by the Company shall not release, in any way whatsoever, Contractor of its liability.
Contractor and/or its Subcontractors are hereby liable for damages that may have occurred to vehicles, machinery or tools owned by them, and shall exclusively bear the expenses related thereto.
They shall also be liable for all damages caused to land owners or to any third party in which fields or real estate the work is executed or the service rendered.
5. Labor and other obligations: Contractor, in its capacity of independent businessman and with its own personnel structure, shall be liable for (a) compliance of all labor, union and social security obligations as well as of those resulting from Act 24557 on Occupational Hazards and industrial safety and hygiene (hereinafter, the “Labor Obligations”), regarding its personnel. With respect to personnel not covered by a specific collective bargaining agreement, Contractor shall comply with provisions of the collective bargaining agreement in force between the Private Oil Industry and the Argentine Union Federation of Private Oil and Gas; and (b) the punctual and true fulfillment of all business obligations of which it is a part as a consequence of the work or service for which it has been hired by the Company (hereinafter, the “Business Obligations”). Among these Business Obligations we find, without limitation, the ones Contractor has with suppliers, subcontractors and other individuals or legal persons that Contractor may resort to for the fulfillment of the subject-matter of the relevant contract.
Audit Rights of the Company: On request of the Company and without prejudice to the other powers granted to the Company by the legislation in force, Contractor must show all the vouchers it is required to display, at any time during the term of validity of the contract, regarding compliance with Labor Obligations and Business Obligations. Moreover, Contractor hereby irrevocably authorizes the Company to perform, at any time, an audit of all its books and papers for the same purpose. Notwithstanding the generality of the foregoing, the Company may demand, before proceeding to any approval of works certification or payment of invoice of Contractor, the display of the vouchers evidencing compliance with Labor Obligations as well as a detailed report regarding the situation of Contractor with respect to Business Obligations.
5.1 (a) Withholding Right of Company. Notwithstanding provisions of the previous section, in case the existence of debts of Contractor due to non-performance of Labor Obligations is evidenced, whether this be due to the existence of claims against the Company or because the Company has become aware of same through other means, the Company is hereby irrevocably authorized to preventively withhold from the amounts accrued by Contractor, for any reason whatsoever, with respect to the Company (including the amounts corresponding to other contracts in force between Contractor and the Company), the amounts necessary to meet such Labor Obligations.
(b) The Company shall be entitled to the same withholding right in case it is obliged to pay any of such Labor Obligations of Contractor. In case there are no pending invoices of or payments to Contractor by the Company, the Company shall demand Contractor to immediately pay such amounts, plus corresponding interest and other increases, without prejudice to being irrevocably authorized to enforce any bond Contractor may have posted or else demand the collection thereof through a legal action.
(c) Additionally to the right acknowledged to the Company in subparagraphs (a) and (b) above, the Company shall be able to exercise the withholding right mentioned, in case the existence of debts of Contractor for non-performance of Business Obligations is evidenced or in case there are claims against the Company by the personnel of the Subcontractors, unions, suppliers of Contractor or Subcontractors, or claims directly made by Subcontractors, when Contractor does not cure the situation after having been demanded to do so by the Company, by evidencing to the Company and to its satisfaction, the compliance with all Business Obligations claimed through the display of the corresponding vouchers, or does not offer detailed and grounded explanations, in the opinion of the Company, within twenty four hours (24 hours) of having received such demand.
(d) For all legal purposes arising from Act 24760 and the amendments thereof, with respect to the credit invoice, it shall be understood that, in case such instrument must be issued by Contractor pursuant to the legislation in force, non compliance of the Labor Obligations and Business Obligations falls within the event established in Section 4, paragraph d) of such Act, for which reason the Company shall have the right of not accepting the credit invoice based on such event and Contractor expressly acknowledges such right.
5.2 Waiver of Withholding Right by Contractor. Contractor hereby expressly waives to exercise a withholding right against the Company on any works he might be performing for the Company or any part thereof, regardless of the state of execution thereof. Identical waiver shall be deemed made on the materials, equipment, plans and other documents and instruments provided by the Company or even provided by Contractor but already paid by the Company in accordance with certifications submitted by Contractor for such purpose.
5.3 Substitution of attachments. Contractor irrevocably binds to substitute the Company in any attachment levied upon it for any reason related to the works it performs or the service it renders, or to the tasks to be performed with respect to the contract to be formalized.
Moreover, Contractor acknowledges that, in case the Company is notified of any attachment submitted against any accounts receivable Contractor has with Company, the Company shall be entitled to pay the same with any amount due to Contractor, including those sums resulting from any contract or rendering in force on the date the attachment is notified.
5.4 Contractor shall demand Subcontractors compliance with Labor Obligations as previously stated and shall be principal debtor and joint and several co-debtor of Subcontractors with respect to the Company regarding any obligation the latter must comply with in relation to its Subcontractors.

5.5 Notwithstanding the other obligations regarding safety and industrial hygiene of its personnel established hereinafter, in the cases so required by the Specific Bidding Terms applicable to each works or service, Contractor shall install, at its own cost and in the place where it performs its tasks, diners, restrooms and changing rooms for the exclusive use of its personnel.
These installations must comply with all the requirements of the applicable national, provincial and municipal rules (particularly, though not exclusively, what is provided for by Act 19587, as regulated and supplemented). These installations shall be maintained in good use and clean condition and shall be dismantled at the end of the performance of the works commissioned by the Company.
5.6 The Company, in its own judgment, shall be entitled to request the exclusion of members of the personnel of Contractor or of its Subcontractors, even without stating a cause, and Contractor and Subcontractors shall be obliged to substitute the objected individuals with no right to any compensation whatsoever to be paid by the Company.
5.7 Prior to the initiation of the work, Contractor shall report in writing the name of the Occupational Hazards Insurance Company that covers its personnel and the name of the health professionals and health care establishments that will be in charge of the health care of its personnel in the event that any of them suffers an occupational accident.
5.8 If non-performance of any of the obligations mentioned in this chapter is proved, the Company shall be entitled to terminate the respective agreement and Contractor shall have no right to any compensation whatsoever due to such termination.
The same right is acknowledged to the Company in case of defective or late compliance with the previously mentioned obligations, if this circumstance is not cured by Contractor with due promptness and efficacy after it has been notified by the Company of such circumstances.
5.9 Moreover, and given its economic independence with respect to the Company, Contractor represents to have the necessary and sufficient economic and financial structure to perform the works or render the service commissioned, up to the completion thereof, for which reason it waives its right to claim lack of payment of the Company, in the cases mentioned in item 5.1 above, as ground for default of its Labor Obligations or Business Obligations.
6. General Rules on Safety, Industrial Hygiene and Environmental Protection: Contractor shall perform its activities with special care on the protection of the safety of its personnel, of industrial hygiene and of the environment. It shall comply with the internal rules of the Company which shall be considered, for all purposes, as an integral part of the Base Documentation, with the provisions of Appendices I and II to these General Bidding Terms and with legal and regulatory standards in force on safety, industrial hygiene and environmental protection, particularly Act 19587 on Industrial Hygiene and Safety, as regulated by 351/79 and/or any other rule that may substitute it in the future, with Resolution SE 105/92 together with its supplementary and related rules and with applicable provincial and municipal regulations. Contractor shall provide its personnel with the corresponding protection elements and shall demand the use thereof. Under the liability of Contractor, its Subcontractors shall be subject to equal obligations.
The Company has in place an environmental and safety management system, which has obtained the ISO 14001 certification, for which reason, the Company considers a priority in the performance of its activities: respect for the ecology, the environment, and the safety and health of its own personnel and of the personnel of its Contractors and the real properties of land owners that may be affected thereby.
Compliance with such rules shall be considered an essential condition of the contracting per se, and the Company shall reserve the right to demand Contractor or its Subcontractors to cure all those actions that damage the environment or the real properties of the land owners that may have occurred due to their negligence, having the Contractor or its Subcontractors no right to any claim whatsoever, being the Company also able to resort to, without prejudice to the other remedies awarded by these General Bidding Terms, its withholding rights on the necessary amounts to minimize and correct the impacts produced or, as the case may be, terminate the agreement.
Moreover, Contractor and its Subcontractors must comply with the following obligations:

a) Show maximum respect for the real properties and assets of land owners in the fields of which the activities of the Company are being performed, or through which they pass to reach such fields, including but not limited to, livestock, pastures and/or vegetal species existing in such lands.
b) Once per month, cause instructive lectures to be given to its personnel on safety, hygiene and environmental protection, being obliged to record and report to the representative of the Company on the subject thereof and on the list of the attending personnel. Besides, to the extent required by legal and regulatory standards, or if the Company so provides, Contractor shall give any other corresponding specific training on this issue.
c) It is strictly forbidden to cut or collect wood in the fields through which they pass and to light a fire in the Operations Area of the Company, as well as to use and possess firearms and animals.
d) It is strictly forbidden to smoke over a range of 100 meters around the wellbore, stations or plants.
e) It is strictly forbidden to consume and/or have alcoholic beverages and/or illegal substances (drugs) within the Operations Area.
f) Transportation of the personnel to perform the tasks must be made in a safe way and in compliance with regulations in force.
g) Contractor shall not be authorized to install permanent houses in the Operations Area.
h) All vehicles, equipment and machinery of Contractor must be identified with its logo and must comply with the requirements of national, provincial and municipal transit regulations (including but not limited to those arising from Act 24449 on Transit, as regulated) and must be operated in full compliance with such rules by qualified and duly authorized personnel.
i) It shall attach, prior to the award of the works, a detail of the vehicles to be used in the performance of the tasks, assigning a number to each of them. A maximum seniority of 5 (five) years shall be allowed for transportation vehicles for individuals and light load: automobiles, pick-ups and small trucks Ford F-350 or similar ones. Heavy fleet, buses, trucks, machines: a maximum seniority of 10 (ten) years shall be allowed. The vehicles shall be in good use and safety conditions. The seniority of the vehicles previously mentioned may be established for each particular contracting by the Company, pursuant to the requirements of the Specific Bidding Terms.
j) The speed of the vehicles must be adjusted to the type thereof, condition of the roads and visibility, so as to be always able to avoid any possible accident. The maximum speed, in normal conditions within the Operations Area, shall be the one established by the rules in force and shall in no event exceed 80 Km/hour for main roads, 50 Km/hour for byroads and 100 Km/hour for highways.
Circulation must be on the right side, so that the whole way and, particularly, curves, have double track. Path or cross-country transit shall be avoided.
If it is necessary to stop in the road, the driver shall try to take the vehicle off the road. Should this not be possible, the vehicle shall be taken completely to the right of the road and shall avoid to obstruct free circulation. At night or in days with fog or low visibility, warning lights shall be placed 50 meters in front and 50 meters behind the parked vehicle.
k) Every vehicle shall have the following minimum equipment, additionally to the other requirements established by the legislation in force:
1. Fire extinguisher with a capacity adequate to the vehicle and to the type of load transported (the minimum requirement is a 1 Kg ABC potassium powder fire extinguisher). Pick-ups and bigger size vehicles must have available fire extinguishers with a minimum capacity of 5 Kg of Monnex dry chemical powder.
2. Combined type seat belts for driver and accompanying individuals.

3. Set of warning lights.
4. Fixed towing bar.
5. Complete first aid kit.
6. Headrests for driver and accompanying individuals.
l) Apart from maintaining the vehicles in good operating condition, special attention shall be given to the following elements: sidelights, dipped headlights and full beam headlights, turn signals, brakes, tires, gear system, horn, speedometer. All vehicles must permanently have their documents: vehicle registration papers, insurance, road tax voucher, driver’s license. logo of Contractor’s Company with internal number of vehicle placed on a visible spot and any other card or identification delivered by the Company.
m) Contractor shall keep the area of its workshops, offices and all the equipment installed, in order and clean, pursuant to regulations in force. Gas tanks and chemical products containers must identify their content pursuant to IRAM standards.
n) Any and all trenches, pits or any type of difference in level produced during the works, must be perfectly illuminated with warning lights and protected in order to avoid possible accidents, particularly during night shifts or nights with low visibility.
o) Prior to undertaking any type of task in tanks, pipelines, containers or equipment that contain or have contained fuel or inflammable agents, the corresponding written authorization must be requested to the supervisor in charge.
p) Any oil, fuel or inflammable agent spill must be (i) immediately notified to the Company; and (ii) immediately cleaned taking into account provisions of Resolution SE No. 105/92, as supplemented, as well as the recommendations of the Company.
q) Any Oxy-Acetylene welding equipment must be transported in a safe way and its pressure gauges and reducing valves must be perfectly protected. Any empty tube or tube full with oxygen and/or acetylene, shall have its protective head installed. Besides, hoses must have check valves to avoid the backward movement of the flame.
r) It is forbidden to use acetylene (carbide) generator equipments.
s) Use maximum care to avoid, in the course of the execution of the works or the rendering of the service contracted, contamination of land, water or air as a result of the discharge or leak of any harmful substance or contaminating agent, being the disposal of any type of waste restricted to the places particularly indicated for such purpose and with the prior authorization of the Company’s representative.
Notwithstanding the previous list, Contractor and Subcontractors shall adopt any other action and precaution that might be necessary and/or convenient in the circumstances, in order to avoid or prevent physical damage or death of individuals or damage to the things or to the environment.
6.1 Supervision of vehicles, equipment, machinery and tools. Prior to the initiation of the tasks, Contractor shall submit to the Safety Section and/or to the Supervisor of the Section of the Company in charge of the supervision of the works or service, all available equipment for its approval to enter the Operations Area. A report shall be drawn indicating the acceptance of the equipment by the Company or the observations made by it, which observation shall be corrected prior to any authorization to enter the Operations Area signed by the Supervisor. Failing this report signed by the Company’s Supervisor, no invoice of Contractor shall be processed.
6.2 Prior Meeting on Safety, Industrial Hygiene and Environmental Care. Upon entering the Operations Area, a meeting shall be held with all the personnel of Contractor (foremen and workers) together with the Safety Section and/or the Section Supervisor involved, at which meeting, the policy on safety, industrial hygiene and environmental care of the Company shall be made clear, as well as the liabilities involved. A small pocket manual shall be delivered with the minimum required recommendations and with the corresponding receipt acknowledgment.

6.3 Identification of Contractor personnel. Any Contractor that, due to the type of commissioned task must stay for more than three months in the Operations Area, shall submit, with an anticipation of three days to the initiation of the tasks, a list of all its personnel assigned to the Operations Area. Should the preparation of a specific identification be necessary, which fact shall be required in due time by the Company, Contractor shall also attach a document-size photo, 4 x 4, of the members of the previously mentioned list.
The Safety Section shall issue the corresponding identifications that shall have the purpose not only of authorizing Contractor personnel to enter the Operations Area of the Company due to the compliance of the commissioned tasks, but also of performing the follow-up of the training of such personnel. This identification must be always carried by Contractor personnel and must be shown to the Company’s personnel or to the personnel of its Security Service, wherever required.
7. Personnel: Contractor shall use adequate personnel, in number and quality, in order to regularly and efficiently comply with the contracted works or services.
The Company shall be entitled to request the exclusion of one or more members of the personnel of Contractor or of any Subcontractor, even without stating the cause, and Contractor shall be obliged to substitute, on its own account, the objected individuals or legal persons. This power shall not imply that Contractor’s personnel is or may be considered as employees of the Company or that Subcontractors may claim any direct contractual relationship with the Company. If applicable, Contractor shall submit to the Company, the list of its Subcontractors.
The Company reserves the right to accept or reject the proposed Subcontractors, being able to exercise, with respect to Subcontractor personnel, the same exclusion right mentioned in the previous paragraph. This power shall neither imply that Subcontractor personnel is or may consider itself as employee of the Company nor shall it release Contractor of its joint and several liability with and for the compliance of the proposed Subcontractor.
Contractor and its Subcontractors must preferably employ citizens residing in the Operations Area, in accordance with the applicable national, provincial and municipal legislation. In those municipalities in which there is specific legislation regarding the hiring of local personnel. Contractor must comply with same and shall keep the Company harmless against any claim in this respect.
In no event shall the employees of Contractor or Subcontractor consider themselves as employees of the Company or as having any labor relationship with the Company.
8. Materials: Any and all materials, equipment, tools and working elements used by Contractor and/or its Subcontractors in order to perform or render the commissioned works or service, shall be suitable for the intended purpose. The Company reserves the right to inspect and order the substitution of those that, in its own judgment, do not comply with the previously stated condition, with no charge whatsoever for the Company.
The Company shall not be liable, except for what may be provided for in special cases, for losses of or damage to the assets belonging to Contractor, its employees, Subcontractors and the employees of the latter, or any individual or legal person related to all or some of them, except if it is duly evidenced that such loss or damage has directly resulted from gross negligence of the Company.
Contractor shall be liable of carefully inspecting all materials and equipment supplied by the Company, in accordance with what is provided for herein, and of notifying in writing any defect it may find therein, in due time and way, so that they may be replaced by the Company. If Contractor omits to serve the previously mentioned notice, it shall be assumed, with no claim whatsoever, that such material or equipment is free from evident vices and it was approved by the team of Contractor.
Contractor shall be liable for materials, equipment, tools and elements that may be eventually provided by the Company, which must be maintained in good operating condition for the timely return thereof or Contractor shall inform about their use, as applicable. While such elements are in its possession, they are considered to be in its custody, regardless of the owner.

9. Execution of the works or rendering of the service:
9.1 Contractor, as an independent entity, must direct and control the performance of the tasks and any other necessary work or task for the consummation thereof, being the Company only interested in the results obtained in the time and way agreed upon. This shall not damage the right of the Company to inspect and supervise the tasks. The inspection, supervision or presence of the representative – or personnel in general – of the Company shall not release Contractor from its liabilities and obligations.
9.2 Contractor shall merely perform the works or render the services commissioned, and it is strictly forbidden to carry out supplementary or additional works without the prior written authorization of the Company. In the event it performs such works in violation of what has been previously established, the Company shall be able to elect either to consider such works included in the price agreed upon or to order their destruction on the account and expense of Contractor.
In order to authorize such works, the Company shall be able to request a prior budget.
9.3 Contractor and its personnel (and under the liability of Contractor, its Subcontractors and the personnel thereof) shall comply with the instructions of the Company given through authorized personnel. As a release from its liability, Contractor may expressly state its disagreement with the instructions received.
9.4 The contracted works and services must be finished and delivered within the established term. In the event a term or schedule of works has been established for a work or service, this term shall be considered as an essential contracting condition, being only the Company authorized, in its own judgment, to grant the extensions to such term it may deem convenient, should Contractor so require in writing and stating the reasons thereof.
9.5 Contractor hereby represents and warrants that, prior to entering the Operations Area, it has obtained adequate advice through its own investigation regarding all local, regional and national conditions that may affect the performance of the works, the rendering of the service or any obligation of Contractor pursuant to the contract, including, without limitation:
a) features and natural conditions of the Operations Area and, specifically, of the area in which the works shall be performed or the service rendered, and its access means;
b) atmospheric, meteorological, topographic and hydrological conditions as well as other conditions related thereto;
c) necessary equipment, resources and means to carry out the works or render the service and to cure any defect thereof, including conditions and availability of transportation, carrying, handling and storage;
d) availability of labor, spare parts, equipment, consumables, fuel, water (including drinking water), logistics, power supply and other supplies that may be necessary to comply with its obligations;
e) applicable laws and regulations, whether they be national, provincial or municipal, including customs (related to eventual restrictions to imports and exports) and tax laws and regulations;
Therefore, Contractor hereby accepts all liabilities resulting from having adequately assessed the necessary costs and contingencies to adequately comply with its obligations related to the performance of the works or rendering of the service and, consequently, agrees to bear all costs resulting from its incorrect assessment and hereby waives to file any type of claim against the Company in this respect.
10. Notices, reports and special announcements:
10.1 Notwithstanding the other notices, announcements and reports the Contractor must serve on the Company pursuant to what is established in this document, it is specially stipulated that Contractor must reliably notify the Company on the accident/s of the employees of Contractor and Subcontractors resulting in serious injuries or damage to the real properties of the Company or of third parties, as well as on any event or act implying probable infringements of legal and regulatory rules on environmental protection in force. Moreover, Contractor shall deliver to the Company, as soon as possible, a copy of any submission – which is mandatory pursuant to legal and regulatory rules in force – made with any type of authority and jurisdiction, regarding infringements to environmental protection regulations; any accident, event or act that have caused injuries to individuals or damage to things, or accidents and occupational disease-accident.
Also, and as soon as possible, Contractor shall inform the Company on the performance by any type of governmental authorities of any jurisdiction, of inspections regarding safety, industrial hygiene and environmental protection, as well as the outcome thereof.
Given the significance the Company awards to prevention of accidents, the Company is performing the analysis of the near-misses (those incidents which, although not having caused damage to individuals, installations or assets of their own or belonging to third parties, imply a potential risk of accident), for which reason Contractor shall inform the Company regarding all those unsafe conditions observed, with the same celerity as in the case of accidents.
10.2 Any communication between Contractor and the Company must be written and may be sent to the other party by hand, with receipt acknowledgment by means of the official reception seal of the other party and identification of the person receiving the document; by postal documented letter (carta documento); or by facsimile, provided the issuing equipment produces sufficient evidence of the effective reception thereof by addressee.
11, Liability of Contractor: Contractor or its Subcontractors shall be liable for damages caused to the Company, its personnel, land owners on which lands tasks are being performed, as well as to third parties, whether related or not to the Company, for acts or omissions of Contractor and/or of its personnel, or by things owned or under the custody of Contractor or its Subcontractors. Moreover, Contractor shall indemnify the Company and its personnel for damages the latter are obliged to pay as a consequence of legal actions or claims of the personnel of Contractor and/or its Subcontractors and its personnel, or third parties related or not to the Company, except when Contractor or its Subcontractors prove that such damages result from gross negligence of the Company or its personnel.
12. Access to the working area: The Company shall obtain all permits that might be required to access and occupy certain places. The corresponding compensations shall be borne by the Company.
13. Tickets: According to the works or service contracted and pursuant to what is established in the Specific Bidding Conditions, Contractors shall (a) issue tickets or certificates of works progress, as applicable, in two copies, at the intervals to be established in each case, being such documents submitted to the consideration of the personnel of the Company, in charge of the reception thereof; or (b) have access to the accounting operating system of the Company (called “Latin American Business Solution” or “LABS”) in order to proceed to the issue of “work tickets” supporting the works performed in an electronic way, which tickets shall be submitted for the approval or rejection thereof by the Company, in the same way.
Should the works or service not be performed or rendered in accordance with what has been agreed upon, the Company shall be irrevocably authorized to cause the correction, amendment and/or repetition thereof, as applicable, on the account of Contractor and free of charge for the Company. Without prejudice thereto, the Company is authorized to perform or cause to be performed by third parties, such tasks and/or repairs, on the account and expense of Contractor. The original copy of the approved tickets shall be kept by the Company.
In case it is decided to prepare such work tickets through electronic means, as previously stated, Contractor must obtain, on its own account and expense, the necessary computer elements for such operation, to the satisfaction of the Company.
14. Completion of the works: Once the commissioned work has been completed and the approval by the Company of all the work tickets corresponding to such work has been obtained, Contractor shall submit an invoice for collection. Partial payments may be authorized when this modality has been established.
15. Cleaning: Once the works have been completed, Contractor shall take care that the places where such works were performed are fully clean and free from surplus material.

16. Payment of the price: Payments shall be made in accordance with provisions of the Specific Bidding Terms, taking into account that no payment may be demanded by Contractor before thirty five (35) days have elapsed from the date of reception of the invoice or of the approval thereof by the Company, whichever the later.
16.1 Contractor expressly acknowledges that reception and lack of return within 10 (ten) days or the payment of any invoice; or, in case of a credit invoice, within 15 (fifteen) days; shall not damage the right of the Company of requiring, at a later time, the correction of any amount established therein, provided that the Company, within two (2) years following the date of reception of such invoice, delivers to Contractor a written notice of the objections to any item or items thereof, the correction of which it is requiring, and specifying the grounds for such objections. As soon as the correction or lack of correction of such items is determined, the parties shall make the corresponding updated adjustments or payments.
16.2 Contractor shall keep a complete and true set of notes pertaining to all aspects related to the works it performs or to the service it renders, and of the books and business papers required by the legislation in force, where the corresponding accounting entries shall be posted. The Company, with the aim of verifying that all the terms and conditions of the contract to be instrumented have been complied with, shall have the right to perform an accounting audit, either by itself or by third parties, on any and all notes of this type, within a period of two (2) years as from the completion of the commissioned works or service. Should the outcome of any inspection of this type so require, the parties shall make the corresponding adjustments or payments.
16.3 Contractor must submit to the Company, in order that the latter may proceed to process the invoices Contractor submits for collection, all vouchers documenting the true compliance of the Labor Obligations, the payment of the insurance premiums, as well as any other information required by the Bidding Terms or by the Company.
16.4 As a general rule, (a) all items making up the Price to be agreed upon in the Contract, shall be paid in Argentine Pesos or United States Dollars, at the option of the Company. In the event of several exchange rates, the one to be adopted shall be the exchange rate corresponding to the settlement of imports and it shall be exclusively applied to the payment of Imported Equipment. In case of doubt, the exchange rate to be adopted shall be the one agreed upon by the parties, (b) in the event that due to significant changes in the value of the payment currency, the economic equation of any of the parties is altered, the parties shall meet to try to reach an agreement to be exclusively applied to the prices of domestic supplies and/or services, so as to reestablish the contractual economic equation. The term for an eventual negotiation between the parties shall be of 30 (thirty) days, after which term and in case no agreement is reached, the parties shall resort to the dispute settlement resolution formula included in the Contract to be entered into.
16.5 The Contract must disclose the costs of supplies, resources or services in the corresponding currency: Argentine Pesos or United States Dollars.
16.6 In case Contractor is obliged to issue a credit invoice under Act 24760 as regulated and amended: (a) endorsement thereof shall be forbidden in all cases, even when such endorsement is made in favor of a financial institution or to trade a security in a stock market, and regardless of whether this prohibition has been transcribed or not in the body of the credit invoice at the time of acceptance.
(b) the credit invoice shall not be considered issued with the clause “without protest for lack of payment”, due to which Contractor hereby accepts that, in case of lack of payment, it shall be necessary to protest such invoice pursuant to the legislation in force.
(c) if the credit invoice is delivered to a bank, in ownership, warranty or to be handled, pursuant to the terms of Section 14 of Act 24760, as regulated and amended, which action may only be validly adopted by a documented assignment of accounts receivable through public instrument, the bank must comply with provisions of item 21 of these General Bidding Terms.
(d) Contractor hereby binds itself to include these clauses, particularly the one mentioned in item 16.6(a), in the body of the Credit Invoice. Lack of such terms shall be sufficient grounds for rejection.
17. Withdrawal by the Company: CONTRACTOR HEREBY ACKNOWLEDGES AND EXPRESSLY STATES THAT THE COMPANY IS ENTITLED TO WITHDRAW FROM THE COMMISSIONED

WORKS OR SERVICE AT ANY TIME, THROUGH PRIOR WRITTEN RELIABLE NOTICE SERVED UPON CONTRACTOR, WITH AN ANTICIPATION OF SIXTY (60) DAYS. IN THIS CASE, CONTRACTOR SHALL BE ENTITLED TO THE PAYMENT OF THE WORKS PERFORMED UP TO THE EFFECTIVE DATE OF TERMINATION, BUT NOT TO THE PAYMENT OF THE BENEFITS THAT WOULD HAVE CORRESPONDED TO IT IF THE WORKS OR SERVICE WOULD NOT HAVE BEEN TERMINATED.
18. Termination due to default of Contractor: Apart from what has been established in item 17 above, the Company shall be able to terminate the contract and Contractor shall have no right to any compensation whatsoever, in case of default by Contractor of its obligations, particularly in the following cases:
18.1 If Contractor transfers, assigns to third parties or subcontracts, all of the works or service or a part thereof, or if it enters into an association with third parties for the purpose of the performance or rendering thereof, without the written authorization of the Company.
18.2 When Contractor, in the judgment of the Company, acts with gross negligence, to the detriment of the interests of the Company, or does not fulfill any substantial obligation, in the opinion of the Company, contained in the Base Documentation and/or does not comply with the instructions received from the authorized personnel of the Company. With no intention of limitation, the obligations mentioned in items 5.1 and 6 shall always be considered as substantial obligations for the purposes of this subsection.
18.3 When Contractor exceeds in five (5) consecutive days the term established for the commencement of the works or services.
18.4 When, in the opinion of the Company, Contractor does not proceed with the necessary celerity established to complete the work.
18.5 When Contractor abandons the works or interrupts the rendering of the services for a term exceeding five (5) consecutive days.
18.6 When Contractor repeatedly infringes, at least two (2) times, its non substantial obligations.
18.7 When Contractor does not use the indicated materials or use such materials in a quantity inferior to the one established or does not use the materials supplied by the Company in the way established in Section 8 hereof.
18.8 When Contractor does not retain the specified insurance to the satisfaction of the Company or does not evidence, likewise, the payment of the corresponding premiums.
18.9 When penalties have been provided for in the Specific Bidding Terms and the amount of such penalties applied to Contractor by the Company, exceeds 20% (twenty percent) of the total amount of the contract.
18.10 When penalties have been applied and, regardless of the amount thereof, such penalties are not paid when due if they are not discounted from the invoices submitted.
18.11 When Contractor does not complete the works in the stipulated term.
18.12 When Contractor does not comply with the Rules and Procedures on Occupational Hygiene, Safety and the Environment of the Company.
18.13 When Contractor shows bad performance in safety issues through accident rates higher than the ones established as a goal by the Company or to than the ones established for a specific project.
Grounds for termination shall be evidenced together with the communication reliably served by the Company on Contractor, without need of court or out-of-court demand.
The use of the right of termination by the Company does not release Contractor from any of its liabilities it shall have due to having incurred an event of termination. In these cases, Contractor shall deliver to the

Company the works performed and the materials, equipment, etc, owned by the Company or even those supplied by Contractor but which have already been paid for by the Company, in accordance with certificates submitted by Contractor for such purpose, immediately, and the corresponding minutes shall be drawn and shall be signed by the Company and Contractor.
19. Other events of termination: The Company shall be entitled to terminate the contract in case of death (if Contractor is an individual) or in case of insolvency, reorganization, bankruptcy or liquidation of Contractor – except when such petition is dismissed within a term of sixty (60) days – or due to the spin-off or merger of Contractor with third parties without the express consent of the Company, except when, in the sole judgment of the Company, it decides to continue the contract with the successors of Contractor.
20. Patents and trademarks: Contractor hereby warrants that no manufacturing, installation or assembly of the works, or rendering of the service or use or operation of the works that may perform the Company, shall mean or imply an infringement to any patent of invention, utility model, trademark or other intellectual or industrial property right. Contractor shall fully hold Company harmless and, if applicable, shall adequately indemnify it (including expenses and reasonable attorneys costs), against any damage resulting from any claim, loss, expense or action arising from the use by Contractor or its Subcontractors of patents of invention, trademarks or intellectual or industrial property in general, or from any eventual infringement thereto.
21. Assignment of Accounts Receivable: Contractor shall make its best efforts not to assign, transfer or constitute a commercial pledge on the accounts receivable resulting from the contract, for no reason or cause whatsoever.
In case of an assignment of invoices (whether they be ordinary invoices or credit invoices, should the issue of the latter be mandatory) or pledge thereon that implies that the Company must make payments to a person different to Contractor, the Company (a) must receive an adequate compensation for the higher costs this payment may cause; and (b) shall demand as an essential condition for any assignment of accounts receivable, compliance with provisions of Appendix IV of these General Bidding Terms.
The occurrence of some of these events or the repetition thereof shall entitle the Company to terminate the contract.
22. Confidentiality – Conflict of Interests:
22.1 Contractor, its personnel and, if applicable, Subcontractors and the personnel thereof, shall handle with strict and absolute confidentiality, all information directly or indirectly related to the Company and/or its operations, to which they have access due to or through the rendering of its services or the performance of the works, and shall not be able to disclose nothing contained in such confidential information to any person, without the express and written consent of the Company. Contractor hereby also agrees that the handling and filing of such confidential information shall be made by applying thereto, at least, the same control, protective measures and precautions it would apply to handle and file its own data and information.
If for the rendering of the service or for the construction of the works the Company has delivered confidential information to Contractor, the latter must, once the contract has finished, whether by expiration of the term or due to any other cause, return all the original documents in its possession (whether this be in paper or in electronic means) and destroy all the copies in its possession. On request of the Company, Contractor shall issue a certificate signed by a duly authorized representative, which shall state that the obligations of restitution and destruction of the copies mentioned in this paragraph have been complied with.
22.2 In tune with the most elementary business practices, Contractor shall not pay any commission or fee whatsoever to employees or officials of the Company, and shall not grant to them, their relatives or friends, discounts on their possible purchases or personal operations, nor shall it grant any other type of benefit or courtesy exceeding the limits of what is strictly understood as elementary courtesy. Compliance with provisions of this clause is considered an essential obligation of Contractor, the verification of which shall, if applicable, be extended to the respective Subcontractors. To this end, each agreement entered into with Subcontractors must contain a reproduction of this clause and the commitment to observe it as regards the Company. The Company shall be able, with prior notice of three (3) days, to examine the accounting records and/or books of Contractor, in order to verify compliance with what has been established in this clause. The same power to be granted in favor of the Company shall be agreed upon by Contractor with its Subcontractors.
23. Taxes: Contractor shall strictly perform its tax obligations and shall be subject to the applicable general taxation legislation. Consequently, it shall fully bear any tax, rate, charge, expense or right, whether national, provincial or municipal, that may be applicable pursuant to or in relation with the possible contract or instrumentation or recording thereof, including any applicable tax or withholding with respect or due to payments or acts performed in compliance thereof, plus secondary claims and penalties.
Payments provided for under the Contract to be instrumented do not include the Value Added Tax (VAT) to be paid pursuant to what has been established by the competent Argentine authorities in this issue. The Company shall pay Contractor the amount of such tax against receipt of the invoice including it, issued in accordance with the applicable provisions in force. Amounts paid for the VAT may be paid in local currency using the exchange rate in force on the business day immediately preceding the invoice date.
Contractor shall indemnify and hold the Company harmless against any cost, damage and injury that may be claimed against it due to the items previously indicated.
This indemnity obligation must be complied with by Contractor within twenty four (24) hours of a request made by the Company by sufficient means.
All amounts to be paid due to the stamp tax applied on the contract to be instrumented, should the same be subject thereto, shall be equally paid by Contractor and the Company.
24. Domicile. Applicable Law and Jurisdiction: The Company constitutes special domicile for the purposes of any notice related to the administrative and operational part of the contracting, at the one established in the Specific Bidding Terms and for court or out-of-court purposes at Leandro N. Alem 1180, Buenos Aires. Contractor shall constitute special domiciles for the same purposes, pursuant to what has been established in clause 2(d). Except otherwise provided in each particular contracting, the applicable law shall be the law of the Republic of Argentina. The parties hereby submit to the jurisdiction of the local courts of the city of Buenos Aires to solve the disputes that cannot be solved in good faith directly between them.
25. Acts of God or Force Majeure:
25.1 Act of God or Force Majeure shall be: (i) any extraordinary unforeseeable event or (ii) any extraordinary event which though foreseen, may not have been avoided, provided such extraordinary unforeseeable or unavoidable events last more than three (3) days. In case of extraordinary events, sections 513 and other applicable sections of the Argentine Civil Code shall apply.
25.2 In no event shall Contractor invoke unconscionability, want of skill or commercial impracticability, in everything related to the contract to be entered into. In no case shall it attempt to change or terminate the performance of the works or the rendering of the services by invoking a change in the economic feasibility or in the profitability of the operation.
25.3 Burden of the Proof. Contractor must notify the Company about the occurrence of an event that may qualify as an Act of God or Force Majeure in the manner and within the term established in 25.4(i). The expiration of such term or the non compliance with the information duties established shall cause the lapsing of the right to claim such liability exemption(s).
The Company must issue a decision on the matter within forty eight (48) hours as from the compliance in the anticipated term of the requirements established in 25.4 (i). If the Company fails to do so, the cause invoked shall be deemed accepted.
If the event is admitted, the Company shall determine the corresponding extension to be included in the works schedule.

The granting of a greater term shall be at the exclusive option of the Company.
25.4 If Contractor becomes totally or partially incapable of complying with the obligations of the contract awarded to it due to an extraordinary event that may qualify as an Act of God or Force Majeure, its obligations shall be suspended for the time such extraordinary event lasts, to the extent such event affects it, provided that (i) it notifies in writing the Company of its inability to perform its obligations due to the extraordinary event of Act of God or Force Majeure, within forty eight (48) hours of the occurrence thereof, supplying all details on what happened, including an estimate of the duration thereof and of the probable impact on the performance of its contractual obligations, and that it continues to inform in a timely and periodical manner on the situation, as long as such extraordinary event lasts; (ii) it makes its best efforts and adopts all actions that would be taken by a reasonable and careful Contractor, in accordance with good customary practice generally accepted for the type of works or service commissioned, in order to mitigate the consequences of the event and continue complying with its contractual obligations: and that it continues making its best efforts to cure, with due diligence and good faith, its performance incapacity; and (iii) it immediately notifies the Company of the cessation of such extraordinary event of Act of God or Force Majeure, that has been accepted and that has provided it with an excuse for non performance of its obligations.
25.5 Each party shall separately bear the economic consequences of the event of an Act of God or Force Majeure, and no additional payment or compensation shall be made by the Company to Contractor as a result of the suspension of the works or of the rendering of the service attributed to such Act of God or Force Majeure accepted by the Company.
If the event occurred renders impossible the completion of the works or of the service, the contract shall be terminated by operation of law. If the consequences of the event force the stopping of the works or services for the term established in the specific bidding terms of the contracting, the Company shall be able to terminate the contract. In any one of these two cases, only works performed shall be paid.
26. Performance Bond and Labor Obligations
26.1 If at any time during the term of the Contract, the payment, financial or credit capacity of Contractor is affected by any circumstance that might, on the sole judgment of the Company, cause non compliance by Contractor of any of its obligations under the Contract or Base Documentation (including, without limitation, the total and full payment of all the Labor Obligations due to its personnel); Contractor shall, on request of the Company, establish and maintain in force and effect for the whole term of the Contract and up to the end of any warranty period that may have been provided for, a performance bond (the “Bond”) for the amount that the Company may reasonably estimate as adequate to address the pending obligations in charge of Contractor.
The Bond may be constituted in cash, in which case an amount of up to ..... % shall be discounted from each invoice or, in the case of a credit invoice, through the partial acceptance thereof for the equivalent amount; through a bank guaranty; through listed securities; surety bond or through other ways, to the entire satisfaction of the Company.
The Company shall not acknowledge interest on the guaranty deposit, but the interest accrued on the securities that may be produced shall belong to depositor and shall be at the disposal thereof when the issuing entity makes them available.
26.2 Should the above not be complied with by Contractor, the Company shall be entitled to terminate the Contract by operation of law and Contractor shall have no right to any compensation for such termination, being the Company able to assign any pending amount to Contractor to the compliance, on the account and behalf of Contractor, of any pending obligation of Contractor, for which purpose it is hereby irrevocably authorized.
26.3 Should any lack of compliance of Contractor be still pending for a term of forty five (45) days or more, the Company, apart from the other remedies awarded thereto by the Contract, the Base Documentation and/or the law, shall be able to fully or partially execute the valid bonds, up to the settlement of the total amounts due or obligations pending performance by Contractor, plus their respective interest.

27. Penalties. In case of delays of Contractor in the construction of the works or in the rendering of the service, pursuant to the works schedule that has been established in the Contract or Base Documentation, or in the case of repeated non compliance by Contractor of the commissioned tasks, the Company shall be entitled to apply the penalties to be established in the Specific Bidding Terms, by operation of law.
The amount resulting from the application of the penalties shall be discounted from the respective invoices, in case there are invoices of Contractor pending payment, or else shall be directly required to Contractor, which shall have to pay such amount within fifteen (15) days of the effective notice by the Company in this respect (with the respective invoice attached thereto) or deducted from the Bond.
The amount of the penalties to be applied shall not be, per each individual event, lower than {zero with five percent (0.5%) per day} of the total amount of the Contract, nor higher than, collectively {twenty percent (20%)} of the total amount of the Contract.
Always subject to the right of the Company to terminate the Contract, the payment of the penalties shall not release Contractor from its obligations of diligently completing the contracted works or service or from any other obligation arising from the Contract or the law.

EXHIBIT 1
CONTRACTOR MANAGEMENT SYSTEM

Health, Safety and Environmental Requirements
Contractor Liability
During the execution of the works, Contractor shall be totally responsible for complying with:
>	The national, provincial and municipal effective regulations on the issue.

>	The Company’s internal standards on safety, health and the environment (SSA).
Contractor shall be totally responsible for the supervision of its personnel in order to assure compliance with all applicable safety requirements.
Contractor shall appoint one of its employees in the works site to act as safety, health and environmental advisor, having previously asked the Company for the approval thereof.
This advisor shall be responsible for coordinating safety, health and environmental activities of Contractor with the SSA representative of the Company, for all the issues in this area.
Items valid for the present contract are detailed in the attached “Application Lists”.

Occupational Health Requirements
1. Legal references
In this contract, the performance of contractor in Health, Industrial Safety, and Environmental (HSE) matters shall be subject to the effective legal provisions in the Republic of Argentina, especially the Occupational Risks Act 24557/95, together with its decrees, awards and complementary resolutions, Act 20744/ its decrees, resolutions and amendments, Act 19587/72, its Regulatory Decree 351/79, and its Decree 1338/96 and resolution 444/91 on Health and Occupational Safety (MTSS). Act 24051/91 and its Regulatory Decree 831/93, which regulates the protection of the environment, Act of the Province of Buenos Aires 11347/92, Regulatory Decree 450/94 and Amending Decree 403/97, that regulate pathogenic waste, Industrial Settlement Act of the Province of Buenos Aires 11459/93 and its Regulatory Decree 1601/95. Resolution 157/93 of the National Transportation Secretariat, Act 24241 and Decree 1278/00.
2. Occupational Health Requirements
2.1- As from the bidding stage, contractor shall submit a description of the occupational and environmental risks of the geographic area referred in the bidding terms as well as of the activities to be performed. Once the contract is awarded, these occupational and environmental risks will be reviewed and updated regularly. An identification, evaluation and risk control system shall be included, to measure variations in the course of time.
2.2. Contractor shall present a plan to avoid, reduce and control endemic/epidemic diseases, specific of the area.
2.3. Contractor must consider and budget in the bidding stage the following requirements:
2.3 1. Occupational Health Plan Coordinator Contractor shall have one (1) Doctor with qualifying degree in Occupational Medicine, preferably with field experience in the oil or petrochemical industry, knowledgeable in emergentology and treatment of victims of serious accidents. His/her responsibility will be to plan and put into practice the activities related to Occupational Health outlined in the Medical Guide and Procedures Manual of Pan American Energy.
     His/her duties will be to coordinate the activities of the health personnel in the field (doctors, nurses, paramedics, etc.), to comply with the medical emergencies plan and to assist the personnel according to what is provided for by law and by Pan American Energy’s own internal practices.
2.3.2. Field Health Care Personnel
Given that the works will be carried out in places distant from urban centers, Contractor must staff permanent health care personnel in the sites mentioned in the Bidding Terms. Graduated doctors in exercise of their profession shall be needed for works fronts staffed with more than 200 workers, and these doctors shall be available for emergencies and consultations. In special high risk cases or areas distant from medical resources, there shall be a permanent doctor in the drilling site or works front. The background of these doctors shall include experience in emergentology, critical patients care and evacuation and occupational medicine knowledge. Graduated nurses are required permanently in those works fronts when the number of workers exceeds 50 and the risk is low. In works fronts with less than 50 workers and high risk the presence of a nurse is mandatory while any task is being performed in the area. The background of these nurses shall include experience in emergency rooms or intensive care units and in factory infirmaries. Once the contract is awarded, a continuous education program for emergencies, catastrophes and health preventive issues (nourishment, diseases, etc.) shall be included.
2.3.3. Occupational medical examinations
These examinations must be performed to all individuals working under this contract, in compliance with Act 24557/95, Resolution SRT 43/97 and PAE’s Health, Industrial Safety and Environmental Policy. Once the contract is awarded, awardee shall perform the examinations provided by law to all its employees and shall warrant that its contractors and subcontractors also do so. The examinations will be pre-occupational risk-oriented examinations, periodical risk-oriented examinations, pre-position transfer risk-oriented examinations and pre-termination risk-oriented examinations.
2.3.4. Health Promotion Programs :
The activities outlined in 2.1 shall be detailed in a time schedule. Significance shall be assigned to the inclusion of programs to prevent: hypoacusia induced by industrial noise, alcoholism and addiction to other licit and illicit drugs, solar radiation injuries, ionizing radiation, cold, heat, dust, bad postures and injuries and poisoning caused by chemical agents. It shall also consider the diagnosis and prevention of diseases transmitted by air, water and food, inmunopreventible diseases, diseases transmitted by virus, bacteria, insect stings, scorpions, spiders, animal bites, snakes and sexual transmission diseases.

2.3.5. Recording and statistics:
Contractor shall document, by means of records and medical statistics, the tasks performed and shall send to PAE, monthly reports on this activity in equal or similar format to the existing one in PAE’s Medical Guide and Procedures Manual. All formalities required by Occupational Hazards Insurance Companies regarding information on accidents and occupational diseases shall be fulfilled.
2.3-6. Health care at the works sites:
Contractor, through its health care personnel, shall provide first aid and evacuation in case of injuries or occupational and non occupational diseases, to all the personnel at the rig, and at the works line and front. Contractor shall become familiar with PAE’s medical emergencies plan and will be part of it. In case medical care is necessary, contractor shall coordinate such care to be provided at health care centers of low, medium and high complexity and shall submit a proposal with the chosen centers. Once the contract is awarded, contractor shall submit a plan of medical emergencies in line with PAE’s plan, which shall have at least:
2.3.6.1. A system for health care and transfer of patients, including communication and transport means, assigned personnel and referral centers.
2.3.6.2. A first aids brigade, trained in first aid and CPR for each works site with its respective continuous training program.
2.3.6.3. Updating of Medical Emergencies Plan, being also liable of informing PAE, within 24 hours, about all emergency situations requiring evacuation of injured patients. Contractor will fulfill all the requirements demanded by its Occupational Hazards Insurance Company.
2.3.7. Infrastructure and staff:
Prior to the award, the offeror shall submit a plan to render the following services, which must be operational simultaneously with the initiation of the works, and having been previously audited by PAE’s medical and safety personnel.
2.3.7.1 Infirmary or aid centers: They shall be equipped to take care of critical patients or patients with ordinary injuries (oxygen, stretchers, set of instruments, etc.) (Advanced Trauma Life Support)
2.3.7.2. Infirmary Elements: Infirmaries will be equipped with elements for cardio pulmonary urgencies and accidents, suitable to be used by doctors, nurses and paramedics (inflatable splints for limbs, neck and head immobilizers, intubators, aspirators, ambu laryngeal masks, sheets for burnt patients, aluminized blankets for patients transport, vacuum mattress, etc.).
2.3.7.3. Transportation: Contractor shall have permanently, at least, one vehicle with cab, available at each works site for land transportation of patients. The vehicle shall have fire extinguisher, flashlight, flares and radiophone. Contractor shall also have ambulance services available, near the operational bases.
2.3.7.4. Medicines: There must be necessary medicines to handle emergencies and common diseases, which shall be selected by contractor doctors, who will control the stock and expiration dates of such medicines.
2.3.8. Environmental cleaning and hygiene:
2.3.8.1. Drinking water: Contractor shall plan the supply of drinking water for the workers following the guidelines described in PAE’s Medical Guide and Procedures Manual.
2.3.8.2. Diners: If the contract includes food services, the guidelines described in PAE’s Medical Guide and Procedures Manual shall be followed.
2.3.8.3. Food manipulators: If the contract includes food services, the guidelines described in PAE’s Medical Guide and Procedures Manual will be followed.
2.3.8.4. Camps Condition: See Camps procedures

Occupational Hygiene and Safety Requirements
1	SSA Policy

2.	Planning

3.	Implementation and operation

4.	Checks and corrective actions
1. SSA Policy
Offeror shall know, understand, communicate and comply with PAE’s SSA Policy. Offeror must assure and document compliance thereof at all levels of its organization. During the performance of contract, the policy shall be fixed in places easily accessible by all personnel. Should the offeror have a SSA policy, then it shall submit a signed copy thereof for the corresponding analysis. If it does not have a policy in place, it will indicate so in its offer.
2. Planning
2.1. Resources and Personnel
2.1.1.Offeror shall warrant, at least, one full time Industrial Safety Coordinator of Contract for the works sites, and several SSA supervisors depending on the magnitude and risk of the activity. During the offer study or the performance of the contract, PAE may request adjustments to the payroll, with the purpose of guaranteeing an appropriate coverage of that task.
2.1.2. The coordinator must have proven experience in industrial safety, the supervisors or inspectors must have, at least, the level of a technician in industrial safety. Offeror shall detail in its offer the resources allocated to the development of the industrial safety program, such as: budget, communications means, transportation means, training, audio-visual aids, measurement equipment, personal protection equipment and database to keep safety statistics.
2.2. Induction, Training, Awareness and Disclosure Program
2.2.1. Offeror shall determine the training in SSA which, according to the project, must be implemented, including in a matrix the personnel to whom it is addressed and an estimation of the time at which it will be applied.
2.2.2. Contractor shall also host daily industrial safety briefings, weekly health, safety and environmental meetings at which the following will be discussed: specific standards of the works to be executed, unsafe situations identified, and incidents occurred and lessons learned.
Contractors are responsible for the supply of documentation about training in safety and industrial hygiene areas for all personnel involved in the project. The instruction will be specific and applicable to the project. If a mutual agreement is reached, training could be provided by our company personnel in specific subjects.
2.2.3. All new personnel in the project must wear, in the sites so requiring, a green helmet so that all the rest of the personnel is warned that it is a person undergoing training or new in the works. Once all the training courses are completed and when the supervision deems it advisable, the previously mentioned helmet color will be replaced by the corresponding one.
All training shall be registered together with the developed subject and filed for its eventual control.
2.2.4. Offeror must also submit its performance goals in industrial safety for the contract, and identify the actions to be carried out to achieve them. Proactivity indicators (PAE indicator guidelines may be used) shall be included.
For this purpose, offeror shall have disclosure means such as billboards, pamphlets and posters aimed at strengthening the positive attitude, knowledge and fulfillment of the standards and procedures.
Offeror must assimilate any campaign issued or promoted by PAE under this scheme.
2.3. Risk Administration
2.3.1. Offeror must present the set of main activities to be performed, and identify and evaluate the main risks establishing the required control measures. The product of this analysis shall be submitted as an appendix.
2.3.2. Offeror must know and comply with PAE’s Work Permits System .
2.4. Vehicular Safety Program
2.4.1. Vehicular driving and transport management procedures shall be complied with.
2.4.2. The operation, revision and maintenance of automotive heavy equipment (cranes, retro diggers, bulldozers, etc. ) must be part of the same program and, additionally, must include the safe operation procedures of each equipment in the language of the operator. Moreover, all equipment required for raising loads (cranes, pipe layers, freight elevators, trucks, hydro cranes, winch trucks, etc.) must be previously certified by an institution acknowledged by PAE. During the contract term, equipment must be certified every year. The personnel operating such equipment shall also be authorized.
2.5. Personal Protection Equipment, Elements and Devices
2.5.1. Offeror must submit a plan of provision, use control and replacement of the personal protection elements for all the workers present at the works site and in accordance with the identified risks.
2.5.2. PAE requires as minimum equipment for each worker, the following: at construction sites and industrial areas: Safety shoes, boots with safety toe, helmet, gloves, safety goggles, hearing protectors and those other protection elements required to perform a safe work according to the identified risks the worker is exposed to.
3. Plan Implementation and Operation
3.1. Offeror shall anticipate the inclusion of training resources for the personnel according to the previously established planning, to wit: didactic material, the site at which the activity will be performed and the human resources to be employed.
3.2. The awardee offeror shall indicate how he will assure that all the personnel:
>	Understands the SSA policy.

>	Is trained in the identification of dangers and risks handling

>	Knows its role and responsibility in the SSA plan.
3.3. Emergency Response Plan
Offeror shall submit a plan indicating the organization, response brigades, available resources for its execution, communications lines and emergency categories, emergency practice and training program.
Its personnel shall be linked to the emergency plans of the site and ready to work in the response brigades if PAE so requires.
Offeror shall make the medical evacuation plan available in case of an emergency, clearly indicating in a flow chart the names of the involved personnel and involved medical institutions, according to the complexity of the emergency.
3.4. Reports
     Once the contract is awarded, awardee will monthly submit to the PAE representative reports containing the following data:

	Safety Matrix	Month/Year
3.4.1.	Number of deaths
3.4.2.	Number of cases with lost days
3.4.3.	Number of lost days
3.4.4.	Number of injuries and diseases with restricted work
3.4.5.	Number of injuries and diseases with medical treatment
3.4.6.	Number of worked hours
3.4.7.	Number of accidents in road, light vehicles (< 3,5 T)
3.4.8.	Number of accidents in road, heavy vehicles (> 3,5 T)
3.4.9.	Distance run by light vehicles, km (< 3,5 T)
3.4.10.	Distance run by heavy vehicles, km (> 3,5 T)
3.4.11.	Number of observations of SSA
3.4.12.	Amount of ASA
3.4.13.	Number of near-misses
3.4.14.	Number of SSA Alerts
3.4.15.	Number of First Aid Cases
3.4.16.	Training hours
3.4.17.	Number of SSA audits
3.4.18.	Number of SSA meetings
In case of need a complete definitions guide can be found in the SSA correct handling document (Getting HSE Right).

4. Verification and Corrective Actions
4.1. Inspections Plan
4.1.1 Offeror must submit an inspections plan to evaluate the administrative management in industrial safety, including the methodology description, the participants, the performance intervals and the recommendations follow up.
It must also provide information about its own equipment and tools maintenance inspections, according to the preventive maintenance programs.
4.2. Contractor shall be in charge of industrial hygiene monitoring in the works environment of its employees, with the purpose of verifying that they are suitably protected in those areas where a potential exposure to chemical products, biological and/or physical agents exists. Our company will inform contractors at the works place, about any dangerous condition existing therein, with the purpose of assisting them in the identification of these conditions in the cases where monitoring is required. If contractors do not have the capacity to perform such task, they will have to contract the services of a qualified consultant or to obtain the services of specialized companies.
4.3. Investigation and Incident Reporting System Offeror must submit its investigation and incident reporting system, and it must also attach an investigated accident case with the respective causes and established recommendations. Once the contract is awarded, offeror shall be able to use PAE’s incident investigation guide
4.4. Plan Audit
4.4.1. Offeror shall propose a revision of the plan designed for the project with the purpose of an early identification of deviations.
4.4.2. The resulting non conformities will be listed and terms and individuals in charge to perform the corrective actions will be established.

Environmental Requirements
General Aspects
PAE has a ISO 14001 certified Environmental Management System (EMS), where the activities of offerors are included.
Should the offeror be awarded the works, it shall comply with PAE’s EMS. A copy of said document is available on request.
1. Environmental Management Plan for the Project
The Environmental Management Plan for the Project is the Document the offeror must include in its bid. The offeror must include all the activities it needs to carry out in the development of the project, and shall only include the list of the relevant building and operative procedures involving the management of Significant Environmental Aspects following the procedural identification criterion of PAE’s environmental aspects.
2. Environmental Policy
Offeror must know, understand, communicate and comply with PAE’s Environmental Policy. Offeror must ensure and produce evidence of compliance with said Policy at all levels of its organization. During the performance of the contract, the policy must be fixed in places easily accessible by all the personnel.
2.1. Offeror must present its environmental policy or the environmental policy proposed for the development of the activity.
3. Planning
According to the complexity of the project, the full or partial compliance with the items described below shall be determined in the particular conditions.
3.1 Identification of environmental Aspects: it must know the Environmental Aspects of PAE’s EMS and identify and control the Significant Environmental Aspects – SEA– originated by its operations.
3.2 Legal Requirements: it must know, understand and comply with the Legal Requirements established by PAE in the EMS as well as in the specific Licenses and Permits for the project and others to be applied.
3.3 Objectives and goals: all PAE’s EMS objectives and goals which are related to its activities have to be known and all Objectives and Goals arising from the spotted Significant Environmental Aspects must be established.
3.4 Environmental Management programs: it must know, apply and/or design and execute all Environmental Administration Programs (or of environmental management) related to the Objectives and Goals identified, ensuring compliance thereof.
Offeror must summarily and schematically present the environmental administration or management programs according to the objectives and goals identified by offeror according to the Environmental Management Plan elaborated by PAE, applicable to its work or service.
4. Implementation and Operation
4.1 Structure and Liability
Offeror shall implement, keep and operate its Environmental Management, under the following conditions:
4.4.3 Establishment of an organizational structure.
4.4.4 Submission of the proposed Environmental Management System organizational chart.
4.4.5 Align its Environmental Management System with that of PAE’s
Ensure compliance with PAE’s environmental policy
4.4.6 According to the complexity, it shall contemplate the appointment of a person who will be responsible of the environmental area and who shall be custodian of the environmental management elements.
4.5 Training, awareness and competence
4.5.1 It shall define and execute a training program to ensure: knowledge on environmental management (and its relation with PAE’s EMS), competence of the personnel managing Significant Environmental Aspects (significantly impacting or that may impact on the environment) and that said personnel is aware of and applies the operational procedures related to its activity. Offeror shall submit its proposed training program through a matrix.
4.6 Communications System
It shall establish and keep a communications system on the environmental management System and agreed upon with PAE.

Offeror shall summarily submit the proposal or scheme of communication of the relevant aspects of the environmental management.
4.7. Control of Documentation
A Control, Management and Distribution system of the environmental management documents shall be defined and applied, consistent with PAE’s EMS.
Offeror shall comply with the list of operational control procedures according to the EMS.
4.8. Prevention and response to an emergency
PAE’s Contingency Plan shall be known and understood.
Offeror is required to include the proposal to meet this Plan in the training matrix requested, as well as to include the management of environmental emergencies in the environmental administration programs.
5. Verification and Corrective Actions
5.1. Monitoring and Measurement: Offeror shall comply with the procedure to perform monitoring and measurement of the characteristics that are inherent to its operations and activities to ensure a correct environmental management consistent with EMS.
All equipment and instruments that form part of the system for monitoring and measuring variables associated to significant environmental aspects must be calibrated and the appropriate maintenance implemented. These two activities must be registered.
Non-conformities and Corrective and Preventive Actions: Offeror must set up a plan to correct identified non-conformities. Corrective and preventive actions must be verifiable and timely informed to PAE. A copy of the verification and issuance/closure report of non-conformities must be available for its control by PAE.
Offeror must include in its proposal the performance verification system, the way corrective actions shall be handled and how the closure shall be verified.
Issuance and Control of Environmental Registries
The list of registries shall be delivered to PAE to make it official within the system. Additionally, the list of significant environmental procedures of the activity to be carried out shall be included.
The registries to be generated shall be consistent with the respective procedure and shall be sent to PAE within the terms specified for said procedure.
5.2 EMS Auditing
Offeror authorizes PAE to audit and inspect, at any time, all equipment, work sites, personnel and documents that are necessary to evaluate the compliance and application of EMS.
Offeror shall present its proposal of the internal audit program to be performed during the execution of the works.
5.3 Revision by the Management
The documents generated after auditing shall be revised by PAE’s management. Offeror shall submit the management revision program proposed.
5.4 EMS’s Formats
Offeror may design, develop and document its procedure and registries by using as a basis those established in PAE’s EMS.
5.5 Improvement of EMS
Offeror may suggest and recommend practices and/or procedures aiming at continuing improving the EMS.
5.6 Induction Meeting
Before the starting-up of activities, the management and the supervisory personnel of Offeror shall participate in an induction meeting of SSA.
The purpose of the meeting shall be to clarify doubts and to reaffirm knowledge and commitment in the execution of the Environmental Management Plan by Offeror with the following general agenda:
➢	PAE’s environmental policy

➢	EMS

➢	Legal considerations

➢	Indications regarding the Environmental Management Plan of the Project

➢	General Environmental Requirements

➢	Specific Rules on Environmental Compliance

As it applies to the object of service/activity to hire, the following rules and guidelines of actions shall be taken into account by Offeror and its employees:
Damage to third parties caused by non-compliance with these rules is the responsibility of OFFEROR, who shall have to cure said damage at its cost.
As a measure of protection of wildlife, bearing and using arms in the area of work is prohibited, except for the safety personnel who is expressly authorized to do so.
Mobile equipment, including heavy machinery, shall be operated so that minimum deterioration to soil, vegetation and streams of the works site is caused. The washing of mobile equipment shall not be made in gap beds or in other sites different from the areas authorized in the works site. Provisioning of fuel and maintenance of mobile equipment and other machinery, including washing works, shall be carried out in a way so as not to pollute soils or waters and waste shall be retained and treated. The location of the yards to carry out these operations shall be isolated from the streams.
Offeror shall keep in good operative conditions all its machinery with the aim of avoiding lubricant or fuel leaks that may affect soils, streams, air and organisms.
Motor-pumps, and in general water-extraction equipment to be installed at a stream bank shall be supplied with trays to allow avoidance of fuel and lubricants leaks. By no means shall oils or fuels be discharged to a water body or soil.
Used oils and lubricants and cleaning and maintenance residues shall be retained in hermetic containers and shall be treated and have an appropriate final disposal.
All camps shall be supplied with facilities for recollection, treatment and disposition of waste water, which systems shall have to be previously authorized by PAE. Solid waste shall be handled pursuant to PAE’s standards.
Offeror shall ensure that the impact on vegetation or the deforestation is the minimum necessary to carry out the works, for which purposes they shall have the relevant permits.
Deforestation and cutting waste must not reach streams. Said waste must be piled up so that no imbalance in the conditions of the area is caused. Except in cases that are justified by PAE and authorities of the administration of woods, protected forests, etc. said waste shall not be burned.
In the land movement operations, Offeror shall implement all control measures regarding the materials waste in order not to cause land slips in the surrounding area and pollution of streams. A previous plan has to be in place to dispose inert waste and to store the vegetal layer to later restore the landscape (restoration of vegetation, corrective land movements, etc.) The works oriented to the management of rain water must be carried out before the land movement has started.
When ditches or trenches of a work directly meet in a surface water source, they shall be provided with appropriate infrastructure to allow sediment decantation.
Drainage must be built following level curves towards natural protected channels. Should this not be possible, energy dissipation structures must be built.
When it is necessary to deviate a natural stream or when a transitory path has been built for a stream and these works shall not to be necessary in the future, the abandoned stream or the path shall be restored by Offeror to its original conditions.
Offeror shall install tubes and/or hoses provisionally, depending on the output to be handled, in drainages and runoffs interrupted by the construction of paths.
Broken-stone or bed particles shall not be removed from the river, brook beds, beaches, lakes or small lakes, except in areas specifically approved as sources of material by the competent governmental entity and in this case the deterioration of the area at the end of the use shall be avoided, and it shall carry out works that are necessary for the recovery of the affected area.
Offeror shall take all steps necessary to ensure that cement, mud or fresh concrete, and in general solid residues, are not received, at the end, by the stream beds.
Excavation or path opening material shall be piled up for its use in restoring the landscape when works are not permanent.
Offeror shall put special attention to maintain fences, enclosures and accesses, which shall remain closed at all moments and demand from its sub-contractors the observance of this obligation. The adequate disposition of waste water shall be permanently verified.
In camp areas all natural and artificial rain water drainage and gutters have to be clean. Offeror shall be obliged to cooperate so that the behavior of its workers is an example for the community.
At the end of the activities, the work areas shall be left in similar conditions to those initially found.
All hydrocarbons handling activity shall have preventive and control measures for leaks. Hunting, consumption, transport or holding of wildlife animals or breeding animals is prohibited.

Regarding the protection of historical and cultural resources, Offeror is obliged to take into account the following recommendations if a site with archeological remains is found:
–	Do not allow the destruction of remains and elements.

–	Avoid publication so that robbery or site alteration is prevented.

–	Transitorily suspend works in the site and immediately contact PAE’s representative.
5.7 Reports
If awarded the works, Offeror shall inform PAE’s representative, within two hours of produced, of any news related to the actual or potential environmental damage.
Other data shall be monthly sent to the inspection of PAE or to whom PAE may specifically indicate.

Quantity
5.9.1 Spillage 1 barrel (bbl) = 159 liters = 42 US gallons
5.9.2 Spillage between 0 and 1 barrel
5.9.3 Number of hydrocarbon spillage
5.9.4 Volume of spilled hydrocarbons (liters)
5.9.5 Volume of spilled hydrocarbons but not recovered (liters)
5.9.6 Spillage in land or surface water
5.9.7 Spillage reaching environment (number)
5.9.8 Loss of containment (number)
5.9.9 Chemical emissions (as per definition) number
Other data shall be submitted quarterly, in accordance with what has been established, in the following format. Values of EMISSIONS into the air may be required. If this is verified, PAE shall provide instruction to complete the corresponding forms.

EMISSIONS INTO THE AIR	UNITS
CO2 (carbon dioxide) Emissions	tons
CH4 (methane) Emissions	tons
Emissions of hydrocarbons with no methane	tons
Total of hydrocarbons into the air	Total in tons
Water consumption
Drinking water consumption	m3
Fresh water consumption	m3
Total consumed water	Total in m3
Power consumption
Fuel gas	tons
Diesel (used to generate power, not for transportation)	tons
Waste generation
Total treated waste	tons and m3
Total recycled waste	tons and m3

DRILLING APPLICATION LIST
Occupational Health

REQUIRED
1. Legal References	YES
2. Occupational Health Requirements
2.1 Description of occupational and environmental risks	YES
2.2 Submission of a Health Plan	YES
2.3 Submission of budget:
2.3.1 Authorized Medical Coordinator of Occupational Health Plan	YES
2.3.2 Field Health Care Personnel – Covered by PAE	YES
2.3.3 Occupational medical examinations	YES
2.3.4 Health Promotion Programs	YES
2.3.5 Submission of Recordings and Statistics	YES
2.3.6 First-Aid and evacuation
2.3.6.1 Communication and transport means, assigned personnel and referral centers. PAE Ambulance	YES
2.3.6.2 First-aids brigade, trained in first aids and CPR per each site	YES
2.3.6.3 Medical Emergencies Plan	YES
2.3.7 Infrastructure and Staff
2.3.7.1 Infirmary or aid centers	NO
2.3.7.2 Infirmary elements	NO
2.3.7.3 Transportation	NO
2.3.7.4 Medicines, as per I-55 PAE	First-Aids Kits
2.3.8 Environmental cleaning and hygiene
2.3.8.1 Drinking water supply	YES
2.3.8.2 Diners – Does not apply in GSJ	YES
2.3.8.3 Kitchen personnel	NO
2.3.8.4 Camps	NO

Occupational Hygiene and Safety

1. SSA Policy	YES
2. Planning
2.1 Resources and Personnel
2.1.1 Full time industrial safety supervisor for 7 drilling teams	YES
2.1.2 Resources allocated to the development of industrial safety program	YES
2.2 Induction, Training, Awareness and Disclosure Program
2.2.1 SSA Training	YES
2.2.2 Performance of daily, weekly, monthly briefings, etc	YES
2.2.3 Industrial Safety Goals for contract	YES
2.3 Risk Administration
2.3.1 Identification of main risks	YES
2.3.2 Work Permits System	YES
2.4 Vehicular Safety Program
2.4.1 Applicability of driving and transportation management procedure	YES
2.4.2 Special equipment. Authorization of equipment and personnel	YES
2.5 Personal Protection Equipment, Elements and Devices
2.5.1 Supply, use control and replacement plan of personal protection elements	YES
2.5.2 Minimum Requirements of Personal Protection Elements	YES
3. Plan Implementation and Operation
3.1 Personnel training according to prior planning	YES
3.2 Assurance Plan	YES
3.3 Emergency Response	YES
3.4 Reports
3.4.1 Number of deaths	YES
3.4.2 Number of cases with lost days	YES
3.4.3 Number of lost days	YES
3.4.4 Number of injuries and diseases with restricted work	YES
3.4.5 Number of injuries and diseases with medical treatment	YES
3.4.6 Number of worked hours	YES
3.4.7 Number of accidents in road, light vehicles (< 3.5 T)	YES
3.4.8 Number of accidents in road, heavy vehicles (> 3.5 T)	YES
3.4.9 Distance run by light vehicles, km (< 3.5 T)	YES
3.4.10 Distance run by heavy vehicles, km (> 3.5 T)	YES
3.4.11 Number of observations of SSA	YES
3.4.12 Amount of ASA	YES
3.4.13 Number of quasi-accidents	YES
3.4.14 Number of SSA Alerts	YES
3.4.15 Number of First Aid Cases	YES
3.4.16 Training Hours	YES
3.4.17 Number of SSA Audits	YES
3.4.18 Number of SSA meetings	YES
4. Verification and Corrective Actions
4.1 Inspections	YES
4.2 Inspections Plan	YES
4.3 Industrial Hygiene Monitoring	YES
4.4 Incident Investigation and Reporting	YES
4.5 Incident Investigation and Reporting System	YES
4.6 Plan Audit
4.6.1 Plan Revision	YES
4.6.2 Handling of Non-Conformities	YES

Environmental Requirements

1. Environmental Management Plan for the Project	YES
2. Environmental Policy of the Company
2.1 Environmental Policy of Contractor	YES
3. Planning
3.1 Environmental Aspects	YES
3.2 Legal Requirements	YES
3.3 Objectives and Goals	YES
3.4 Environmental Management Programs	YES
4. Implementation and Operation
4.1 Structure and Liability
4.1.1. Organizational Structure	YES
4.1.2 Submission of proposed Environmental Management System organizational chart	YES
4.1.3 Alignment of its Environmental Management System with that of PAE’s	YES
4.1.4 Individual in charge of environmental area – Covered by Safety Supervisor indicated in 2.1.1	YES
4.2 Training, awareness and competence
4.2.1 Training Program	YES
4.3 Communications System	YES
4.4 Control of Documentation	YES
4.5 Prevention and response to an emergency	YES
5. Verification and Corrective Actions
5.1 Monitoring and Measurement – Data Collection Sheet	YES
5.2 Non-conformities and Corrective and Preventive Actions	YES
5.3 Environmental Registries Issuance and Control	YES
5.4 EMS Audit	YES
5.5 Revision by Management	YES
5.6 EMS Formats	YES
5.7 Improvement of EMS	YES
5.8 Induction Meeting	YES
5.9 Reports	YES

WORK OVER AND PULLING APPLICATION LIST
Occupational Health

REQUIRED
1. Legal References	YES
2. Occupational Health Requirements
2.1 Description of occupational and environmental risks	YES
2.2 Submission of a Health Plan	YES
2.3 Submission of budget:
2.3.1 Authorized Medical Coordinator of Occupational Health Plan	YES
2.3.2 Field Health Care Personnel – Covered by PAE	YES
2.3.3 Occupational medical examinations	YES
2.3.4 Health Promotion Programs	YES
2.3.5 Submission of Recordings and Statistics	YES
2.3.6 First-Aid and evacuation
2.3.6.1 Communication and transport means, assigned personnel and referral centers. PAE Ambulance	YES
2.3.6.2 First-aids brigade, trained in first aids and CPR per each site	YES
2.3.6.3 Medical Emergencies Plan	YES
2.3.7 Infrastructure and Staff
2.3.7.1 Infirmary or aid centers (PAE System)	NO
2.3.7.2 Infirmary elements (PAE System)	NO
2.3.7.3 Transportation (PAE System)	NO
2.3.7.4 Medicines, as per I-55 PAE	First-Aids Kits
2.3.8 Environmental cleaning and hygiene
2.3.8.1 Drinking water supply	YES
2.3.8.2 Diners – Does not apply in GSJ	YES
2.3.8.3 Kitchen personnel	NO
2.3.8.4 Camps	NO

Occupational Hygiene and Safety

1. SSA Policy	YES
2. Planning
2.1 Resources and Personnel
2.1.1 Full time industrial safety supervisor for Workover and Pulling	YES
2.1.2 Resources allocated to the development of industrial safety program (2 Supervisors for 11 Work Over Teams and 6 Pulling Teams	YES
2.2 Induction, Training, Awareness and Disclosure Program
2.2.1 SSA Training	YES
2.2.2 Performance of daily, weekly, monthly briefings, etc	YES
2.2.3 Industrial Safety Goals for contract	YES
2.3 Risk Administration
2.3.1 Identification of main risks	YES
2.3.2 Work Permits System	YES
2.4 Vehicular Safety Program
2.4.1 Applicability of driving and transportation management procedure	YES
2.4.2 Special equipment. Authorization of equipment and personnel	YES
2.5 Personal Protection Equipment, Elements and Devices
2.5.1 Supply, use control and replacement plan of personal protection elements	YES
2.5.2 Minimum Requirements of Personal Protection Elements	YES
3. Plan Implementation and Operation
3.1 Personnel training according to prior planning	YES
3.2 Assurance Plan	YES
3.3 Emergency Response	YES
3.4 Reports
3.4.1 Number of deaths	YES
3.4.2 Number of cases with lost days	YES
3.4.3 Number of lost days	YES
3.4.4 Number of injuries and diseases with restricted work	YES
3.4.5 Number of injuries and diseases with medical treatment	YES
3.4.6 Number of worked hours	YES
3.4.7 Number of accidents in road, light vehicles (< 3.5 T)	YES
3.4.8 Number of accidents in road, heavy vehicles (> 3.5 T)	YES
3.4.9 Distance run by light vehicles, km (< 3.5 T)	YES
3.4.10 Distance run by heavy vehicles, km (> 3.5 T)	YES
3.4.11 Number of observations of SSA	YES
3.4.12 Amount of ASA	YES
3.4.13 Number of quasi-accidents	YES
3.4.14 Number of SSA Alerts	YES
3.4.15 Number of First Aid Cases	YES
3.4.16 Training Hours	YES
3.4.17 Number of SSA Audits	YES
3.4.18 Number of SSA meetings	YES
4. Verification and Corrective Actions
4.1 Inspections	YES
4.2 Inspections Plan	YES
4.3 Industrial Hygiene Monitoring	YES
4.4 Incident Investigation and Reporting	YES
4.5 Incident Investigation and Reporting System	YES
4.6 Plan Audit
4.6.1 Plan Revision	YES
4.6.2 Handling of Non-Conformities	YES

Environmental Requirements

1. Environmental Management Plan for the Project	YES
2. Environmental Policy of the Company
2.1 Environmental Policy of Contractor	YES
3. Planning
3.1 Environmental Aspects	YES
3.2 Legal Requirements	YES
3.3 Objectives and Goals	YES
3.4 Environmental Management Programs	YES
4. Implementation and Operation
4.1 Structure and Liability
4.1.1. Organizational Structure	YES
4.1.2 Submission of proposed Environmental Management System organizational chart	YES
4.1.3 Alignment of its Environmental Management System with that of PAE’s	YES
4.1.4 Individual in charge of environmental area – Covered by Safety Supervisor indicated in 2.1.1	YES
4.2 Training, awareness and competence
4.2.1 Training Program	YES
4.3 Communications System	YES
4.4 Control of Documentation	YES
4.5 Prevention and response to an emergency	YES
5. Verification and Corrective Actions
5.1 Monitoring and Measurement – Data Collection Sheet	YES
5.2 Non-conformities and Corrective and Preventive Actions	YES
5.3 Environmental Registries Issuance and Control	YES
5.4 EMS Audit	YES
5.5 Revision by Management	YES
5.6 EMS Formats	YES
5.7 Improvement of EMS	YES
5.8 Induction Meeting	YES
5.9 Reports	YES